SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No.   [_]


                      Post-Effective Amendment No. 17   [X]


                             REGISTRATION STATEMENT
                                     UNDER
                 THE INVESTMENT COMPANY ACT OF 1940, as amended


                            Amendment No. 20   [X]


                             -----------------------


                   LEGG MASON PARTNERS OREGON MUNICIPALS FUND
               (Exact name of Registrant as Specified in Charter)


                   125 Broad Street, New York, New York 10004
              (Address of Principal Executive Offices) (Zip Code)

                                 (203) 890-7046
              (Registrant's Telephone Number, including Area Code)

                             -----------------------

                               Robert I. Frenkel


                   Legg Mason Partners Oregon Municipals Fund
                      300 First Stamford Place, 4th Floor
                               Stamford, CT 06902
                    (Name and Address of Agent for Service)


                             -----------------------

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing become effective (check appropriate box):

[_]   Immediately upon filing pursuant to paragraph (b)


[X]   on August 28, 2006 pursuant to paragraph (b)


[_]   60 days after filing pursuant to paragraph (a) (1)

[_]   on (date) pursuant to paragraph (a) (1)

[_]   75 days after filing pursuant to paragraph (a) (2)

[_]   on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post effective amendment

Legg Mason Partners
Oregon Municipals Fund
Class A, B, C and Y Shares


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                              P R O S P E C T U S

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                                 August 28, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statements to the contrary is a crime.



[LOGO]
 LEGG
MASON


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   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

SPECIAL SHAREHOLDER NOTE

The fund's board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, shareholders of the fund will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income-type funds, and adopt a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters are expected to be mailed later in 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first quarter of 2007.

Share class standardization

The fund's board has approved certain share class modifications to, among other things, standardize the pricing and features of all fixed income funds in the fund complex. As a result, the fund's front-end sales load and/or deferred sales charge amount and/or schedule may increase in some cases or may decrease in other cases. The modifications are expected to be implemented during the fourth quarter of 2006. The Prospectus will be further supplemented prior to their implementation.


"Smith Barney" and "Salomon Brothers" are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisors. Legg Mason and its affiliates, as well as the fund's investment manager, are not affiliated with Citigroup.

Legg Mason Partners
Oregon Municipals Fund


                                    Contents

Investments, risks and performance ........................................    2

More on the fund's investments ............................................    7

Management ................................................................    8

Choosing a class of shares to buy .........................................   11

Comparing the fund's classes ..............................................   13

Sales charges .............................................................   14

More about deferred sales charges .........................................   18

Buying shares .............................................................   19

Exchanging shares .........................................................   20

Redeeming shares ..........................................................   21


Other things to know about share transactions .............................   23


Dividends, distributions and taxes ........................................   26

Share price ...............................................................   28

Financial highlights ......................................................   29



The fund is a Massachusetts business trust.

Prior to April 7, 2006, the fund was named Smith Barney Oregon Municipals Fund. The fund's investment objective and strategy were not affected as a result of this change.

Investments, risks and performance

Investment objective


The fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income tax and Oregon state personal income tax as is consistent with prudent investment management and preservation of capital.


Principal investment strategies

Key investments


As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in Oregon municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax and Oregon state personal income tax. Oregon municipal securities include securities issued by the State of Oregon and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from regular federal income taxes and from Oregon state personal income taxes.

      The fund focuses primarily on investing in intermediate-term and long-term investment grade municipal securities, which have remaining maturities at the time of purchase ranging from three to more than twenty years. Investment grade securities are rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager. The fund can invest up to 25% of its assets in securities rated below investment grade or, if unrated, determined by the manager to be of comparable quality (commonly known as "junk bonds").


Selection process

The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

o Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
o May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
o Considers the yield available for securities with different maturities and a security's maturity in light of the outlook for the issuer, its sector and interest rates
o Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features


2   Legg Mason Partners Funds

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

o     Interest rates rise, causing the value of the fund's portfolio to decline
o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded
o Oregon municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Oregon municipal issuers
o     Unfavorable legislation affects the tax-exempt status of municipal bonds
o The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect


      Oregon still is recovering from a three-year recession that began in late 2000. Though the state has recently experienced economic growth, growth is expected to slow during the 2006 calendar year particularly in relation to the housing and employment sectors. Because a substantial majority of the state's general fund revenues are derived from its personal income tax, any changes in the economy that lead to lower levels of employment could result in reduced state tax revenues. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal, which could result in losses to the fund. In addition, if the fund has difficulty finding high quality Oregon municipal obligations to purchase, the amount of the fund's income that is subject to Oregon taxes could increase. More detailed information about the economy of Oregon may be found in the Statement of Additional Information (the "SAI").

      It is possible that some of the fund's income distributions may be, and distributions of the fund's capital gains generally will be, subject to federal income taxes. It is also possible that some of the fund's income distributions and distributions of the fund's capital gains may be subject to Oregon personal income taxes. The fund may realize taxable gains on the sale of its securities or on transactions in futures contracts. Some of the fund's income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and capital gains generally will be subject to state and local income taxes for investors residing in states other than Oregon.

      The fund purchases municipal securities of which the related interest income, in the opinion of bond counsel, is exempt from federal income taxes. Neither the manager nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the "IRS") will agree with bond counsel's opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly and distributions to fund shareholders could be recharacterized as taxable.

      The fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.



                                  Legg Mason Partners Oregon Municipals Fund   3

Who may want to invest

The fund may be an appropriate investment if you:

o Are an Oregon taxpayer in a high federal tax bracket, seeking income exempt from regular federal income taxes and Oregon state personal income taxes

o Currently have exposure to other asset classes and are seeking to broaden your investment portfolio

o Are willing to accept the risks of municipal securities, including the risks of concentrating in investments in a single state

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns compare with the returns of a broadbased unmanaged securities market index and an index of similar funds. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

   [The following table was depicted as a bar chart in the printed material.]

  96      97      98      99       00      01      02     03     04      05
  --      --      --      --       --      --      --     --     --      --
 3.87%  10.19%   5.78%  (4.22)%  11.03%   5.05%   7.61%  5.93%  3.24%  3.46%

                        Calendar years ended December 31

Quarterly returns (for periods shown in the bar chart)


Highest: 4.26% in 3rd quarter 2002; Lowest: (2.21)% in 2nd quarter 1999 Year to date: 2.58% through 6/30/06.



4   Legg Mason Partners Funds

--------------------------------------------------------------------------------
Average Annual Total Returns (for periods ended December 31, 2005)
--------------------------------------------------------------------------------


                                                                                  Since     Inception
                                               1 year    5 years    10 years    Inception      Date
=====================================================================================================
Class A
-----------------------------------------------------------------------------------------------------
Return before taxes                            (0.64)%    4.19%      4.68%        5.86%      5/23/94
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions(1)         (0.64)%    4.19%      4.61%         N/A
-----------------------------------------------------------------------------------------------------
Return after taxes on distributions and
  sale of fund shares(1)                        1.07%     4.28%      4.66%         N/A
-----------------------------------------------------------------------------------------------------
Other Classes (return before taxes only)
-----------------------------------------------------------------------------------------------------
Class B                                        (1.48)%    4.31%      4.55%        5.67%      05/23/94
-----------------------------------------------------------------------------------------------------
Class C                                         1.92%     4.43%      4.52%        4.98%      5/16/95
-----------------------------------------------------------------------------------------------------
Class Y(2)                                       N/A       N/A        N/A          N/A
-----------------------------------------------------------------------------------------------------
Lehman Index(3)                                 3.51%     5.59%      5.71%         N/A
-----------------------------------------------------------------------------------------------------
Lipper Funds Average(4)                         2.88%     4.57%      4.71%         N/A
-----------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.

(2) There were no Class Y shares outstanding during the calendar year ended December 31, 2005.
(3) Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
(4) Lipper Oregon Municipal Debt Funds Average reflects the performance of funds in the Oregon municipal debt fund category with reinvestment of dividends and capital gains.

      An investor cannot invest directly in the index or average. Index performance does not reflect deduction for taxes. Average performance reflects fees and expenses but no deduction for sales charge.



                                  Legg Mason Partners Oregon Municipals Fund   5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

(fees paid directly from your investment)  Class A   Class B   Class C   Class Y
================================================================================
Maximum sales charge (load) imposed on
purchases (as a % of offering price)        4.00%     None      None      None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as
a % of the lower of net asset value at
purchase or redemption)                    None(1)    4.50%     1.00%     None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------
(expenses deducted from fund assets)    Class A   Class B   Class C   Class Y(2)
================================================================================
Management fees(3)(4)                    0.50%     0.50%     0.50%     0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees    0.15%     0.65%     0.70%     None
--------------------------------------------------------------------------------
Other expenses(5)                        0.27%     0.34%     0.28%     0.27%
--------------------------------------------------------------------------------
Total annual fund operating expenses     0.92%     1.49%     1.48%     0.77%
--------------------------------------------------------------------------------


(1) You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

(2) "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended April 30, 2006.
(3) The fund's management fee declines as assets increase, as follows: 0.50% of the value of the fund's average daily net assets up to $500 million and 0.48% of average daily net assets in excess of $500 million. Prior to December 1, 2005, the fund had separate investment advisory and administration fees. "Management fees" in the table reflect the new fee.
(4) The manager has agreed to waive management fees in the amount of 0.15% of average net assets. This fee waiver is voluntary and may be changed or discontinued at any time.
(5) "Other Expenses" have been recalculated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.


Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

o     You invest $10,000 in the fund for the period shown
o Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
o     You reinvest all distributions and dividends without a sales charge
o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


--------------------------------------------------------------------------------
Number of Years You Own Your Shares
--------------------------------------------------------------------------------
                                          1 year    3 years   5 years   10 years
================================================================================
Class A (with or without redemption)       $490       $682      $890    $1,487
--------------------------------------------------------------------------------
Class B (redemption at end of period)      $602       $771      $913    $1,625*
--------------------------------------------------------------------------------
Class B (no redemption)                    $152       $471      $813    $1,625*
--------------------------------------------------------------------------------
Class C (redemption at end of period)      $251       $468      $808    $1,769
--------------------------------------------------------------------------------
Class C (no redemption)                    $151       $468      $808    $1,769
--------------------------------------------------------------------------------
Class Y (with or without redemption)       $ 79       $246      $428    $  955
--------------------------------------------------------------------------------

* Assumes conversion to Class A shares approximately eight years after purchase.


6   Legg Mason Partners Funds

More on the fund's investments


Oregon municipal securities


In addition to securities issued by the state of Oregon and certain other Oregon governmental issuers, "Oregon municipal securities" include debt obligations issued by certain non-Oregon governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on Oregon municipal securities is exempt from regular federal income taxes and Oregon state personal income taxes. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Oregon municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities, which pay no interest during the life of the obligation but trade at prices below their stated maturity value. The fund also may invest up to 20% of its assets in municipal securities of non-Oregon issuers. The interest on such securities will generally be exempt from regular federal, but not Oregon, personal income taxes.


Below investment grade securities

Below investment grade securities, also known as "junk bonds," are considered speculative with respect to the issuer's ability to pay interest and/or principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and many of these securities are less liquid than investment grade debt securities.

Derivative contracts

The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
o     As a substitute for buying or selling securities
o     As a cash flow management technique


      A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in a derivative contract can have a big impact on the fund's interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from, or may lose money on, derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivatives present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.



                                  Legg Mason Partners Oregon Municipals Fund   7

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


Other Investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund's SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment goal.


Portfolio holdings


The fund's policies and procedures with respect to the fund's disclosure of its portfolio securities are described in the SAI.


Management

Manager and Subadviser


The fund's investment manager is Legg Mason Partners Fund Advisor, LLC ("LMPFA" or the "manager"). The manager's address is 399 Park Avenue, New York 10022. The manager oversees the fund's operations and provides administrative services. LMPFA is a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason").

      In order to assist it in carrying out its investment management responsibilities, the manager has retained Western Asset Management Company ("Western Asset" or the "subadviser") to render advisory services to the fund and manage the fund's portfolio. The manager pays the fees of the subadviser.

      Western Asset, established in 1971 and a wholly owned subsidiary of Legg Mason acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $512 billion as of March 31, 2006. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

      A discussion regarding the basis for the board's approval of the fund's management agreement with Smith Barney Fund Management LLC ("SBFM"), the fund's prior manager, is available in the fund's annual report for the fiscal year ended April 30, 2006.

      Joseph P. Deane, portfolio manager of the subadviser has been responsible for the day-to-day management of the fund since January 12, 2006. David T. Fare, portfolio manager of the subadviser, has shared the responsibility for the day-to-day management of the fund with Mr. Deane since January 12, 2006. Mr. Deane and Mr. Fare have served as portfolio managers for the fund and have been employed by the current and immediately prior investment manager to the fund for more than five years.

      The SAI provides additional information about the portfolio managers' compensation, any other accounts managed by the portfolio managers and any fund shares held by the



8   Legg Mason Partners Funds
portfolio managers, and has more detailed information about the manager, the subadviser and other fund service providers.

      On June 23, 2005, Citigroup Inc. ("Citigroup") entered into an agreement to sell substantially all of its asset management business, which included SBFM, to Legg Mason. The transaction took place on December 1, 2005. As a result, SBFM, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. A new investment management contract between the fund and SBFM became effective on December 1, 2005.

      Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason's asset management operation had aggregate assets under management of approximately $850 billion.


Management fees


During the fiscal year ended April 30, 2006, SBFM received a management fee and administration fee equal to 0.34%, of the fund's average daily net assets.


Distribution plan


Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. ("CGMI") serve as the fund's distributors.


      The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


      In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

      The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributors and other affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


Transfer agent and shareholder servicing agent


PFPC Inc. (the "transfer agent"), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund's transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communication between shareholders and the fund and distributes dividends and distribution payable by the fund.



                                  Legg Mason Partners Oregon Municipals Fund   9

Recent Developments


On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the "Funds").

      The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisors Act of 1940, as amended ("Advisors Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investor Services Group ("First Data") the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before, and that Citigroup Asset Management ("CAM"), the Citigroup business unit that, at the time, included SBFM and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated
Section 206(2) of the Advisors Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Fund's best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

      The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Section 206(1) and 206(2) of the Advisors Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow, and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

      The order required SBFM to recommend a new transfer agent contract to the Funds' boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund's



10   Legg Mason Partners Funds

Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

      Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

      On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Choosing a class of shares to buy


You can choose among the classes of shares described in this Prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

o     How much you plan to invest
o     How long you expect to own the shares
o The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
o     Whether you qualify for any reduction or waiver of sales charges

      If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

      You may buy shares from:


o Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial advisor (each called a "Service Agent")

o The fund, but only if you are investing through certain qualified plans or Service Agents

      Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                                            Initial           Additional
                                               Classes A, B, C    Class Y     All Classes
=========================================================================================
General                                            $1,000       $15 million      $50
-----------------------------------------------------------------------------------------
Monthly Systematic Investment Plans                $   25           N/A          $25
-----------------------------------------------------------------------------------------
Quarterly Systematic Investment Plans              $   50           N/A          $50
-----------------------------------------------------------------------------------------
Uniform Gifts or Transfers to Minor Accounts       $  250       $15 million      $50

      In addition, the fund will reduce the minimum initial and subsequent investment requirements to $1.00 for certain programs offered by third-party intermediaries, includ-



                                  Legg Mason Partners Oregon Municipals Fund  11
ing asset allocation programs, wrap account programs, fee-based programs and unified managed account programs or individual accounts within such programs.

      More information about the fund's classes of shares is available through the Legg Mason Partners funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:


o     the front-end sales charges that apply to the purchase of Class A shares
o the deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (within one year)
o     who qualifies for lower sales charges on Class A shares
o     who qualifies for a sales load waiver


      Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.



12   Legg Mason Partners Funds

Comparing the fund's classes

Your Service Agent can help you decide which Class meets your goals. Your Service Agent may receive different compensation depending upon which Class you choose.

---------------------------------------------------------------------------------------------------
                       Class A                Class B             Class C            Class Y
---------------------------------------------------------------------------------------------------
Key features        o Initial sales         o No initial       o No initial        o No initial
                      charge                  sales charge       sales charge        or deferred
                    o You may qualify       o Deferred         o Deferred sales      sales charge
                      for reduction or        sales charge       charge for        o Must invest
                      waiver of initial       declines           only 1 year         at least
                      sales charge            over time        o Does not convert    $15 million
                    o Lower annual          o Converts to        to Class A        o Lower annual
                      expenses than           Class A after    o Higher annual       expenses than
                      Class B and             8 years            expenses than       the other
                      Class C               o Higher annual      Class A             classes
                                              expenses than
                                              Class A
---------------------------------------------------------------------------------------------------
Initial sales         Up to 4.00%;            None               None                None
charge                reduced for
                      large purchases
                      and waived for
                      certain investors.
                      No charge for
                      purchases of
                      $500,000 or
                      more
---------------------------------------------------------------------------------------------------
Deferred              1.00% on                Up to 4.500%       1.00% if you        None
sales charge          purchases of            charged when       redeem within
                      $500,000 or             you redeem         1 year of
                      more if you             shares. The        purchase
                      redeem within           charge is
                      1 year of               reduced over
                      purchase                time and there
                                              is no deferred
                                              sales charge
                                              after 5 years
---------------------------------------------------------------------------------------------------
Annual                0.15% of average        0.65% of average   0.70% of average    None
distribution          daily net assets        daily net assets   daily net assets
and service
fees
---------------------------------------------------------------------------------------------------

Exchange              Class A shares          Class B shares     Class C shares      Class Y shares
privilege*            of most Legg            of most Legg       of most Legg        of most Legg
                      Mason Partners          Mason Partners     Mason Partners      Mason Partners
                      funds                   funds              funds               funds
---------------------------------------------------------------------------------------------------

* Ask your Service Agent for the Legg Mason Partners funds available for exchange.



                                  Legg Mason Partners Oregon Municipals Fund  13

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


      The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker-dealer compensation that is paid out of the sales charges. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by Class A shares serviced by them.


--------------------------------------------------------------------------------
                                   Sales Charge   Sales Charge    Broker/Dealer
                                     as a % of     as a % of       Commission
                                     Offering      Net Amount      as a % of
Amount of purchase                   Price (%)    Invested (%)   Offering Price
================================================================================
Less than $25,000                      4.00           4.17        up to 4.00
--------------------------------------------------------------------------------
$25,000 but less than $50,000          3.50           3.63        up to 3.50
--------------------------------------------------------------------------------
$50,000 but less than $100,000         3.00           3.09        up to 3.00
--------------------------------------------------------------------------------
$100,000 but less than $250,000        2.50           2.56        up to 2.50
--------------------------------------------------------------------------------
$250,000 but less than $500,000        1.50           1.52        up to 1.50
--------------------------------------------------------------------------------
$500,000 or more                        -0-            -0-        up to 1.00*
--------------------------------------------------------------------------------

* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service and distribution fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and distribution as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.


Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge


There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule.



14   Legg Mason Partners Funds

o Accumulation Privilege - lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners funds that are owned by:


      o     you; or
      o     your spouse and children under the age of 21; and

      that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.


      Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market fund shares noted below) and Legg Mason Partners S&P 500 Index Fund may not be combined. However, shares of Legg Mason Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Limited Term Municipals Fund, Smith Barney Money Funds, Inc. -- Cash and Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund, and Legg Mason Partners Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

      If your current purchase order will be placed through a distributor's financial advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.


      Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


o Letter of Intent - lets you purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners fund shares and that are subject to a sales charge and are purchased during the 13-month period by


      o     you; or
      o     your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.


      If you are setting up your letter of intent through a distributor's financial advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.



                                  Legg Mason Partners Oregon Municipals Fund  15

      Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market funds noted below) and Legg Mason Partners S&P 500 Index Fund may not be combined. However, shares of Legg Mason Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Limited Term Municipals Fund, Legg Mason Partners Money Funds, Inc. -- Cash and Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund, and Legg Mason Partners Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.


      If you do not meet your asset goal amount, shares in the amount of any sales charges due, on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

o     Employees of NASD members

o Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by certain broker-dealers affiliated with CGMI
o Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor's Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason Partners Mutual funds' website: http://www.leggmason.com/InvestorServices and click on the name of the fund.


Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

--------------------------------------------------------------------------------
Year after purchase          1st     2nd    3rd    4th    5th    6th through 8th
================================================================================
Deferred sales charge        4.5%     4%     3%     2%     1%          0%
--------------------------------------------------------------------------------


LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.



16   Legg Mason Partners Funds

Class B conversion

After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

--------------------------------------------------------------------------------------------------------
Shares issued:                   Shares issued:                       Shares issued:
At initial                       On reinvestment of                   Upon exchange from
purchase                         dividends and                        another Legg Mason
                                 distributions                        Partners fund
========================================================================================================
Eight years after the date of    In same proportion as the number     On the date the shares originally
purchase payment                 of Class B shares converting is      acquired would have converted into
                                 to total Class B shares you own      Class A shares
                                 (excluding shares issued as a
                                 dividend)
--------------------------------------------------------------------------------------------------------

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.


      LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.


Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


                                  Legg Mason Partners Oregon Municipals Fund  17

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

      In addition, you do not pay a deferred sales charge on:


o     Shares exchanged for shares of another Legg Mason Partners fund

o     Shares representing reinvested distributions and dividends
o     Shares no longer subject to the deferred sales charge

      Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.


      If you redeemed shares of a Legg Mason Partners fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

      The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.


Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

o     On payments made through certain systematic withdrawal plans
o     For involuntary redemptions of small account balances
o     For 12 months following the death or disability of a shareholder


If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason Partners funds' website: http://www.leggmason.com/InvestorServices and click on the name of the fund.



18   Legg Mason Partners Funds

Buying shares

         Through a      You should contact your Service Agent to open a brokeage
     Service Agent      account and make arrangements to buy shares. If you do
                        not provide the following information, your order will be rejected
                        o     Class of shares being bought
                        o     Dollar amount or number of shares being bought

                              Your Service Agent may charge an annual account
                        maintenance fee.
--------------------------------------------------------------------------------
       Through the      Certain investors who are clients of certain Service
              fund      Agents are eligible to buy shares directly from the
                        fund.
                        o     Write the fund at the following address:

                                 Legg Mason Partners Oregon Municipals Fund
                                 (Specify class of shares)
                                 c/o PFPC Inc.
                                 P.O. Box 9699
                                 Providence, Rhode Island 02940-9699

                        o     Enclose a check to pay for the shares. For initial
                              purchases, complete and send an account
                              application.
                        o     For more information, please call Shareholder
                              Services at 1-800-451-2010.
--------------------------------------------------------------------------------
         Through a      You may authorize your Service Agent or the transfer
        systematic      agent to transfer funds automatically from (i) a regular
   investment plan      bank account, (ii) cash held in a brokerage account
                        opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.
                        o     Amounts transferred should be at least $25 monthly
                              or $50 quarterly.
                        o     If you do not have sufficient funds in your
                              account on a transfer date, your Service Agent or the transfer agent may charge you a fee.
                        For more information, contact your Service Agent or the transfer agent or consult the SAI.


                                  Legg Mason Partners Oregon Municipals Fund  19

Exchanging shares


        Legg Mason      You should contact your Service Agent to exchange into
 Partners offers a      other Legg Mason Partners funds. Be sure to read the
distinctive family      prospectus of the Legg Mason Partners fund into which
 of funds tailored      you are exchanging. An exchange is a taxable
  to help meet the      transaction.
  varying needs of      o     You may exchange shares only for shares of the
    both large and            same class of another Legg Mason Partners fund.
  small investors             Not all Legg Mason Partners funds offer all
                              classes.
                        o     Not all Legg Mason Partners funds may be offered
                              in your state of residence. Contact your Service
                              Agent or the transfer agent for further
                              information.

                        o     Exchanges of Class A, Class B and Class C shares
                              are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
                        o     If you hold share certificates, the transfer agent
                              must receive the certificates endorsed for
                              transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                        o     The fund may suspend or terminate your exchange
                              privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------
         Waiver of      Your shares will not be subject to an initial sales
  additional sales      charge at the time of the exchange.
           charges

                              Your deferred sales charge (if any) will continue
                        to be measured from the date of your original purchase
                        of shares subject to a deferred sales charge. If the
                        fund into which you exchange has a higher deferred sales
                        charge, you will be subject to that charge. If you
                        exchange at any time into a fund with a lower charge,
                        the sales charge will not be reduced.
--------------------------------------------------------------------------------
      By telephone      If you do not have a brokerage account with a Service
                        Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
                        Exchange ("NYSE") is open.

                              You can make telephone exchanges only between
                        accounts that have identical registrations.
--------------------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on the following page.
--------------------------------------------------------------------------------


20   Legg Mason Partners Funds

Redeeming shares

         Generally      Contact your Service Agent to redeem shares of the fund.

                              If you hold share certificates, the transfer agent
                        must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                              If the shares are held by a fiduciary or
                        corporation, other documents may be required.

                              Your redemption proceeds will be sent within three
                        business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.

                              If you have a brokerage account with a Service
                        Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
           By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                                 Legg Mason Partners Oregon Municipals Fund
                                 (Specify class of shares)
                                 c/o PFPC Inc.
                                 P.O. Box 9699
                                 Providence, Rhode Island 02940-9699

                              Your written request must provide the following:
                        o     The fund name and your account number
                        o     The class of shares and the dollar amount or
                              number of shares to be redeemed
                        o     Signatures of each owner exactly as the account is
                              registered
--------------------------------------------------------------------------------
      By telephone      If you do not have a brokerage account with a Service
                        Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Shareholder
                        Services at 1-800-451-2010 between 9:00 a.m. and 4:00
                        p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at net asset value next determined.

--------------------------------------------------------------------------------


                                  Legg Mason Partners Oregon Municipals Fund  21

                              Your redemption proceeds can be sent by check to
                        your address of record or by wire or electronic transfer
                        (ACH) to a bank account designated on your authorization
                        form. You must submit a new authorization form to change
                        the bank account designated to receive wire or
                        electronic transfers and you may be asked to provide
                        certain other documents. The transfer agent may charge a
                        fee on a wire or an electronic transfer (ACH).
--------------------------------------------------------------------------------
    Automatic cash      You can arrange for the automatic redemption of a
  withdrawal plans      portion of your shares on a monthly or quarterly basis.
                        To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                        The following conditions apply:

                        o     Your shares must not be represented by
                              certificates
                        o     All dividends and distributions must be reinvested

                        For more information, contact your Service Agent or consult the SAI.
--------------------------------------------------------------------------------


22   Legg Mason Partners Funds

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

o     Name of the fund
o     Your account number
o     Class of shares being bought, exchanged or redeemed
o     Dollar amount or number of shares being bought, exchanged or redeemed

o     Signature of owner exactly as the account is registered

      The fund's transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.


Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

o     Are redeeming over $50,000
o Are sending signed share certificates or stock powers to the transfer agent
o Instruct the transfer agent to mail the check to an address different from the one on your account
o     Changed your account registration
o     Want the check paid to someone other than the account owner(s)
o Are transferring the redemption proceeds to an account with a different registration

      You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

      The fund has the right to:

o     Suspend the offering of shares
o     Waive or change minimum and additional investment amounts
o     Reject any purchase or exchange order
o     Change, revoke or suspend the exchange privilege
o     Suspend telephone transactions
o Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
o Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by


                                  Legg Mason Partners Oregon Municipals Fund  23
your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement caps for small accounts.

      The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund's long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities.

      Because of the potential harm to the fund and its long term shareholders, the board of trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.


24  Legg Mason Partners Funds

      The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

      The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the board of trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.


                                  Legg Mason Partners Oregon Municipals Fund  25

Dividends, distributions and taxes

Dividends and Distributions


The fund pays dividends each month from its net investment income. The fund generally makes distributions of both short-term and long-term capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

---------------------------------------------------------------------------------------------------------------
                                                                               Oregon personal income
Transaction                            Federal tax status                      tax status
===============================================================================================================
Redemption or exchange of shares       Usually capital gain or loss; long-     No preferential rate for capital
                                       term only if shares owned more          gains taxed at regular personal
                                       than one year                           income tax rates
---------------------------------------------------------------------------------------------------------------
Long-term capital gain distributions   Long-term capital gain                  Taxed at regular rates
---------------------------------------------------------------------------------------------------------------

Dividends                              Generally excluded from gross income    Exempt from personal income tax
                                       if from interest on tax-exempt          to the extent paid from interest
                                       securities, otherwise ordinary income   on Oregon municipal securities,
                                                                               otherwise taxed at regular rates
---------------------------------------------------------------------------------------------------------------


Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income for federal tax purposes. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

      Some of the fund's income that is exempt from regular federal income taxation may be subject to federal alternative minimum tax. In addition, the fund's dividends and capital gains distributions generally will be subject to state and local income taxes for investors residing in states other than Oregon.


26   Legg Mason Partners Funds

      The fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund's ordinary income and will be ordinary income when it is paid to you. The fund's investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the fund may be required to sell other investments in order to satisfy its distribution requirements.

      After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


                                  Legg Mason Partners Oregon Municipals Fund  27

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.


      The board of trustees has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the board of trustees. The board of trustees has delegated certain valuation functions for the fund to the manager.

      The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the board. Because the fund may invest in securities of issuers rated below investment grade-- some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable-- the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated.


      Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

      In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.


      Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the fund's transfer agent before the transfer agent's close of business.



28  Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund's financial statements which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares because no Class Y shares were outstanding during the past five fiscal years.


--------------------------------------------------------------------------------
For a Class A share of beneficial interest outstanding throughout each year ended April 30:
--------------------------------------------------------------------------------

Class A Shares(1)                                 2006             2005           2004           2003           2002
=====================================================================================================================
Net Asset Value, Beginning of Year          $    10.65       $    10.69     $    10.70     $    10.57     $    10.33
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.47             0.48           0.52           0.52           0.53
  Net realized and unrealized gain (loss)         0.00(2)         (0.03)         (0.02)          0.13           0.25
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      0.47             0.45           0.50           0.65           0.78
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.45)           (0.49)         (0.51)         (0.51)         (0.54)
  In excess of net investment income                --               --             --          (0.01)            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.45)           (0.49)         (0.51)         (0.52)         (0.54)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    10.67       $    10.65     $    10.69     $    10.70     $    10.57
---------------------------------------------------------------------------------------------------------------------
Total Return(3)                                   4.57%            4.31%          4.74%          6.29%          7.67%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $   31,557       $   31,560     $   28,041     $   27,820     $   24,163
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Gross expenses                                  0.96%            0.91%          0.89%          0.96%          0.92%
  Net expenses(4)                                 0.81             0.75           0.74           0.81           0.77
  Net investment income                           4.42             4.51           4.82           4.85           4.98
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             12%              11%            14%            19%            20%
---------------------------------------------------------------------------------------------------------------------

(1)   Per share amounts have been calculated using the average shares method.
(2)   Represents less than $0.01.
(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)   SBFM voluntarily waived a portion of its fees and/or reimbursed expenses.



                                  Legg Mason Partners Oregon Municipals Fund  29

--------------------------------------------------------------------------------
Legg Mason Partners Oregon Municipals Fund For a Class B share of beneficial interest outstanding throughout each year ended April 30:
--------------------------------------------------------------------------------

Class B Shares(1)                                 2006             2005           2004           2003           2002
=====================================================================================================================
Net Asset Value, Beginning of Year          $    10.59       $    10.63     $    10.63     $    10.52     $    10.29
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.41             0.42           0.46           0.45           0.47
  Net realized and unrealized gain (loss)         0.00(2)         (0.03)         (0.01)          0.12           0.26
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      0.41             0.39           0.45           0.57           0.73
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.39)           (0.43)         (0.45)         (0.45)         (0.50)
  In excess of net investment income                --               --             --          (0.01)            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.39)           (0.43)         (0.45)         (0.46)         (0.50)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    10.61       $    10.59     $    10.63     $    10.63     $    10.52
---------------------------------------------------------------------------------------------------------------------
Total Return(3)                                   4.00%            3.75%          4.25%          5.53%          7.21%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $    8,994       $   10,903     $   13,057     $   15,718     $   17,014
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Gross expenses                                  1.53%            1.46%          1.42%          1.54%          1.44%
  Net expenses(4)                                 1.37             1.30           1.27           1.39           1.29
  Net investment income                           3.85             3.96           4.29           4.26           4.46
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             12%              11%            14%            19%            20%
---------------------------------------------------------------------------------------------------------------------

(1)   Per share amounts have been calculated using the average shares method.
(2)   Represents less than $0.01.
(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)   SBFM voluntarily waived a portion of its fees and/or reimbursed expenses.



30   Legg Mason Partners Funds

--------------------------------------------------------------------------------
For a Class C share of beneficial interest outstanding throughout each year ended April 30:
--------------------------------------------------------------------------------

Class C Shares(1)                                 2006           2005           2004           2003           2002
===================================================================================================================
Net Asset Value, Beginning of Year          $    10.60     $    10.64     $    10.65     $    10.53     $    10.31
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.41           0.42           0.45           0.46           0.46
  Net realized and unrealized gain (loss)         0.01          (0.03)         (0.01)          0.12           0.26
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      0.42           0.39           0.44           0.58           0.72
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.40)         (0.43)         (0.45)         (0.45)         (0.50)
  In excess of net investment income                --             --             --          (0.01)            --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.40)         (0.43)         (0.45)         (0.46)         (0.50)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    10.62     $    10.60     $    10.64     $    10.65     $    10.53
-------------------------------------------------------------------------------------------------------------------
Total Return(2)                                   4.01%          3.73%          4.15%          5.57%          7.05%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $   15,625     $   17,805     $   11,669     $   10,569     $    6,001
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Gross expenses                                  1.52%          1.45%          1.48%          1.54%          1.50%
  Net expenses(3)                                 1.37           1.30           1.33           1.39           1.35
  Net investment income                           3.86           3.96           4.23           4.28           4.39
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             12%            11%            14%            19%            20%
-------------------------------------------------------------------------------------------------------------------

(1)   Per share amounts have been calculated using the average shares method.
(2) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)   SBFM voluntarily waived a portion of its fees and/or reimbursed expenses.



                                  Legg Mason Partners Oregon Municipals Fund  31

                     (This page intentionally left blank.)

Legg Mason Partners Oregon Municipals Fund


You may visit the fund's web site at www.leggmason.com/investorservices


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information. The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Shareholder Services at 1-800-451-2010, or by writing to the fund at Legg Mason Partners Mutual Funds, 125 Broad St, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. Reports and other information about the fund are available on EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.



(Investment Company Act
file no. 811-03970)
(FD 0209) (8/06)



[LOGO]
 LEGG
MASON

                                 August 28, 2006


                       STATEMENT OF ADDITIONAL INFORMATION


                   LEGG MASON PARTNERS OREGON MUNICIPALS FUND
                                125 Broad Street
                            New York, New York 10004
                                 (800) 451-2010

     This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the prospectus of the Legg Mason Partners Oregon Municipals Fund (the "fund") dated August 28, 2006, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's most recent annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a distributors' financial advisor, a broker/dealer, financial intermediary, financial institution or the distributor's financial consultants (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above.


FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                                TABLE OF CONTENTS


Investment Objective and Management Policies ..............................    2
Disclosure of Portfolio Holdings ..........................................    9
Investment Restrictions ...................................................   12
Risk Factors and Special Considerations Relating to Municipal Securities ..   13
Portfolio Manager Disclosure ..............................................   20
Portfolio Transactions ....................................................   22
Portfolio Turnover ........................................................   23
Trustees and Executive Officers of the Fund ...............................   24
Investment Management and Other Services ..................................   28
Purchase of Shares ........................................................   34
Redemption of Shares ......................................................   40
Determination of Net Asset Value ..........................................   43
Valuation of Shares .......................................................   43
Exchange Privilege ........................................................   44
Dividends and Distributions ...............................................   45
Taxes .....................................................................   46
Additional Information ....................................................   50
Financial Statements ......................................................   54
Other Information .........................................................   54
Appendix A- Rating Categories Bond (and Notes) Ratings.....................  A-1
Appendix B- Additional Information Concerning Oregon Municipal
            Obligations ...................................................  B-1
Appendix C- Additional Information Concerning Puerto Rico Municipal
            Obligations ...................................................  C-1
Appendix D- Summary of Proxy Voting Policy -- Legg Mason
            Partners Fund Advisor, LLC ....................................  D-1
Appendix E- Summary of Proxy Voting Policy -- Western
            Asset Management Company ......................................  E-1


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


      The fund, a Massachusetts business trust, is registered under the investment company act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The prospectus discusses the fund's investment objective and the policies it employs to achieve its objective. For purposes of this SAI, obligations of non-Oregon municipal issuers, the interest on which is excluded from gross income for regular federal income tax purposes but which is nevertheless subject to Oregon personal income taxes ("Other Municipal Securities"), and obligations of the State of Oregon and its political subdivisions, agencies and public authorities (together with certain municipal issuers such as the Commonwealth of Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is excluded from gross income for federal income tax purposes and exempt from Oregon personal income tax ("Oregon Municipal Securities") are collectively referred to as "Municipal Bonds." Legg Mason Partners Fund Advisor, LLC ("LMPFA" or "Manager") serves as the fund's investment manager and Western Asset Management Company ("Western Asset" or "Subadvisor") serves as the fund's subadviser.

     LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. ("Legg Mason").

     LMPFA provides administrative and certain oversight services to the fund. LMPFA has delegated to Western Asset the day-to-day portfolio management of the fund.

     As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets, (net assets plus any borrowings for investment purposes), in Oregon Municipal Securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax and Oregon personal income tax. This policy may not change without shareholder approval. The fund considers any investments in Oregon Municipal Securities that pay interest subject to the federal alternative minimum tax ("AMT") as part of the 80% of the fund's assets that must be invested in Municipal Bonds. The fund may invest up to 20% of its assets in Other Municipal Securities. When the Manager believes that market conditions warrant adoption of a temporary defensive investment posture, the fund may invest without limit in other municipal securities and in "Temporary Investments" as described below.


Non-Diversified Classification


     The fund is classified as a non-diversified investment company under the 1940 Act, which means the fund is not limited by the 1940 Act in the proportion of its assets it may invest in the obligations of a single issuer. The fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will require the fund, among other things, to meet certain diversification requirements (see "Taxes").


     As a result of the fund's non-diversified status, an investment in the fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. The fund's assumption of large positions in the obligations of a smaller number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers.

     The identification of the issuer of Municipal Bonds generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Use of Ratings as Investment Criteria


     In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and other nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund's achievement of its investment objective may be more dependent on the manager's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. Appendix A contains further information concerning the ratings of Moody's and S&P.


     Subsequent to its purchase by the fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Municipal Bonds by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold such Municipal Bonds. In addition, to the extent the ratings change as a result of changes in the NRSROs, in their rating systems or because of a corporate restructuring of Moody's, S&P or any other NRSRO the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.


     The fund generally will invest at least 75% of its total assets in (i) investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or having an equivalent rating by any other NRSRO or (ii) in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or having an equivalent rating by any other NRSRO, or deemed by the manager to be comparable unrated securities. These securities are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.


     It should be emphasized that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the fund also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.


     The value of debt securities varies inversely to changes in the direction of interest rates. When interest rates rise, the value of debt securities generally falls, and when interest rates fall, the value of debt securities generally rises.


     Low-Rated and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss because of default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating their net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets.

     Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

     Municipal Bonds. Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered to be Municipal Bonds if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

     The yield on Municipal Bonds is dependent on a variety of factors, including general economic and monetary conditions, general money market factors, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, maturity of the obligation offered and the rating of the issue.

     Municipal Bonds also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially and adversely affected.

     Municipal Leases. The fund may invest without limit in "municipal leases," which are obligations issued by state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for federal income tax purposes. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "nonappropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

     Private Activity Bonds. The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate AMT. Individual and corporate shareholders may be subject to the federal AMT to the extent the fund's dividends are derived from interest on those bonds.

Dividends derived from interest income on Municipal Bonds are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

     Zero Coupon Securities. The fund may also invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon securities. Such zero coupon securities carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

     Federal income tax laws require the holder of a zero coupon security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the fund may be required to distribute income accrued, but not actually received, with respect to zero coupon securities. The fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate sufficient cash to satisfy these distribution requirements.

     When-Issued Securities. The fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

     Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established on the fund's books. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or Oregon state personal income tax.

     When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

     Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

     Temporary Investments. Under normal market conditions, the fund may hold up to 20% of its net assets in cash or money market instruments, including taxable money market instruments. When the fund is maintaining a defensive position, the fund may invest in short-term investments ("Temporary Investments") consisting of: (a) Tax-Exempt Obligations in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or the equivalent rating from another NRSRO or, if not rated, having an issue of outstanding Municipal Bonds rated within the three highest grades by Moody's, S&P or the equivalent rating from another NRSRO; (b) U.S. government securities or repurchase agreements, and; (c) other debt securities rated within the three highest grades by Moody's, S&P or the equivalent rating from another NRSRO, commercial paper rated in the highest grade by either Moody's or S&P, and certificates of deposit of domestic banks with assets of $1 billion or more. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund's net assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or shares of the fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions.


     Financial Futures and Options Transactions. The Commodity Futures Trading Commission ("CFTC") eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon as set forth below.


     The fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. Such investments, if any, by the fund will be made solely for the purpose of hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions and where the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. The futures contracts or options on futures contracts that may be entered into by the fund will be restricted to those that are either based on a municipal bond index or related to debt securities, the prices of which are anticipated by the manager to correlate with the prices of the Municipal Bonds owned or to be purchased by the fund.

     In entering into a financial futures contract, the fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded which may require a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

     A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the fund.

     Although the fund intends to enter into financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade only if an active market exists for those instruments, no assurance can be given that an active market will exist for them at any particular time. If closing a futures position in anticipation of adverse price movements is not possible, the fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of the fund's investments being hedged, if any, may offset partially or completely losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract and, thus, provide an offset to losses on the futures contract or option on the futures contract. In addition, in light of the risk of an imperfect correlation between securities held by the fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by the fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. This "overhedging" or "underhedging" may adversely affect the fund's net investment results if market movements are not as anticipated when the hedge is established.

     If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

     Municipal Bond Index Futures Contracts. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the fund, as the holder of long-term municipal securities, is to protect the fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.


     There are several risks in connection with the use of index futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

     Although the fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

     If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

     When the fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund's custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to a regulated investment company. See "Taxes."

     Options on Financial Futures Contracts. The fund may purchase put and call options on futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. The fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

     Options on futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund.

     There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the manager, which could prove to be inaccurate. Even if the manager's expectations are correct there may be an imperfect correlation between the change in the value of the options and of the fund's portfolio securities.

     Other Investments. The fund may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments which are not readily marketable. The fund also is authorized to borrow an amount of up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.

Disclosure of Portfolio Holdings


     The fund has adopted policies and procedures developed by Citigroup Asset Management ("CAM")(1), with respect to the disclosure of the fund's portfolio securities and any ongoing arrangements to make available information about the fund's portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund's portfolio holdings is in the best interests of the fund's shareholders, and that any conflicts of interest between the interests of the fund's shareholders and those of the manager, subadvisor, the fund's distributors or their affiliates be addressed in the manner that places the interests of the fund shareholders first. The policy provides that information regarding the fund's portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institution), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

     CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

----------
(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc., SBFM, and other affiliated investment advisory firms. On December 1, 2005, Citigroup, Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc. and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup, and Legg Mason and CAM North America, LLC, Salomon Brothers Asset Management Inc.,
     Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. Citi Marks include, but are not limited to "Citigroup Asset Management," "Salomon Brothers Asset Management" and "CAM". All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC., Salomon Brothers Asset Management Inc., and SBFM are not affiliated with Citigroup.

     Under the policy, the fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to CAM's or the fund's Internet site that is accessible by the public, or through public release by a third party vendor.

     The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

     1. The fund's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

     2. The fund's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

     3. The list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

     4. The trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

     5. The fund's sector weightings, performance attribution (e.g., analysis of the fund's outperformance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

     6. The fund's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its trustees who are not "interested persons" (as defined in the 1940 Act) of the fund or the manager ("independent directors"), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

     Under the policy, if information about the fund's portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund's portfolio securities will be reviewed at least annually by the fund's board of directors (the "Board").

     The approval of the fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Exceptions to the policies are reported to the fund's board of trustees at its next regularly scheduled meeting.

     Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter-end on its website, www.leggmason.com/InvestorServices.

     Set forth below is a list, as of April 26, 2006, of those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, NRSROs, consultants and analysts.

     As of April 1, 2005, the fund releases its portfolio holdings to the following recipients:

Recipient                                Frequency               Delay Before Dissemination
-----------------------------------      ------------------      -------------------------------------
State Street Bank & Trust Co.
  (Fund Custodian and Accounting
  Agent) ..............................  Daily                   None
Institutional Shareholders Services
  (Proxy Voting Services) .............  Daily                   None
Bloomberg .............................  Quarterly               25 Calendar days after Quarter End
Lipper ................................  Quarterly               25 Calendar days after Quarter End
S&P ...................................  Quarterly               25 Calendar days after Quarter End
Morningstar ...........................  Quarterly               25 Calendar days after Quarter End
Vestek ................................  Daily                   None
Factset ...............................  Daily                   None

     Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient                                Frequency               Delay Before Dissemination
-----------------------------------      ------------------      -------------------------------------
Baseline ..............................  Daily                   None
Frank Russell .........................  Monthly                 1 Day
Callan ................................  Quarterly               25 Days after Quarter End
Mercer ................................  Quarterly               25 Days after Quarter End
eVestment Alliance ....................  Quarterly               25 Days after Quarter End
CRA RogersCasey .......................  Quarterly               25 Days after Quarter End
Cambridge Associates ..................  Quarterly               25 Days after Quarter End
Marco Consulting ......................  Quarterly               25 Days after Quarter End
Wilshire ..............................  Quarterly               25 Days after Quarter End
Informa Investment Services (Efron) ...  Quarterly               25 Days after Quarter End
CheckFree (Mobius) ....................  Quarterly               25 Days after Quarter End
Nelsons Information ...................  Quarterly               25 Days after Quarter End
Investors Tools .......................  Daily                   None
Advent ................................  Daily                   None
BARRA .................................  Daily                   None
Plexus ................................  Quarterly               Sent the 1-3 business day following the end
                                                                 of a Quarter
Elkins/McSherry .......................  Quarterly (Calendar)    Sent the first business day following the end
                                                                 of a Quarter
Quantitative Services Group ...........  Daily                   None
AMBAC..................................  Daily                   None
Deutsche Bank..........................  Monthly                 Sent 6-8 business days following month end
Fitch..................................  Monthly                 Sent 6-8 business days following month end
Liberty Hampshire......................  Weekly and Month End    None
Sun Trust..............................                          Weekly and Moonth End     None
New England Pension Consultants........  Quarterly               25 Days after Quarter End
Evaluation Associates..................  Quarterly               25 Days after Quarter End
Watson Wyatt...........................  Quarterly               25 Days after Quarter End
Moody's ...............................  Weekly Tuesday Night    1 business day
S&P....................................  Weekly Tuesday Night    1 business day
The Bank of New York...................  Daily                   None

     With respect to each such arrangement, the fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the fund.

                             INVESTMENT RESTRICTIONS


     The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy or (b) more than 50% of the fund's outstanding shares. The board of trustees may change the remaining restrictions at any time. The fund's investment objective is fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the fund. The fund may not:


     1. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

     2. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

     3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

     4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

     5. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

     6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

     7. Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in Oregon Municipal Securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Oregon state personal income taxes.


The fund considers any investments in Municipal Bonds that pay interest subject to the AMT as part of the 80% of the fund's assets to be invested in Municipal Bonds.


     8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.


     9. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     10. Purchase or sell oil and gas interests.

     11. Invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

     12. Invest in companies for the purpose of exercising control.

     13. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent permitted by Section 12 of the 1940 Act (currently, up to 5% of the total assets of the fund and no more than 3% of the total outstanding voting stock of any one investment company).

     14. Engage in the purchase or sale of put, call, straddle or spread options or in the writing of such options, except that the fund may engage in transactions involving municipal bond index and interest rate futures contracts and options thereon after approval of these investment strategies by the board of trustees and notice thereof to the fund's shareholders.

     Certain restrictions listed above permit the fund to engage in investment practices the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.

    RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL SECURITIES

Alternative Minimum Tax

     Under current federal income tax law, (1) interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds ("AMT-Subject bonds,") and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such AMT-Subject bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Code, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such AMT-Subject bonds, which include industrial development bonds and bonds issued to finance projects such as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

     Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated to make or guarantee payments of principal and interest with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which fund assets may be invested.

Risk of Concentration In a Single State

     The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the diversification that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Municipal securities in which a fund's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s). See "Appendix A: Bond Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

     Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

     Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

     Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service ("IRS") determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable, possibly retroactively, or the security could decline in value.

     Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Oregon legislature that would affect the state tax treatment of the fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of the fund's holdings would be affected and the board of trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the fund.

Risks Inherent in an Investment in Different Types of Municipal Securities

     General Obligation Bonds. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control.

     Industrial Development Revenue Bonds ("IDRs"). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

     Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

     Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

     Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The manager cannot predict at this time the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

     Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

     University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payments on its own.

     Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

     Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

     Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

     Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

     Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

     Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

     Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

     Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

     Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government's proportionate share in the Master Settlement Agreement ("MSA"). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

     Certain tobacco settlement revenue bonds are issued with "turbo" redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

     Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

     Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

     Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

                     OREGON AND OTHER MUNICIPAL OBLIGATIONS


     The following summaries in Appendices B and C are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of Oregon, Puerto Rico, Guam and the U.S. Virgin Islands and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and do not purport to be complete. Neither the fund, the manager nor subadvisor has undertaken to verify independently such information and neither the fund nor the manager assumes responsibility for the accuracy of such information. The summaries do not provide information regarding most securities in which the fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on AMT-Subject bonds, which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, in which the fund will invest. See "Alternative Minimum Tax." Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control.


Oregon Risk Factors

     The following is a brief summary of certain factors affecting the economy of the State of Oregon and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence Oregon's economy and finances, which may in turn affect the State's financial plan. These forces may affect Oregon unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control.

     Oregon has a diverse economic base with significant components in timber and other natural resources, construction, high technology, manufacturing, trade and tourism. Beginning in late 2000, the State's economy entered a recession, from which it appears to have been recovering since the second half of 2003. The State derives a substantial majority of its general fund revenues from its personal income tax and is, therefore, particularly susceptible to economic changes that affect personal income levels. Among the risks facing the Oregon economy are: geopolitical events and domestic economic factors (such as inflation, increased interest rates or stock market corrections) that could depress business activity or consumer behavior; changes in the value of the U.S. dollar against foreign currencies that could lower demand for Oregon products; a possible collapse of the housing market; rising regional energy prices slower than anticipated recovery or outsourcing of manufacturing; and possible reforms to the State's public employees retirement system, possible state and local government budget shortfalls and other potential initiatives and reforms that could result in increased taxes, reduced services and increased debt to address unfunded liabilities.


     There can be no assurance that current or future economic difficulties in the United States or Oregon and the resulting impact on the State will not adversely affect the market value of Oregon municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.


     For further information concerning the economy of Oregon, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the state of Oregon credit and financial conditions, is based on information from statements of issuers of Oregon municipal obligations, and does not purport to be complete. The fund is not responsible for the accuracy or timeliness of this information.


Puerto Rico Risk Factors

     Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

     The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

     The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures.


     There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

     For further information concerning the economy of Puerto Rico, see Appendix C to this SAI. The summary set forth and in Appendix C is included for the purpose of providing a general description of the Commonwealth of Puerto Rico credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations, and does not purport to be complete. The fund is not responsible for the accuracy of timeliness of this information.


Guam Risk Factors

     Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam.

     Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. Tourism has represented the primary source of Guam's economy for over twenty years. The number of tourists visiting Guam has fluctuated in recent years due to natural disasters, fluctuations in the Japanese yen, and the events of September 11, 2001 in the United States.


     Public sector employment in Guam is significant with approximately 26% of the labor force working for the local government or in federal jobs in March 2006. The rest of the labor force works in the private sector. Major private sector employment categories include construction, transportation and public utilities, retail trade and services. Recent world events have increased recognition of Guam's strategic military value. The future for increased U.S. military presence and increased construction in Guam is optimistic, and while Guam will probably not see increases in civil service employment, increased military activity is expected to sustain and grow the Guam economy in the years to come.


United States Virgin Islands Risk Factors

     Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.


     The principal islands of the U.S. Virgin Islands are St. Thomas, St. John, St. Croix, and Water Island. The islands are located 1,075 miles from Miami, and about 1,600 miles southeast of New York City. In July 2005, the population of the U.S. Virgin Islands was estimated at 108,708.

     Tourism is the largest industry in the U.S. Virgin Islands and represents the largest segment in the private sector. The U.S. Virgin Islands received a record of over 2.5 million visitors in 2001, representing a 4.4% increase over 2000. Due to the events in the United States on September 11, 2001 there was a sharp reduction in the tourism throughout the final months of 2001, and continuing through 2002. However, performance in the tourism sector for 2004 indicates that the sector is recovering, as there was a 9.6% increase of visitors to the U.S. Virgin Islands during that year. Circumstances which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the U.S. Virgin Islands.


                          PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager


     The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2006.

Other Accounts Managed by Portfolio Managers


     The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.


                                 Registered                      Other Pooled
                                 Investment                       Investment                   Other
                                 Companies                         Vehicles                  Accounts
                      --------------------------------    --------------------------   ---------------------------
  Joseph P. Deane     24 Registered investment            1 Other pooled investment    52 Other accounts with
                      companies with approximately        vehicle with approximately   approximately $0.73 billion
                      $22.48 billion in total assets      $0.50  billion in assets     in total assets under
                      under management                    under management             management

  David T. Fare       20 Registered investment            1 Other pooled investment    52 Other accounts with
                      companies with approximately        vehicle with approximately   approximately $0.73 billion
                      $9.99 billion in total assets       $0.50  billion in assets     in total assets under
                      under management                    under management             management

Compensation of Portfolio Managers

     With respect to the compensation of the portfolio managers, Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

     Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

     In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset's management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset's business.

     Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

     Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

     It is possible that an investment opportunity may be suitable for both the fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

     With respect to securities transactions for the fund, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security or the execution of the transaction, or both, to the possible detriment of the fund or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

     It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the fund. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro rata basis.

     A portfolio manager may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.




Portfolio Manager Securities Ownership


     The table below identifies ownership of fund securities by the portfolio managers.

                                               Dollar Range of
     Portfolio Managers                    Ownership of Securities
     --------------------                  -----------------------
     Joseph P. Deane                                 $0
     David T. Fare                                   $0



                             PORTFOLIO TRANSACTIONS


     Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 2004, 2005 and 2006 fiscal years, the fund has paid no brokerage commissions.


     Effective December 1, 2005, CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager's use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund's policy of seeking the best overall terms available.

     Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

     While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

     As of April 30, 2006, the fund did not hold securities of its regular broker/dealers or of their parents that derive more than 15% of gross revenues from securities related activities.


Name of Regular Broker or     Type of Security Owned    Value of any Securities Owned
Dealer or Parent (Issuer)      D = debt E = equity        at end of current period
-------------------------     ----------------------    -----------------------------
          None                         N/A                          N/A

                               PORTFOLIO TURNOVER


     The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 2006 and 2005 fiscal years, the fund's portfolio turnover rates were 12% and 11%, respectively.

                   TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND


     The business of the fund is managed under the general direction of the fund's board of trustees. Subject to the general supervision of the board of trustees, the manager is responsible for managing, either directly or through others hired for these purposes, the investment activities of the fund and the fund's business affairs and other administrative matters.


     The trustees, including each independent trustee and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below.


                                                                                                 Number of
                                                                                                 Investment
                                                    Term of                                      Portfolios
                                                  Office* and                                      in Fund
                                   Position(s)      Length                                         Complex
                                   Held with        of Time     Principal Occupation(s)          Overseen by    Other Directorships
Name, Address and Year of Birth      Fund           Served      During Past 5 Years                Trustee        Held by Trustee
-------------------------------    -----------    -----------   -----------------------          -----------    -------------------
INDEPENDENT TRUSTEES

Dwight B. Crane                    Trustee          Since       Professor--Harvard Business          46                None
Harvard Business School                             1988        School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth Year: 1937

Burt N. Dorsett                    Trustee          Since       President--Dorsett McCabe            24                None
The Stratford #702                                  1994        Capital Management, Inc.
5601 Turtle Bay Drive                                           (1986-2004) Chief Investment
Naples, FL 34108                                                Officer--Leeb Capital
Birth Year: 1930                                                Management, Inc. (1999-2003)

Elliot S. Jaffe                    Trustee          Since       Chairman of The Dress Barn Inc.      24       The Dress Barn, Inc.
The Dress Barn Inc.                                 1994
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Birth Year: 1926

Stephen E. Kaufman                 Trustee          Since       Attorney                             36       Trustee, Consulting
Stephen E. Kaufman PC                               1994                                                      Group Capital
277 Park Avenue, 47th Fl                                                                                      Markets Funds
New York, NY 10172
Birth Year: 1932

Cornelius C. Rose, Jr.             Trustee          Since       Chief Executive Officer--            24                None
P.O. Box 5388                                       1994        Performance Learning Systems
West Lebanon, NH 03784
Birth Year: 1933

INTERESTED TRUSTEE

R. Jay Gerken**                    Chairman         Since       Managing Director of Legg           169       Trustee, Consulting
399 Park Avenue, 4th Floor         President        2002        Mason & Co., LLC ("LMC") or                   Group Capital
New York, NY 10022                 and Chief                    its predecessors; President                   Markets
Birth Year: 1951                   Executive                    and Chief Executive Officer
                                   Officer                      of LMPFA and Smith Barney Fund
                                                                Management Inc. SBFM ("Citifund
                                                                Management") President and Chief
                                                                Executive Officer of certain
                                                                mutual funds associated with
                                                                the Manager, formerly Portfolio
                                                                Manager of Smith Barney
                                                                Allocation Series Inc. (from
                                                                1996 to 2001) and Smith Barney
                                                                Growth and Income Fund (from
                                                                1996 to 2001)


                                                                                                 Number of
                                                                                                 Investment
                                                    Term of                                      Portfolios
                                                  Office* and                                      in Fund
                                   Position(s)      Length                                         Complex
                                   Held with        of Time     Principal Occupation(s)          Overseen by    Other Directorships
Name, Address and Year of Birth      Fund           Served      During Past 5 Years                Trustee        Held by Trustee
-------------------------------    -----------    -----------   -----------------------          -----------    -------------------
OFFICERS

Steven Frank                       Controller       Since       Vice President of LMC               N/A                N/A
125 Broad Street,                                   2005        or its predecessors;
New York, NY 10004                                              Controller of certain mutual
Birth Year: 1967                                                funds associated with LMPFA
                                                                or its affiliates

Ted P. Becker                      Chief            Since       Managing Director of                N/A                N/A
399 Park Avenue                    Compliance       2006        Compliance at LMC
New York, NY 10022                 Officer                      (2005-Present); Chief
Birth Year: 1951                                                Compliance Officer of
                                                                LMPFA and of certain mutual
                                                                funds associated with the
                                                                Manager or its affiliates
                                                                (since 2006); Managing
                                                                Director of Compliance at
                                                                CAM (2002-2005). Prior to
                                                                2002, Managing Director -
                                                                Internal Audit & Risk Review
                                                                at Citigroup

John Chiota                        Chief            Since       Vice President of Legg Mason        N/A                N/A
100 First Stamford Place, 5th Fl   Anti-Money       2006        & Co., LLC or its predecessors
Stamford, CT 06902                 Laundering                   (since 2004); Chief Anti-
4th Floor                          Compliance                   Money Laundering Compliance
Birth Year: 1968                   Officer                      Officer with certain mutual
                                                                funds associated with the
                                                                Manager or its affiliates (since
                                                                2006); prior to August 2004,
                                                                Chief AML Compliance
                                                                Officer with TD Waterhouse

Robert I. Frenkel                  Secretary and    Since       Managing Director of LMC            N/A                N/A
300 First Stamford Place           Chief            2003        General Counsel, Global
Stamford, CT 06902                 Legal                        Mutual Funds for Legg Mason
Birth Year: 1954                   Officer                      and its predecessor; Secretary
                                                                and Chief Legal Officer of
                                                                mutual funds associated with
                                                                Legg Mason

Kaprel Ozsolak                     Treasurer and    Since       Director of LMC or its              N/A                N/A
125 Broad Street                   Chief            2002        predecessors; Treasurer and
New York, NY 10004                 Financial                    Chief Financial Officer of
Birth Year: 1965                   Officer                      certain mutual funds associated
                                                                with the Manager or its
                                                                affiliates

Joseph P. Deane                    Vice President   Since       Portfolio Manager of Western        N/A                N/A
399 Park Avenue                    and Investment   1988        Asset
New York, NY 10022                 Officer
Birth Year: 1947

David T. Fare                      Vice President   Since       Portfolio Manager of Western        N/A                N/A
399 Park Avenue                    and Investment   2004        Asset
New York, NY 10022                 Officer
Birth Year: 1962


------------
* Each trustee and officer services until his or her successor has been duly elected and qualified.

** Mr. Gerken is a trustee who is an "interested person" of the fund (as defined in the 1940 Act) because Mr. Gerken is an officer of LMPFA and its affiliates.

     For the calendar year ended December 31, 2005, the trustees beneficially owned equity securities of the fund and all registered investment companies overseen by the trustees within the dollar ranges presented in the table below:


                                                                   Aggregate Dollar Range of Equity
                                                                Securities in All Registered Investment
                                   Dollar Range of                 Companies overseen by Trustee in
Name of Trustee              Equity Securities in the Fund          Family of Investment Companies
---------------------        -----------------------------      ---------------------------------------
Independent Trustees
Dwight B. Crane                        None                                 Over $100,000
Burt N. Dorsett                        None                                      None
Elliot S. Jaffe                        None                                      None
Stephen E. Kaufman                     None                                      None
Cornelius C. Rose, Jr.                 None                                 Over $100,000
Interested Trustee
R. Jay Gerken                          None                                 Over $100,000


     As of December 31, 2005, none of the independent trustees, or his or her immediate family members, owned beneficially or of record any securities in the manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or distributor of the fund.


     The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees of the fund, namely Messrs. Crane, Dorsett, Jaffe, Kaufman and Rose.


     In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund's audits, the fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the board for its ratification, the selection, appointment, retention or termination of the fund's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund's independent registered public accounting firm to the manager and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met three times.

     The Nominating Committee is charged with the duty of making all nominations for independent trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

     The fund also has a Pricing Committee composed of the Chairman of the Board and one independent trustee which is charged with determining fair value prices for securities when required. The Pricing Committee did not meet during the fund's most recent fiscal year.

     No officer, trustee or employee of the manager or any of its affiliates receives any compensation from the fund for serving as an officer or director of the fund. The fund pays each independent trustee an annual retainer of $50,000 for his services as a trustee. Mr. Crane receives an additional annual fee of $10,000 for his services as lead trustee. In addition, each independent trustee receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the board attended by the trustee. The annual retainer and meeting fees are allocated among the funds for which each independent trustee serves on the basis of their average net assets. In addition, each independent trustee is reimbursed for expenses incurred in connection with attendance at board meetings. For the most recent calendar year, the total aggregate reimbursement was $20,517.

     The following table shows the compensation paid by the fund and other Legg Mason Partners funds to each trustee during the fiscal year ended April 30, 2006 and the total compensation paid by the Mutual Fund Complex for the fiscal year ended April 30, 2006. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its trustees and officers. Legg Mason compensates officers of the fund.

                                                 Total Pension or
                               Aggregate           Compensation
                               From Fund            Retirement           Compensation      Number of Portfolios
                               For Fiscal        Benefits Accrued          from Fund         for Which Trustee
                               Year Ended           As part of          and Fund Complex       Serves Within
Name of Person                  04/30/05          Fund Expenses         Paid to Trustees       Fund Complex
----------------------         ----------        ----------------       ----------------   --------------------
Independent Trustees
Dwight B. Crane (1)(2)             $543                $ 0                 $248,725                  46
Burt N. Dorsett (1)(+)              427                  0                   54,950                  24
Elliot S. Jaffe (1)                 674                  0                   73,200                  24
Stephen E. Kaufman (1)              588                  0                  157,200                  36
Cornelius C. Rose Jr. (1)           717                  0                   89,700                  24
Interested Trustee
R. Jay Gerken                         0                  0                        0                 169

----------
(1)  Designates independent trustees and member of Audit Committee.
(2)  Designates the lead trustee.
+ Pursuant to a deferred compensation plan, Burt Dorsett has elected to defer payment of the following amount of his compensation from the fund $315.

     At the end of the year in which they attain age 80, trustees are required to change to emeritus status. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees emeritus may attend meetings but have no voting rights. During the fund's last fiscal year, aggregate compensation paid to trustees emeritus was $664.

     The fund has adopted an unfunded, non-qualified deferred compensation plan (the "Plan") which allows independent trustees to defer the receipt of all or a portion of the trustees' fees earned until a later date specified by independent trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the fund's annual statement of operations under trustees' fees. Under the Plan, deferred fees are considered a general obligation of the fund and any payments made pursuant to the Plan will be made from the fund's general assets. As of April 30, 2006, the fund accrued $315 in deferred compensation. The Plan will terminate as of January 1, 2007.

     As of August 9, 2006, the trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager and Subadviser

     The fund is managed by LMPFA. The Manager is a Delaware limited liability company established in 2006, and is a wholly owned subsidiary of Legg Mason, Inc. a financial services holding company. The Manager's address is 399 Park Avenue, New York, NY 10022.

     The Manager serves as investment manager to the fund pursuant to an investment management agreement (the "Investment Management Agreement") with the fund that was approved by the board, including a majorityof the independent trustees, on June 28, 2006. The Investment Management Agreement became effective on August 1, 2006.

     Under the Investment Management Agreement, subject to the supervision and direction of the board, the Manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The Manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund's existence; and (v) maintaining the registration and qualification of the fund's shares under federal and state laws.

     In order to assist in carrying out its investment advisory responsibilities, the Manager has retained the Subadviser to render advisory services to the fund. LMPFA, not the fund, pays the subadviser. The sub-advisory fee will be 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

     The fund is subadvised by Western Asset Management ("Western Asset"). Western Asset, established in 1971 and a wholly owned subsidiary of Legg Mason, acts as investment advisor to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $512 billion as of March 31, 2006. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

     The Investment Management Agreement has an initial term of two years and continue in effect for year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and (b) in either event, by a majority of independent trustees with such independent trustees casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Investment Management Agreement on 60 days' written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

      The subadvisory agreement with Western Asset, will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or (b) by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and in either event, by a majority of the independent trustees of the Board with such independent trustees casting votes in person at a meeting called for such purpose. The subadvisory agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, in each case on not more than 60 days' nor less than 30 days' written notice to the subadviser, or by the subadviser upon not less than 90 days' written notice to the fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the subadviser. A subadvisory agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     Effective August 1, 2006, for its services under the Investment Management Agreement, LMPFA receives an investment management fees that is calculated daily and payable monthly according to the following schedule:

     Average Daily Net Assets                     Investment Management Fee Rate
     -------------------                          ------------------------------
     First $500 million                                        0.50%
     Over $500 million                                         0.48%

     For the period December 1, 2005 through July 31, 2006, SBFM received an investment management fee that is calculated daily and payable monthly according to the following schedule:

     Average Daily Net Assets                     Investment Management Fee Rate
     -------------------                          ------------------------------
     First $500 million                                        0.50%
     Over $500 million                                         0.48%

     For the period December 1, 2005 through July 31, 2006, SBFM served as investment manager to the fund pursuant to an investment management agreement approved by the board, including a majority of independent trustees on August 1, 2005 and by the fund's shareholders on October 21, 2005.

     Prior to December 1, 2005, SBFM served as investment advisor and administrator to the fund pursuant to separate investment and administration agreements and received separate investment advisory and administration fees.

     Prior to December 1, 2005, as compensation for investment advisory services, the fund paid SBFM a fee computed daily and payable monthly at the annual rate of 0.30% of the value of the fund's average daily net assets.

     For the periods below, the fund paid investment advisory fees to SBFM as follows:

                        For the Fiscal Year Ended
                                April 30:
                 ----------------------------------------
                    2004           2005           2006
                 ----------     ----------     ----------
                  $161,062       $169,155       $218,205

     For the fiscal years ended April 30, 2006, 2005 and 2004, SBFM waived the fund advisory fees in the amount of $58,822, 53,290 and 48,319, respectively.

     SBFM also served as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). The Manager pays the salary of all officers and employees who are employed by both it and the fund and bears all expenses in connection with the performance of its services.

     Prior to December 1, 2005, as compensation for administrative services rendered to the fund, SBFM received a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million and 0.18% in excess of $500 million.

     For the periods below, the fund paid administration fees to the manager as follows:

                        For the Fiscal Year Ended
                                April 30:
                 ----------------------------------------
                    2004           2005           2006
                 ----------     ----------     ----------
                  $107,375       $112,770       $68,493

     For the fiscal years ended April 30, 2006, 2005 and 2004, SBFM waived administration fees in the amount of $31,539, 35,527 and 32,212, respectively.

Expenses


     In addition to amounts payable under the Investment Management Agreement and Distribution Plan, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of trustees who are not affiliated with the Manager or the fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.


Proxy Voting Guidelines & Procedures


     Although individual trustees may not agree with particular policies or votes by the manager or subadviser, the board has delegated proxy voting discretion to the manager and/or subadviser, believing that the manager and/or subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

     LMPFA delegates to the subadviser the responsibility for voting proxies for the fund, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall rely on, and periodically oversee the subadviser responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

     LMPFA shall rely on, and periodically oversee the subadviser responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

     The Western Asset Proxy Voting Policies and Procedures (the "Policy") govern in determining how proxies relating to the fund's portfolio securities are voted. A copy of the Policy is attached as Appendix E to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge (1) by calling 1-888-425-6432 (2) on the fund's website at http://www.leggmason.com/InvestorServices and (3) on the SEC's website at http://www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the fund's former name, Smith Barney Oregon Municipals Fund.



Code of Ethics


     Pursuant to Rule 17j-1 of the 1940 Act, the fund, its Manager, subadviser and affiliated distributors have adopted a Code of Ehics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's, the Manager, subadviser and the distributor's Code of Ethics is on file with the SEC.

Counsel

     Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the independent trustees.

Independent Registered Public Accounting Firm


     KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected as the fund's independent registered public accounting firm to audit and report on the fund's financial statements for the fiscal year ending April 30, 2007.

Custodian and Transfer Agent

     State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund's investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund's securities lending agent and receives a share of the income generated by such activities.

     PFPC, Inc. ("PFPC" or "transfer agent"), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citigroup Trust Bank, fsb served as the fund's transfer agent.

Distributor

     Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; and CGMI, an indirect wholly-owned subsidiary of Citigroup located at 388 Greenwich Street, New York, New York 10013, serve as the fund's distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the "distribution agreements"), which were approved by the fund's Board and by a majority of the independent trustees, casting votes in person at a meeting called for such purpose on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the fund's distributor. LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act.

Initial Sales Charges


     The aggregate dollar amount of commissions on Class A and Class C shares received by the distributors were as follows:

Class A shares

                                                         CGMI           LMIS
                                                       --------       --------
     For the fiscal year ended April 30:
           2006....................................   $22,000           $   0*
           2005....................................   $39,000             N/A
           2004 ...................................   $40,000             N/A

----------
*For the fiscal period, December 1, 2005 through April 30, 2006

Class C shares

                                                         CGMI           LMIS
                                                       --------       --------
     For the fiscal year ended April 30:
           2006....................................    $     0          $   0*
           2005....................................    $     0            N/A
           2004....................................    $13,000            N/A

----------
*For the fiscal period, December 1, 2005 through April 30, 2006

Deferred Sales Charge

Class A shares

                                                         CGMI           LMIS
                                                       --------       --------
           2006....................................      $  0           $   0*
           2005....................................      $  0             N/A
           2004....................................      $  0             N/A

----------
*For the fiscal period, December 1, 2005 through April 30, 2006

Class B shares

                                                         CGMI           LMIS
                                                       --------       --------
           2006....................................   $ 7,000           $   0*
           2005....................................   $12,000             N/A
           2004....................................   $26,000             N/A

----------
*For the fiscal period, December 1, 2005 through April 30, 2006

Class C shares

                                                         CGMI           LMIS
                                                       --------       --------
           2006....................................    $2,000           $   0*
           2005....................................    $    0             N/A
           2004....................................    $    0             N/A

----------
*For the fiscal period, December 1, 2005 through April 30, 2006

Services and Distribution Plan

     The Fund has adopted an amended shareholder services and distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. Under the Distribution Plan, the fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and providing services to Class A, Class B and Class C shareholders. The co-distributor will provide the fund's Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such rate of 0.15% of the value of the fund's average daily net assets attributable to the fund's Class A, Class B and Class C shares. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the fund's average daily net assets.

     Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI under a separate Distribution Plan with respect to shares sold through CGMI.

     Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan, may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the trustees, including a majority of the Independent trustees in the manner described above. The Distribution Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent trustees or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

     The following service and distribution fees were incurred pursuant to the Distribution Plan during the periods indicated:

Distribution Plan Fees

Class A Shares

     For the fiscal year ended April 30:
           2006..................................................     $46,575
           2005..................................................     $44,101
           2004..................................................     $42,417

Class B Shares

     For the fiscal year ended April 30:
           2006..................................................     $61,987
           2005..................................................     $76,193
           2004..................................................     $93,900

Class C Shares

     For the fiscal year ended April 30:
           2006..................................................    $117,272
           2005..................................................    $106,838
           2004..................................................    $ 76,743

     Each of CGMI and LMIS will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGMI and LMIS are distribution expenses within the meaning of the Distribution Plan and may be paid from amounts received by CGMI from the fund under the Distribution Plan.

     For the fiscal year ended April 30, 2006 distribution expenses incurred by CGMI and/or LMIS for advertising, printing and mailing prospectuses, support services and overhead expenses, to Smith Barney Financial Advisors and for accruals for interest on the excess of CMGI and/or LMIS expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charges received by CGMI and/or LMIS are expressed in the following tables: [financial information for tables below TBP]

      For the fiscal year ended April 30, 2006, CGMI incurred the following distribution expenses for the funds. Distribution expenses included compensation of Financial Advisors (Service Agents), Third Party Service Fees, Branch Operating Expenses, Printing costs of Prospectuses and Marketing and Advertising materials.

             Marketing &   Printing of    Third    Branch Op  Service
Fund         Advertising   Prospectuses   Party    Expenses    Agents     Total
----------   -----------   ------------   -----    ---------  -------    -------
A ........      $   0          $ 0        $2,372    $19,247   $15,360    $36,979
B ........      $  208         $ 2        $  113    $ 6,853   $28,388    $35,564
C ........      $6,095         $56        $  205    $42,141   $47,943    $96,439

      For the period from December 1, 2005 through April 30, 2006, LMIS incurred the following distribution expenses for the Fund. Distribution expenses included compensation of Financial Advisors (Service Agents), Third Party Service Fees, Printing costs of Prospectuses and Marketing and Advertising materials.

             Marketing &   Printing of    Third    Branch Op  Service
Fund         Advertising   Prospectuses   Party    Expenses    Agents     Total
----------   -----------   ------------   -----    ---------  -------    -------
A ........      $   0         $ 0         $1,942      $N/A    $     0    $ 1,942
B ........      $  231        $ 2         $  119      $N/A    $17,926    $18,277
C ........      $7,199        $56         $   77      $N/A    $ 6,236    $13,567

                               PURCHASE OF SHARES


Sales Charge Alternatives

     The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

     Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                         Dealers'
                         Sales Charge as a    Sales Charge as a %   Reallowance as %
Amount of Investment     % of Transaction     of Amount Invested    of Offering Price
--------------------     -----------------    -------------------   -----------------
Less than $25,000....         4.00%                  4.17%             up to 4.00%
$25,000-49,999.......         3.50                   3.63              up to 3.50%
50,000-99,999........         3.00                   3.09              up to 3.00%
100,000-249,999......         2.50                   2.56              up to 2.50%
250,000-499,999......         1.50                   1.52              up to 1.50%
500,000 and over.....         *                      *                   *


----------
* The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the commission, the Service Agent will instead receive the annual distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

     Members of the selling group may receive up to 100% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act of 1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.


     Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions."

     Class C Shares. Class C shares are sold without an initial sales charge but are subject to a deferred sales charge if redeemed within a year of purchase. See "Deferred Sales Charge Provisions."


     Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Legg Mason Partners Lifestyle Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).


General

     Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC are not subject to a maintenance fee.


     Investors in Class A, Class B and Class C shares may open an account in the fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by CGM, and directors/trustees of any of the Legg Mason Partners mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the transfer agent. The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. It is not recommended that the fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

     Purchase orders received by the fund, or a Service Agent prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

     Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGMI or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGMI or the transfer agent. The Systematic Investment Plan also authorizes CGMI to apply cash held in the shareholder's CGMI brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.


Sales Charge Waivers and Reductions


     Initial Sales Charge Waivers. Purchase of Class A shares may be made at net asset value without a sales charge in the following circumstances (a) sales to
(i) Board Members and employees of Legg Mason, Inc. and its subsidiaries, as well as any funds (including the Legg Mason Partners funds) affiliated with CAM, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person's spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii) any full time employee or registered representative of the fund's distributors or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with the fund's distributors, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase). Sales to employees of Citigroup and its subsidiaries will no longer qualify for Class A sales charge waiver unless such purchaser otherwise qualifies for a waiver under either item (ii) above or pursuant to another applicable full or partial sales charge waiver as otherwise described in the fund's prospectus or statement of additional information.; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Adviser (for a period up to 90 days from the commencement of the service agent's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the service agent's prior employer, (ii) was sold to the client by the service agent and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Legg Mason;
(f) investments of distributions from a UIT sponsored by CGMI; and (g) purchases by investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI;
(h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Legg Mason Partners Appreciation Fund; and (j) purchases by executive deferred compensation plans participating in the CGMI ExecChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

     Accumulation Privilege--lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners funds that are owned by:


     o  you; or
     o  your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.


     Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market fund shares noted below) and Legg Mason Partners S&P 500 Index Fund may not be combined. However, shares of Legg Mason Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners Adjustable Rate Income Fund (Smith Barney shares), Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate

Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Limited Term Portfolio, Smith Barney Money Funds, Inc.-Cash and Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund, and Legg Mason Partners Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

     If your current purchase order will be placed through a distributor's financial adviser, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.


     Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


     Letter of Intent--helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:


                 (1) $ 25,000             (4) $  250,000
                 (2) $ 50,000             (5) $  500,000
                 (3) $100,000             (6) $1,000,000


     Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners funds.


     When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.


     Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge) and Legg Mason Partners S&P 500 Index Fund are not eligible. However, the following funds and share classes are also eligible, although not offered with a sales charge:

     Shares of Legg Mason Partners Exchange Reserve Fund
     Class C shares of Legg Mason Partners Adjustable Rate Income Fund (Smith
       Barney shares)
     Class C shares of Legg Mason Partners Inflation Management Fund
     Class C shares of Legg Mason Partners Intermediate Maturity California
       Municipals Fund
     Class C shares of Legg Mason Partners Intermediate Maturity New York
       Municipals Fund
     Class C shares of Legg Mason Partners Limited Term Portfolio
     Class C shares of Smith Barney Money Funds, Inc.-Cash and Government
       Portfolios
     Class C shares of Legg Mason Partners Short Duration Municipal Income Fund Class C shares of Legg Mason Partners Short-Term Investment Grade Bond Fund


     This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

     Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a distirbutor's financial advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a distributor's financial advisor, you should check with that financial professional to see which accounts may be combined.


     Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

     Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

     Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

     Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See "Failure to Meet Asset Level Goal" below. Exchanges in accordance with a fund's prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

     Cancellation of Letter. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See "Failure to Meet Asset Level Goal" below.

     Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.


     Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your distributor's advisor, or if you purchase your shares directly through PFPC,

PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.


     Letter of Intent-Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Legg Mason Partners Lifestyle Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of at least $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of at least $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact your distributor's financial advisor or the transfer agent for further information.


Deferred Sales Charge Provisions

     "Deferred sales charge shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares purchased without an initial sales charge but subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

     Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

     Class C shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

       Year Since Purchase Payment Was Made     Deferred sales charge
       ------------------------------------     ---------------------
       First...............................               4.50%
       Second..............................               4.00
       Third...............................               3.00
       Fourth..............................               2.00
       Fifth...............................               1.00
       Sixth and thereafter................               0.00

     Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


     In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGMI.


     To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge


     The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Legg Mason Partners mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

     Deferred sales charge waivers will be granted subject to confirmation (by CGMI in the case of shareholders who are also CGMI clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.


Volume Discounts


     The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children under the age of 21 purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a distributor's financial advisor.


                              REDEMPTION OF SHARES

     The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


     If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGMI, or if the shareholder's account is not with CGMI, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the

NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGMI brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Redemption proceeds for shares purchased by check, other than a certified or official bank check will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent has agreed to transmit to its customers who are fund shareholders appropriate written disclosure of any fees that it may charge them directly. Each service agent is responsible for transmitting promptly orders for its customers.

     The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

     Distributions in Kind. If the fund's board of trustees determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Smith Barney Accounts

     Shares may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

         Legg Mason Partners Oregon Municipals Fund
         Class A, B, C or Y (please specify)
         c/o PFPC Inc.
         P.O. Box 9699
         Providence, Rhode Island 02940-9699

     A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form. Redemption proceeds will be mailed to the address of record.

     Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact Shareholder Services at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

     Redemptions. Eligible shareholders may make redemption requests of up to $50,000 of any Class or Classes of shares of the fund by calling Shareholder Services at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

     A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

     Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open.

     Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

     Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the board of trustees may deem advisable; however, payments shall be made wholly in cash unless the board of trustees believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share Price" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Automatic Cash Withdrawal Plan


     An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.


     The fund offers shareholders an automatic cash withdrawal plan under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plan only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between Classes of the fund.

     Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawals. For additional information, shareholders should contact a Service Agent.


                        DETERMINATION OF NET ASSET VALUE

     Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. For a description of the procedures used by the fund in valuing its assets (see "Valuation of Shares").

Determination of Public Offering Price


     The fund offers its shares to the public on a continuous basis. The public offering price per Class A andClass Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase.


     Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.


         Class A (net asset value plus 4.17% [TPB] of net asset
           value per share) ......................................      $11.11


                               VALUATION OF SHARES


     The net asset value per share of the fund's Classes is calculated on each day, Monday through Friday, except days on which the New York Stock Exchange "NYSE" is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. The following is a description of the procedures used by the fund in valuing its assets.

     Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trade at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

     The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the board. Because the fund invests in securities of issuers rated below investment grade-some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable-the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated.

     Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

                               EXCHANGE PRIVILEGE


     Shares of each Class of the fund may be exchanged for shares of the same Class of certain other Legg Mason Partners mutual funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.


     Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

     Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

     Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


     Additional Information Regarding Exchanges. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Legg Mason Partners fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.


     During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components-redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchases being delayed.

     Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares-Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividends and Distributions" and "Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

     The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding Telephone Redemption and Exchange Program

     Neither the fund nor its agents will be liable for instructions communicated by telephone that are reasonably believed to be genuine. The fund or its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.


                           DIVIDENDS AND DISTRIBUTIONS


     Dividends and Distributions. The fund's policy is to declare and pay exempt-interest dividends monthly. Distributions of net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gain net income in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.


     The per share amounts of the exempt-interest dividends on Class B and Class C shares will be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, C and Y).

                                      TAXES


     The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by United States persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state and local consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and its investments

     As described in the fund's prospectus, the fund is designed to provide shareholders with current income that is excluded from gross income for regular federal income tax purposes and is exempt from Oregon personal income tax. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

     The fund intends to continue to qualify to be treated as a regulated investment company (a "RIC") each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, net income derived from interests in "qualified publicly traded partnership" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

     Fund investments in partnerships, including a qualified publicly traded partnership may result in the funds being subject to state, local or foreign income franchise or witholding tax liabilities.

     As a RIC, the fund will not be subject to federal income tax on the portions of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income plus or minus certain other adjustments (i.e., income other than its net realized long-term capital gains over its net realized short-term capital loss) and (iii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute to its shareholders.

     April 30, 2006, the unused capital loss carryforwards of the fund were approximately $(1,257,617). For U.S. federal income tax purposes, these amounts are available to be applied against the fund's future realized capital gains, if any realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

                                                   April 30,         April 30,
                                                     2012              2013
                                                  ----------        ----------
      Carryforward Amount......................     $7,477          $1,250,140


     The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.


     If, in any taxable year, the fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains will constitute dividends which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the fund failed to qualify as a RIC for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

     The fund's transactions in Municipal Bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.


     All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of U.S. Shareholders

     Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

     The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

     Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. However, any dividends paid by the fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

     Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.


      Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares will not be deductible for federal income tax purposes and Oregon personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of the fund and if such share is held by the shareholder for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the fund which represents income derived from certain revenue or private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of the fund's exempt dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate AMT. In addition, the receipt of the fund's dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal AMT, the federal branch profits tax or the federal "excess net passive income" tax.


     None of the dividends paid by the fund while it qualifies as a RIC will qualify (i) for the corporate dividends received deduction or (ii) as "qualified dividend income" for purposes of taxation at long-term capital gain rates.

     Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his, her or its basis in such shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

      If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his, her or its investment within a family of mutual funds.


     Backup Withholding. The fund may be required to withhold, for federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's federal income tax liability.

     Notices. The fund will notify its shareholders as to the federal income tax and Oregon personal income tax status of the dividends and distributions made by the fund. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate AMT. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

     Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


     If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Oregon Taxation


     As long as the fund qualifies as a RIC pursuant to the Code, individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the fund to the extent that the distributions are derived from tax-exempt interest paid on Oregon Municipal Securities. However, individuals, trusts, and estates that are subject to Oregon personal income tax will also generally be subject to the Oregon personal income tax on distributions from the fund to the extent derived from other types of income, including interest on Other Municipal Securities. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the fund, including income that is exempt for federal purposes. Shares of the fund will not be subject to Oregon property tax. Local taxes and taxes of states other than Oregon are beyond the scope of this discussion.



     The foregoing is only a summary of certain U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, as well as with respect to the state and local tax consequences to them of an investment in the fund.


                             ADDITIONAL INFORMATION


Fund Matters

     Voting rights. The fund does not hold annual shareholders meetings. There normally will be no meeting of shareholders for the purpose of electing trustees unless and until such time as shareholders have elected less than a majority of the trustees holding office. When matters are submitted for shareholder vote, shareholders of each class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that class. Generally, shares of the fund will vote on a fund-wide basis on all matters except matters affecting only the interests of one or more of the classes.

     Annual and semi-annual reports. The fund sends its shareholders a semi-annual report and an audited annual report which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receives a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

     Licensing Agreement. "Smith Barney" and "Salomon Brothers" are service marks of Citigroup, licensed for use by Legg Mason as the names of the funds and investment managers. Legg Mason and its affiliates, as well as the fund's investment manager, are not affiliated with Citigroup.


Legal Matters


     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. ("CGMI") and a number of its then affiliates, including SBFM and SaBAM, which were then investment adviser or manager to certain of the Funds (the "Managers"), substantially all of the mutual funds then managed by the Managers (the "Defendant Funds"), and Board Members of the Defendant Funds (collectively, the "Defendants"). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds' contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Oregon Municipals Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under
Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to replead as a derivative claim.

      The Funds dismissed for lack of standing are:
      Salomon Brothers Opportunity Fund Inc
      Salomon Brothers All Cap Value Fund
      Salomon Brothers Balanced Fund
      Salomon Brothers Strategic Bond Fund
      Salomon Brothers California Tax Free Bond Fund
      Salomon Brothers Mid Cap Fund
      Salomon Brothers National Tax Free Bond Fund
      Salomon Brothers New York Tax Free Bond Fund
      Legg Mason Partners Adjustable Rate Income Fund
      Legg Mason Partners Arizona Municipals Fund, Inc.
      Legg Mason Partners California Municipals Fund, Inc.
      Legg Mason Partners Social Awareness Fund
      Legg Mason Partners Short Term Investment Grade Bond Fund
      Legg Mason Partners U.S. Government Securities Fund
      Legg Mason Partners Lifestyle Balanced Fund
      Legg Mason Partners Lifestyle Conservative Fund
      Legg Mason Partners Lifestyle Growth Fund
      Legg Mason Partners Lifestyle High Growth Fund
      Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value Legg Mason Partners Municipal High Income Fund
      Legg Mason Partners Convertible Fund
      Legg Mason Partners Capital and Income Fund
      Legg Mason Partners Total Return Bond Fund
      Smith Barney Institutional Cash Management Fund, Inc.
      Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and
           Value
      Legg Mason Partners Government Securities Fund
      Legg Mason Partners Hansberger Global Value Fund
      Legg Mason Partners Small Cap Value Fund
      Legg Mason Partners Growth and Income Fund
      Legg Mason Partners Classic Values Fund
      Legg Mason Partners Intermediate Maturity California Municipals Fund
      Legg Mason Partners Intermediate Maturity New York Municipals Fund
      Legg Mason Partners Dividend and Income Fund
      Legg Mason Partners S&P 500 Index Fund
      Legg Mason Partners Managed Municipals Fund, Inc.
      Legg Mason Partners Massachusetts Municipals Fund
      Smith Barney Money Funds, Inc.--Cash Portfolio
      Smith Barney Money Funds, Inc.--Government Portfolio
      Legg Mason Partners Variable Multiple Discipline Portfolio--All Cap Growth
           and Value
      Legg Mason Partners Variable Multiple Discipline Portfolio--Balanced All
           Cap Growth and Value
      Legg Mason Partners Variable Multiple Discipline Portfolio--Global All Cap
           Growth and Value
      Legg Mason Partners Variable Multiple Discipline Portfolio--Large Cap
           Growth and Value

      Legg Mason Partners California Money Market Portfolio
      Legg Mason Partners Florida Municipals Fund
      Legg Mason Partners Georgia Municipals Fund
      Legg Mason Partners Limited Term Municipals Fund
      Legg Mason Partners Massachusetts Money Market Portfolio
      Legg Mason Partners National Municipals Fund
      Legg Mason Partners New York Municipals Fund
      Legg Mason Partners Pennsylvania Municipals Fund
      Smith Barney Municipal Money Market Fund, Inc.
      Legg Mason Partners Financial Services Fund
      Legg Mason Partners Health Sciences Fund
      Legg Mason Partners Technology Fund
      Legg Mason Partners Core Plus Bond Fund, Inc.
      Legg Mason Partners New Jersey Municipals Fund, Inc.
      Legg Mason Partners Oregon Municipals Fund
      Legg Mason Partners Small Cap Core Fund, Inc.
      Legg Mason Partners International Large Cap Fund
      Legg Mason Partners Small Cap Growth Opportunities Fund
      Legg Mason Partners Capital Preservation Fund
      Legg Mason Partners Capital Preservation Fund II
      Legg Mason Partners Diversified Large Cap Growth Fund
      Legg Mason Partners Short Duration Municipal Income Fund
      Legg Mason Partners Inflation Management Fund
      Legg Mason Partners International All Cap Growth Fund
      Legg Mason Partners Variable Aggressive Growth Portfolio
      Legg Mason Partners Variable International All Cap Growth Portfolio Legg Mason Partners Variable Large Cap Value Portfolio
      Legg Mason Partners Variable Large Capitalization Growth Portfolio Legg Mason Partners Variable Mid Cap Portfolio
      Legg Mason Partners Variable Money Market Portfolio
      Legg Mason Partners Variable High Income Portfolio
      Legg Mason Partners Adjustable Rate Income Portfolio

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this SAI, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisors and their affiliates to continue to render services to the Funds under their respective contracts.

     The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

Recent Developments

     On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds").

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the fund's investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the funds since December 1, 2004 less certain expenses will be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distirbuted to the affected funds.

     The order required SBFM to recommend a new transfer agent contract to the Fund's boards within 180 days of the entry of the order; if a Citigroup affiliated submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time frame the fund's Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also much comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

     The fund has received information concerning SBFM and SBAM as follows:

     On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 24(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

     Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the fund or its ability to perform investment management services relating to the fund.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the "Defendants") based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds' management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys' fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplated that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this SAI, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

     On April 7, 2006, the fund's name was changed to Legg Mason Partners Oregon Muncipals Fund. The fund was incorporated under the laws of the State of Massachusetts pursuant to a Master Trust Agreement dated May 10, 1994. The fund commenced operations on May 23, 1994 under the name Smith Barney Shearson Oregon Municipals Fund. On October 14, 1994, the fund changes its name to Smith Barney Oregon Municipals Fund.

Description of Shares


     The Master Trust Agreement of the fund permits the trustees of the fund to issue an unlimited number of full and fractional shares of a class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

     Pursuant to the Master Trust Agreement, the fund's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

Voting Rights

     The shareholders of the fund are entitled to a full vote for each full share held (and a fractional vote for any fractional share held). The trustees of the fund have the power to alter the number and the terms of office of the trustees, and have terms of unlimited duration (subject to certain removal procedures) and may appoint their own successors, provided at least a majority of the trustees at all times have been elected by the shareholders of the fund. The voting rights of the shareholders of the fund are not cumulative, so that the holders of more than 50% of the shares can, if they choose, elect all of the trustees of the fund; the holders of the remaining shares of the fund would be unable to elect any of the trustees.

                              FINANCIAL STATEMENTS


     The fund's annual report for the fiscal year ended April 30, 2006 is incorporated herein by reference in its entirety. The annual report was filed on July 10, 2006, Accession Number 0001133228-06-000426.

                                OTHER INFORMATION

     The fund's board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, fund shareholders will be asked to elect a new board, approve matters that will results in the fund being grouped for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adopt a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters are expected to be mailed later in 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first quarter of 2007.

     The fund's board has approved certain share class modifications to, among other things, standardize the pricing and features of all equity and fixed income funds in the fund complex. As a result, a fund's front-end sales load and/or contingent deferred sales charge amount and/or schedule may increase in some cases or may decrease in other cases. The modifications are expected to be implemented during the fourth quarter of 2006. The fund's Prospectus will be further supplemented prior to their implementation.

     That's why we offer three "styles" of fund management that can be tailored to suit each investor's unique financial goals.

      Classic Series--our portfolio manager driven funds
      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

      Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our colleagues, our Research funds focus on well-defined industries, sectors and trends.


      Style Pure Series--our solution to funds that stray
      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                   APPENDIX A

                               RATINGS CATEGORIES

                            BOND (AND NOTES) RATINGS

Description of S&P and Moody's ratings:

                         S&P Ratings for Municipal Bonds

     S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

     Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

                                       AAA

     Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

     General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

     Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

                                       AA

     High Grade--The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA" have the second strongest capacity for payment of debt service.

                                        A

     Good Grade--Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

     General Obligation Bonds--There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds--Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                       BBB

     Medium Grade--Of the investment grade ratings, this is the lowest.

     General Obligation Bonds--Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     Revenue Bonds--Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                                BB, B, CCC and CC

     Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C

     The rating C is reserved for income bonds on which no interest is being paid.

                                        D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

                         S&P Ratings for Municipal Notes

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

                                       Aaa

     Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

     Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

     Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

     Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

     Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

     Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

     Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                                       Ca

     Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

                                        C

     Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

     The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-" or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                   APPENDIX B

                        ADDITIONAL INFORMATION CONCERNING
                          OREGON MUNICIPAL OBLIGATIONS

     The following information is a summary of special factors affecting investments in Oregon municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of Oregon ("Oregon" or the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based primarily on information from official statements relating to offerings of Oregon issuers and other reports publicly issued by the State or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy or timeliness of this information. Such information is included herein without the express authority of any Oregon issuer.

                                ECONOMIC HISTORY

     Oregon's economy grew moderately in the two decades immediately following World War II. From 1950 to 1970, nonfarm job growth averaged 2.7% per year. In the 1970s, however, the State's economy grew rapidly due to population increases and continued economic diversification. Oregon grew much faster than the nation during this period: from 1975 to 1980, nonfarm jobs grew by 25% in Oregon versus 17% nationally.

     In 1979, soaring inflation led to dramatically higher interest rates. This severely hurt credit-sensitive industries such as construction and lumber and wood products. As the nation plunged into the worst recession since the 1930s, Oregon's housing-dependent economy was hit especially hard. Goods-producing jobs (i.e., manufacturing, construction and mining) declined by 67,500 (24%). Service-producing jobs fell by 27,900 (4%).

     Between 1979 and 1982, 9% (95,400) of non-farm jobs were lost. Over half of the losses occurred inthe construction and wood products industries. Oregon's economy was affected more than the U.S. economy during this period. By contrast, during the 1991 recession, Oregon did not lose any jobs overall, while nationally jobs fell 1.1%.

     The 1980s saw continued diversification of Oregon's economy and timber continued its decline. The high technology expansion was beginning, but did not create enough jobs to offset the timber losses. Other manufacturing jobs increased, but were facing an era of increased competition domestically and abroad. Labor productivity also increased. Manufacturing firms in Oregon and the nation responded by reducing their costs, restructuring their operations and automating production processes wherever possible. As a result, manufacturing jobs in 1990 remained 8,000 below the 1979 pre-recession peak of 228,500.

     The diversification of Oregon's economy was evidenced by growth in the service and trade sectors. Between 1982 and 1990, these sectors accounted for 63% of the job growth in the State. Job growth was especially strong in food stores, eating and drinking establishments, health care and business services.

     Oregon's economy reflected continued diversification from the 1970's through the 1990's. Low costs, abundant natural resources and a perceived high quality of life attracted both people and firms to the State. Construction employment grew to over 5% of the State's workforce. The growth was fueled by strong housing demand and construction associated with the high technology boom. The high technology firms moving into the State created enough jobs that by mid-1995 high tech jobs outnumbered timber jobs and the service sector continued to expand. Growth in exports, especially to Asia, opened new markets for Oregon products. Throughout much of the mid-1990s Oregon consistently placed in the top 10 states in the nation for job growth. Per capita income increased to over 95% of the U.S. average in 1995, up from 93% in 1990.

     Oregon's economic growth slowed rather sharply in 1998 as exports and foreign investment dropped off during the Asian crisis. The economic recoveries of Oregon's key Asian trading partners boosted export growth between 1998 and 2000. Personal income grew a strong 8.1 percent in 2000, substantially above the U.S. average.

     Unfortunately, the duration of the 1999-2000 economic rebound was short. In 2001, an information technology slowdown significantly dampened growth in Oregon's booming high-tech sector. At the same time, California's economy strengthened slowing Oregon's net in-migration and population growth which dampened the growth in the construction, retail and service-related sectors.

     For the first time since 1985, job growth slipped below the national pace in 1998 and remained at that level in 2001 and 2002. After averaging 3.8 percent annually from 1993 to 1997, Oregon's job growth slowed to an average 1.7 percent over the next three years. The pickup in economic activity in 2000 was short-lived as Oregon, along with the rest of the nation, slipped into recession in early 2001. Employment declined by 0.7 percent in 2001 followed by essentially flat employment growth into 2002.

     As Oregon's economy closed out the year 2004, the labor force numbers indicated a continued moderate recovery. The unemployment rate edged down to 6.8 percent, while payroll employment slowly increased.

     Exports posted 8.8 percent growth in 2000, led by a surge in electrical machinery exports. However, the global technology sector recession led to a sharp decline in exports during 2001, decreasing to its lowest point in early 2002. With the falling value of the U.S. dollar and a pick up in growth for international economies, Oregon exports were up 7.9 percent in 2004 compared with 2003. While the nation's export growth was up 13.0 percent for the same period, Oregon's relatively slower growth is related to the slower growth of Asian economies (Oregon's major trading region).

     The recession that started late in 2000 lasted three years, causing a job loss of 4.0 percent. The recession was centered in the manufacturing sector with a job loss of more than 13.6 percent over the three years. As the economy pulled out of the recession, job gains started to appear in the second half of 2003. As the Oregon economy moved into 2005, the total nonfarm seasonally adjusted employment regained its previous peak set in November 2000. In March 2005, Oregon ranked 3rd among the states in term of annual job creation, a relative improvement from 2004 when the state ranked 35th.

Population

     Oregon's population grew to 3.63 million in 2005, an increase of 210,041 or
6.1 percent since the Census of April 1, 2000 (the "2000 Census"). Population growth in the recent years of economic difficulties has been slow compared to the boom period of the 1990s. The State's population increased at an annual average rate of 1.85 percent during the 1990s. Between 1990 and 2000, Oregon's population increased by nearly 579,000. Net migration comprised 421,000 persons or 73 percent of the 1990s gain.

     Looking at the population growth since the 2000 Census, three of the five fastest growing states are in the West. They are Nevada, Arizona, and Idaho. Oregon and Washington are ranked 13th and 15th, respectively. Based on the population growth of the 1990s, Oregon and Washington were ranked 11th and 10th, respectively. Oregon's fastest growing counties in the 1990s were scattered throughout the State. Deschutes County was the State's fastest growing county, increasing 24.4 percent since the 2000 Census. Crook County was the second fastest growing county, increasing 18.7 percent. Washington County was third, increasing 10 percent.

     Oregon's population continued to grow from 3,582,600 on July 1, 2004 to 3,631,440 on July 1, 2005, an increase of 48,840 persons or 1.36 percent. This increase is significantly less than the population change during the early 1990s when the annual increase approached 70,000 persons. However, the recent growth is significantly more than the 33,000 person (0.95 percent) increase between 2001 and 2002. The economic downturn starting in early 2001 and high unemployment rate of the State appeared to have a significant impact on migration flows in and out of Oregon. The recent economic recovery has been accompanied by an increase in the 2005 population growth rate. One of the newest metropolitan areas, Bend, has become the fastest growing metropolitan statistical area ("MS Area") since 2000 with a growth rate of 24.4 percent. Over the same period the Medford MS Area grew by 7.31 percent, followed by Corvallis MS Area at 6.0 percent. Salem MS Area and Eugene-Springfield MS Area trailed behind the state average, with growth rates of 5.9 and 4.1 percent respectively.

     The population of Oregon's incorporated cities and towns reached 2,514,438 on July 1, 2005. This accounts for 69 percent of the State's total population.

Personal Income

     The 37% increase in per capita income in Oregon for the period 1996 through 2005 trails the overall United States increase of 42%. Oregon's per capita income as a percentage of the national per capita income was 92.9% in 2005, reflecting the slower emergence from the deeper recession experienced in Oregon than the rest of the nation. The high point for Oregon was 96.7% of the U.S. average achieved in 1996.

International Trade and Exports

     Like other segments of Oregon's economy, geography and natural resources have played a role in the development of the State's international activities. The majority of the State's international trade occurs through the Port of Portland, where an efficient system for dealing with a large number of vessels has been developed, including modern grain elevators, cranes, break-bulk and containerized cargo facilities, and ship repair and dry-dock facilities. Other important ports are located at the coastal cities of Astoria, Newport and Coos Bay. The State has a total of twenty-three port districts, all of which are located on navigable waterways.

     The Oregon Columbia-Snake River Customs District (the "District") ranks 30th in total value of imports and 30th in total value of exports for all customs districts nationally for 2005. The District had a steady decline in exports, exceeding $10 billion in 1995 and 1996, but falling below $7 billion in 2001. Exports increased through the District through 2004, but exports declined in 2005 by almost 7%. The largest exports by value through the District include cereals (wheat and meslin), oil seeds (soybeans), inorganic chemicals (carbonates and peroxocarbonates) and rough wood, with wheat and meslin making up 27% of the total exports by value. The principal import through the ports of the District continues to be vehicles, making up over half of the imports by value. Although the early 1990's trade flow had been on the surplus side, the trade deficit has since shown a trend to increase. Customs District data do not necessarily represent products of Oregon or those that have Oregon as a final destination.

Tourism

     Oregon natural resources attract millions of visitors each year. The state has a well-deserved reputation for valuing and protecting its environment and natural beauty. Nearly four hundred miles of the spectacular Oregon Coast define its western border, where all the beaches are public by statute. With nine climate regions, Oregon offers a variety of environments from rain forest to high desert, and plateau to dormant volcanic ranges topped with glacier-covered peaks. Oregon's 233 State Parks and nine National Park Service sites are well located with the vicinity of more than 57,000 miles of streams and 5,100 lakes and reservoirs. As a result, outdoor activities abound.

     Though most visitors arrive during the summer months, Oregon boasts 13 snow sport areas that attract more than 1.5 million ski and snow enthusiasts annually. With its mild climate and wide range of cultural and recreational opportunities, Oregon is an attractive destination year-round.

     In 2004, travel spending in Oregon generated $253 million in local and state tax revenues, including room, income, and fuel taxes.

     As Oregon's economy continues to diversify, tourism plays a vital role in creating new job opportunities and strengthening local and regional revenues. In 2004, an estimated $6.9 billion was generated in Oregon by travel spending. Total travel spending has increased by an average of 5.6 percent annually since 1991. Such significant growth in Oregon's visitor industry confirms that tourism is an important component of the State's economy.

     In 2004, travel spending in Oregon generated a total (direct and secondary) impact of 127,600 jobs, with earnings of $3.2 billion.

                                 FISCAL MATTERS

An Overview of the Budget Categories

     The Oregon biennial budget is a two-year fiscal plan that balances proposed spending against expected revenues. There are four different categories of funds included in the State's budget:

     1. General Funds;

     2. Other Funds (dedicated fund);

     3. Lottery Funds; and

     4. Federal Funds.

Revenue Sources

General Fund Revenue Categories

     Taxes

     Personal Income Taxes - Individuals, estates and trusts pay this tax at rates from five to nine percent of taxable income (authorized by Oregon Revised Statutes ("ORS") chapters 314 and 316). For all Oregon taxpayers in tax year 2004 (the latest year data is available) the average effective tax rate was 5.7% of adjusted gross income.

     Corporate Excise and Income Taxes - Any corporation doing business in Oregon or having an income-producing activity within the State is subject to either a corporate excise tax or a corporate income tax on the net income of the company that is assignable to Oregon. As of March 2006, the rate is 6.6% (authorized by ORS chapters 314, 317, and 318).

     Gift and Inheritance Taxes - Prior to 2003, the minimum amount of tax due from any estate equaled the state estate tax credit calculated on a federal return (the "pick up" tax). This tax provided the State with over $116 million in revenue in the 2001-03 biennium. After 2003, the Oregon estate tax filing requirement differs from the federal requirement, and may result in an Oregon tax amount that is higher than the federal "pick up" tax amount. The inheritance tax resulted in $130.5 million General Fund revenue in the 2003-05 biennium.

     Cigarette Taxes - In a special election held September 17, 2002, Oregon voters approved an increase in cigarette taxes. The tax rate is $1.18 per pack, as of March 2006. The tax is distributed among various funds, including the General Fund.

     Insurance Taxes - Up until tax year 1997, insurers were taxed at 2.25% of premiums written in Oregon. This tax was phased out and replaced by the state excise tax and insurance retaliatory taxes. General Fund revenue for combined insurance taxes was $112.8 million for the 2001-03 biennium and $106.7 million for the 2003-05 biennium.

Charges for Services

     These charges include charges for central government services provided to agencies supported by Other Funds revenues and federal indirect cost reimbursements.

     Licenses and Fees

     These fees include state court fees and Secretary of State corporation fees. Criminal fines and assessments also provide revenue to the General Fund.

     Liquor sales Apportionment

     All liquor is sold through the Oregon Liquor Control Commission ("OLCC"), and is marked up 104% on cost. Manufacturers and/or importing wholesalers of malt beverages and wines pay a privilege tax of $2.60 per 31 gallon barrel for malt beverages, $0.67 per gallon for table wine, and $0.77 per gallon for dessert wines. Manufacturers,



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wholesalers and retailers of distilled spirits, malt beverages and wines pay license fees dependent upon the type of license or permit that range from five to 500 dollars per year. Beverages with more than 21 percent alcohol are exclusively imported by the State of Oregon. Net revenue from the sale of these beverages and from the portion of the wine and malt beverage tax that goes into the OLCC Account is available for distribution, with the General Fund receiving 56% of this revenue (authorized by ORS Chapters 471 and 472).

     Other Sources

     Other major sources of General Fund revenue include pari-mutuel receipts, severance taxes, loan repayment and interest earnings.

Other Funds Revenue Categories

     Individual Income Tax

     Oregon levies a personal income tax on individuals, estates and trusts. The computation of taxable income is based on the Internal Revenue Code of 1986 and later amendments thereto. For 2006, single filer rates are 5%, 7% and 9% for income $0-$2,750, $2,750-$6,850, and over $6,850, respectively. The amount of applicable income is doubled for joint returns. Beginning in 1993, income amounts have been indexed to conform to changes in the Consumer Price Index. The exemption credit for 2006 is $159 and is allowed for the taxpayer, spouse, and each dependent. The 2001 Legislature changed the standard deduction amounts and indexed them to inflation. For tax year 2005, they are $3,545 (joint), $1,770 (single/separate), and $2,855 (head of household), respectively.

     Beginning January 1, 2002, up to $3,250 of federal taxes are deductible from Oregon taxable income. The amount of allowable deduction increased to $3,500 for the 2003 tax year and increases annually by $500 thereafter up to a maximum of $5,500 for the 2007 tax year. Beginning in 2008 and thereafter, the change in the amount of the deduction is indexed to inflation. Estimated payments must be made on income not subject to withholding.

     Corporation Excise (Income) Taxes

     Oregon has both a corporate excise and an income tax. The excise tax is for the privilege of doing business within the State and is measured by a corporation's net income. A minimum tax of $10 is imposed. The income tax is a direct tax on income from Oregon sources. Corporations that conduct business activities in more than one state determine the Oregon net income solely on sales for tax years beginning on or after July 1, 2005. The tax rate is 6.6% of Oregon net income. The computation of taxable income is based generally on the Internal Revenue Code of 1986 and later amendments thereto.

     Tax Relief Measure

     The 1979 Legislative Assembly approved a statutory mechanism under which taxpayers could receive a tax refund if certain conditions occurred after the close of the legislative session. This statutory process was made a constitutional requirement by voters at the November 2000 General Election. If the estimated revenues from either of two General Fund revenue categories of corporate tax or all other revenues (which includes the personal income tax) is exceeded by more than 2%, a tax credit for corporations or a tax refund for individuals is extended to all taxpayers in that category (also known as the "2% kicker"). For corporations, the credit is based on the tax liability for the calendar year containing the end of the biennium (for example, 1999 liability for the 1997-99 kicker). For individuals, the refund is based on the previous calendar year's tax liability (for example, the 1998 liability for the 1997-99 kicker). The personal tax refund has been triggered seven times since 1981 and was last triggered for the 1999-2001 biennium. The corporate tax credit was last triggered in 2003-05, the sixth time that it has occurred. Under the constitutional amendment adopted in November 2000, the State may retain the kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

     Taxes - Taxes account for approximately 12% of all Other Funds revenues. Employer-employee taxes make up about 49% of the total taxes while an additional 36% is related to Highway Fund revenues through motor fuels



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and weight mile taxes. The remaining 15% of taxes is collected from miscellaneous services most of which are described below.

     Cigarette and Tobacco Taxes - Oregon voters approved in a special election held September 17, 2002 an increase in cigarette taxes. The tax rate is $1.18, as of March 2006. Cities, counties and elderly and disabled transportation programs receive an equal share of 6 cents of the cigarette tax. The tax is also distributed among the General Fund, a Tobacco Use Reduction Account ("TURA") for smoking cessation programs, and to the Oregon Health Plan.

     The tax on other tobacco products is 65% of their wholesale price except for cigars, which are capped at the lesser of 50 cents per cigar or 65% of the wholesale price. The TURA receives 4.62% of the revenue, the Oregon Health Plan receives 41.54% and the General Fund receives the remaining 53.84% of the tax revenue.

     Motor Fuels Tax and Weight Mile Tax - Consumers pay motor fuels taxes at the time of purchase at the rate of $0.24 per gallon. Commercial vehicles are assessed fees based on the declared combination of vehicle weight and vehicle classification group. Both consumer and commercial taxes are dedicated to the Highway Fund. Railroads pay an annual fee of up to 0.35 percent on gross operating revenues; in 1998, 0.267 percent was charged on revenues (authorized by ORS Chapter 824).

     Public Utilities - Regulated utilities operating within the State pay at most 0.25% of gross operating revenues in taxes (authorized by ORS Chapter 756). These taxes are collected to cover the cost of utility regulation performed by the Oregon Public Utility Commission.

     Employment Taxes - These revenues include unemployment taxes and assessments on employees and employers covered by workers' compensation insurance. The rate for the tax paid by employers to pay unemployment benefits to unemployed workers depends upon the balance in the Trust Fund as of August 31 each year, the unemployment experience of the employer and the revenue needed to maintain the balance at a level adequate to pay benefits (authorized by ORS Chapter 657).

     Additional Taxes - Additional taxes are the Severance Tax and the Forest Protection Tax.

     Licenses and Fees - Owners and operators of motor vehicles pay fees for the licensing, registration and titling of their vehicles to the Oregon Department of Transportation ("ODOT"). These monies are dedicated to the Highway Fund, the Student Driver Training Fund and the Motor Vehicle Accident Fund. Resident and nonresident anglers and hunters purchase annual or limited licenses. These moneys go to the Wildlife Fund (authorized by ORS Chapter 497).

     Other Revenues - Major portions of these revenues are collected by the Department of Higher Education and consist of auxiliary enterprise income. Income is derived from forest product sales and sales of equipment. This category also includes revenue from veterans' home loan repayments and the Oregon State Fair Commission and a few smaller sources.

Lottery Funds

     Lottery Funds comprise another significant source of money in the State's budget. About 33 percent of every dollar received from the lottery is dedicated by the Oregon Constitution to parks and natural resources and the Education Stability Fund. There are also statutory dedications and debt service payments that account for another 29 percent. The remainder has been used primarily to pay for elementary and high schools and economic development efforts. Beginning in May 2005, the Oregon State Lottery began offering slot-style games on video lottery terminals, whereas previously only poker games were available. The long-run impact of this product change is still uncertain, however, it appears that the addition of slot games has resulted in a significant increase in total video lottery sales. For the 2006 fiscal year through March 2006, video lottery sales are up 25.4 percent versus the same period in fiscal year 2005.



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Federal Funds

     The 2003-05 Legislatively Adopted Budget included $8.1 billion in federal funds, for a 21.6 percent share of the total budget. Federal funds are monies received from the federal government. The Legislative Assembly may authorize receipt of federal funds for specific purposes. Federal funds may be used to match General Fund dollars, used for specific programs, or passed through to local governments.

                          ECONOMIC AND REVENUE FORECAST

     The following is a summary of the March 2006 quarterly Economic and Revenue Forecast provided by the Oregon Office of Economic Analysis ("OEA").

Economic Forecast

     The fourth quarter 2005 initial revised estimate of job growth was a 3.4 percent annual rate over the third quarter 2005. This follows an increase of 3.2 percent in the third quarter 2005. Jobs have registered positive job gains every quarter since the third quarter of 2003. On an annual average basis, the year 2005 finished with job gains of 3.1 percent, the strongest job growth since 1997. On a calendar year-over-year (Y/Y) basis, jobs increased in the fourth quarter 2005 by 3.2 percent.

     Oregon appears to be moving along with the national economy. The housing market is quite strong but signs of some slowing are appearing, mainly in the southern part of the state. A good amount of economic activity is tied to the growing housing market as indicated through job gains in construction. The OEA expects 2006 to be a repeat of 2005, but at a slightly cooler level. As the upturn in the economy is reaching its more mature stage in the business cycle, job growth is expected to continue but at a slower pace. The outlook appears to be good with some cautionary signs lurking in the background.

     The OEA forecasts 1.1 percent growth for the first quarter of this year. Job growth may not be as strong as in 2005 but is expected to be moderately robust in 2006 with growth of 2.1 percent. Annual average job growth is forecasted to be 1.5 percent in 2007 and 1.4 percent in 2008.

     Manufacturing is expected to add jobs in 2006 with a projected annual increase of 0.7 percent. The sector is expected to follow a national trend in 2007 with a decline of 0.7 percent. The job growth trend is expected to continue in 2008 with a drop of 0.5 percent and continue in the outer years.

     Wood products had a good finish to 2005 and may see softening in 2006 with a declining rate of job growth of 1.2 percent. The job performances of 2004 and 2005 are not expected to turn back the secular decline this industry has faced since the early 1980s.

     Computer and electronic products, which contain semiconductors, are expected to follow the national outlook of declining jobs, but the rate should be less in Oregon. Job losses are forecasted at 1.6 percent in 2006, 3.4 percent in 2007, and 0.8 percent in 2008. Beyond this time, the national forecast calls for declines in this industry and Oregon's more mature high tech sector may follow suit.

     Transportation equipment has enjoyed strong years in 2004 and 2005 with low inventories and relatively low interest rates. Job growth is expected to decline during 2006 though the yearly average should still record positive job growth of
3.4 percent. Rising interest rates with continued high fuel costs may slow this sector down with jobs declining by 1.4 percent in 2007 and very mild growth of
0.2 percent in 2008.

     Metal and machinery are projected to add jobs at growth rates of 3.5 percent in 2006, 2.5 percent in 2007 and then decline by 0.2 percent in 2008.

     Private non-manufacturing jobs are expected to increase by 2.8 percent in 2006, 1.9 percent in 2007, and 1.8 percent in 2008.

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     Construction should slow slightly after a strong year in 2005. While single family residential construction may slow a little, the slack is expected to be countered by office and industrial markets plus public projects coming into 2006 and 2007. Job gains are expected to be 4.0 percent in 2006, 1.3 percent in 2007, and 1.4 percent in 2008.

     Retail trade job growth is expected to have good growth in 2006 with job increases of 2.4 percent. A similar picture is painted for wholesale trade with projected job growth of 2.5 percent in 2006. Job growth is expected to continue for retail in 2007 at 1.4 percent and in 2008 at 1.3 percent. Wholesale trade is expected to remain positive with growth of 0.6 percent in both 2007 and 2008.

     Information, which includes software publishers, was the last sector to add jobs in the business recovery with strong growth in 2005. The growth is anticipated to continue in 2006 with job gains of 2.4 percent. Job growth is expected to be 2.5 percent in 2007 and 1.9 percent in 2008.

     Professional and business services are projected to grow 3.7 percent in 2006, 3.1 percent in 2007, and 2.6 percent in 2008.

     Educational and health services have weathered the recession well. Job gains are expected to continue with increases of 3.3 percent in 2006, 3.1 percent in 2007, and 3.0 percent in 2008.

     The government sector is expected to grow 0.3 percent in 2006, and 1.2 percent in both 2007 and 2008. The majority of this growth is expected to come from the local government sector.

     Population growth is expected to be slightly higher than the U.S. average, but slower than the growth experienced in the mid-1990s. Population growth has increased from the start of this decade and is expected to continue into 2006 with an increase of 1.4 percent. Population growth is expected to continue at this higher rate with 1.3 percent in 2007 and 1.4 percent in 2008.

Forecast Risks

     Based on the Business Cycle Dating Committee of the National Bureau of Economic Research, the current U.S. economic expansion is more than four years old, entering its 52nd month in March 2005. The average duration for all expansion periods after World War II is 52 months. As unemployment rates come down and businesses employ more of their productive capacity, the business cycle moves into a mature phase of expansion. Businesses face the prospect of tighter labor markets and expanding capacity to meet demands. Expansions and further job gains still face obstacles in the near future.

     The major risks facing the Oregon economy are:

     o Geopolitical risks. Uncertainty still surrounds the transition in Iraq, tensions with North Korea and Iran, and heightened security risks all weigh heavily on businesses and consumers. Disruptions in travel, oil supplies, and consumer confidence could be severe. The drop in business activity could be deeper if this uncertainty persists or if the transition out of war goes badly for the U.S. The winding down of military expenses is not expected to greatly impact Oregon. There is also an upside risk that transition issues go more smoothly than anticipated and stability in the Middle East provide a stimulus to the economy that is stronger than forecasted.
     o Inflation and Federal Reserve Bank reactions. A growing economy with surging energy costs is a recipe for inflation. Faster inflation than forecasted may force the Federal Reserve to raise interest rates more quickly and to higher rates. This action could slow the U.S. economy and in turn slowdown the Oregon economy.
     o Falling U.S. Dollar. As the dollar depreciates against other foreign currencies, U.S. exports are promoted. Oregon's manufacturing sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products. A controlled lowering of the U.S. dollar is likely to be beneficial to the Oregon economy.

     o A sharp and major stock market correction. This would slow consumer spending. Lower stock prices could also limit the ability of businesses to raise necessary capital in the equity markets.
     o A possible collapse of the housing market. The extremely low interest rates have caused a boom in home refinancing. As this activity matures and interest rates begin to rise, the added boost to consumer spending may also slow. Any drop in home price appreciations coupled with a large drop in mortgage refinancing could slow down consumer spending. The Oregon housing market could be adversely impacted by a major housing correction in California. Continued gains in personal income are likely to be needed to keep consumer spending from falling.
     o Rising regional energy prices. More businesses may slow production and lay off workers. Natural gas prices have risen the past few months adding to production costs. Oil prices have crossed above $70 per barrel and had retreated to $67 as of the end of March 2006. A Goldman Sachs report suggests the possibility of a `super-spike', sending the price of oil over $100 per barrel. A geopolitical incident could dramatically disrupt gasoline and natural gas prices. Regionally, electricity generation may move towards natural gas powered turbine engines as demand surpasses the available capacity of hydro generation. Higher electricity prices could result from being pegged to natural gas prices.
     o Oregon Public Employees Retirement System ("PERS") and possible state and local government budget shortfalls. The Oregon Supreme Court overturned two major reforms but upheld the settlement agreement. The Court did not rule out future legislative reforms to PERS. Although the 2005-2007 biennium appears to need only small additional expenditures, state and local governments may need to increase taxes, reduce services, and/or increase bond financing in the future to cover potential unfunded liabilities for PERS. If increases in unfunded liabilities lead to increased tax rates, this could lead to a substantial negative impact on Oregon's economy. To the extent that spending cutbacks hit education and public infrastructure, the state could suffer longer-term impacts.
     o Initiatives, referendums, and referrals. The ballot box brings a number of unknowns that could have wide-sweeping impacts on the Oregon economy. The Oregon Supreme Court has upheld the land use Measure 37. This measure could bring dramatic changes to land use regulation. Claims that were on hold will start moving through the hearing process. At this time, it is uncertain as to the impacts from compensation or lifting land use restrictions.
     o The recovery for semiconductors, software, and communications could be much slower than anticipated. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.

     The major upside opportunities facing the Oregon economy are:

     o Sharp reduction of oil prices. Oil prices are being pushed above market equilibriums by disruptions stemming from political turmoil to extreme weather. Once these factors stabilize and supplies increase, oil prices could fall much further than currently anticipated.
     o Recovering business and consumer confidence. The transition out of the war in Iraq could accelerate. Rising confidence can help boost spending and hiring. Spillover effects to the stock market would reinforce the economic recovery.
     o Controlled growth of China and India. China and India may successfully manage their economies to be more stable and still strong. This should stabilize commodity price volatility while promoting Oregon exports.

     The March 2006 forecast for the next few years is a balanced look at prospects for the future. It is the State of Oregon's "base scenario" or most likely outcome of the future. Nevertheless, the risk factors described above can influence economic activity to be stronger or weaker. As of March 2006, the Office of Economic Analysis deems that the risks are not balanced; they are tilted toward more downside than upside, at least in the near term. In other words, risks are biased toward a milder growth scenario compared to the State of Oregon's baseline forecast. The risks, of course, could change going forward as conditions change and certain risk factors would have been resolved, becoming part of the baseline assumptions.

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Demographic Forecast

     The 2000 Census enumerated 3,421,399 persons in Oregon on April 1, 2000. This is an increase of 579,000 persons or 20.4 percent from the 1990 Census. Oregon's rate of growth between the two censuses was eleventh highest in the nation. In recent years, however, the population growth rate was slow due to the struggling economy. Oregon's July 1, 2005 estimated population was 3.631 million, an increase of 1.36 percent over the 2004 population, up from the nearly 1.14 percent annual growth rate since 2000. This is a strong indicator that Oregon's economy is picking up. Yet this annual growth rate is a far cry from the more than 2 percent annual rate of growth a decade ago. The state's population is expected to reach 3.935 million in the year 2011, with an annual rate of growth around 1.35 percent.

     During the 2005-2011 period, growth in all age groups is projected to show the effects of the baby-boom generation, migration of the working age population and elderly retirees, and demographics impacted by the depression-era birth cohort. After a period of expected slow growth, the elderly population (65+) growth is projected to pick up speed as the baby-boom generation starts to enter this age group. The annual growth of the elderly population is expected to approach 2.7 percent by 2011. The youngest elderly (aged 65-74) is expected to grow at an extremely fast pace as the baby-boom generation enters the retirement age. The elderly aged 75-84 should shrink in number as this group will be dominated by the depression-era birth cohort. The oldest elderly (85+) is projected to continue to grow at a moderately high rate due to the combination of cohort change, continued positive net migration, and improving longevity.

     As the baby boom generation matures, once fast paced growth of population aged 45-64 is expected to gradually taper to below 1.3 percent rate by 2011. The young adult population, the 18-24 age group, is projected to grow at an average of below 1 percent annually, considerably slower than the rate averaging 1.4 percent between 2000 and 2004. This could ease the pressure on public spending on college education. Children under the age of 5 are projected to grow moderately at 1 percent rate. The K-12 population, the 5-17 age group, is expected to show very slow growth which in turn may translate into slow growth in school enrollments. The 25-44 age group population has shown signs of reversing the trend after several years of decline due to exiting baby-boom cohort. This age group has seen positive growth starting in the year 2003 and should approach 1.5 percent annual growth by the year 2011.

Revenue Forecast

     The latest forecast for 2005-2007 General Fund revenues totals $11,993.1 million, a $339.0 million increase over the December 2005 forecast. The robust recovery in personal and corporate income tax collections following the 2001 recession is continuing longer than previously expected, and is primarily responsible for revisions to the overall revenue forecast. Since the forecast as of the close of the 2005 session, the forecast for General Fund revenues for the current biennium has increased $666.4 million.

     State agencies had until December 31, 2005 to expend funds appropriated for the 2003-2005 biennium. With expenditures for the prior biennium final as of June 13, 2006, the 2003-2005 ending balance carried forward into the current biennium is $308.5 million. Added to projected revenues, this brings total available resources to $12,301.6 million. Excluding legislatively enacted expenditures, the projected balance for the 2005-2007 biennium is $807.9 million.

     Total expected General Fund revenues for 2007-2009 amount to $12,616.1 million, a 5.2 percent increase from the 2005-2007 biennium. General Fund revenues are expected to reach $14,838.1 million in 2009-2011, a growth of 17.3 percent that may be inflated due to the "kicker" in the prior biennium.

     The forecast for lottery earnings for the 2005-2007 biennium is $996.7 million, an increase of $32.9 million from the December 2005 forecast. Total available lottery resources, including interest earnings and transfers from other funds, equals $1,001.9 million. Compared to the 2005 Close of Session forecast, total resources are up $68.7 million for the biennium.

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     For 2007-2009, earnings are expected to reach $1,114.3 million, while total available resources equal $1,163.9 million. Earnings and available resources during the 2009-2011 biennium are expected to total $1,223.5 million and $1,228.0 million, respectively.

                        DEBT AUTHORITY AND BOND ISSUANCE

Authorization

     A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval of a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the State may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislature has the right to place limits on general obligation bond programs that are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide value of taxable property. Revenue bonds usually are limited by the Legislature to a specific dollar amount.

     In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBs") and Oregon Facilities Authority ("OFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets clearly defined development objectives. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide State funds to secure the bonds.

     OFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses and for the construction and financing of facilities for such uses. The Authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which the projects were financed.

     The Treasurer on behalf of the State may also issue federally taxable bonds in those situations where securing a federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance" refunding bonds; approve the execution of financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislature for such payment. The principal amount of such financing agreements is treated as bonds subject to maximum annual bonding levels established by the Legislature under ORS 286.505 to 286.545.

Oregon School Bond Guaranty Program

     Article XI-K of the Oregon Constitution authorizes the State to guaranty the general obligation bonded indebtedness of qualified Oregon school districts, education service districts and community college districts. The Article further authorizes issuance of general obligation bonds to provide funds, if needed, to satisfy the guaranty, provided the amount of state bonds issued and outstanding to cover such guaranteed debt may not exceed 0.5% of the true cash value of all taxable property in the State at any one time. As of March 2006, the State has not issued any bonds pursuant to this authorization; however, it guarantees bonds outstanding of approximately $1.8 billion.

Tax Anticipation Notes

     Throughout the biennium, the General Fund experiences regular mismatches in the timing of revenue receipts and required expenditures. The State has used interfund borrowings in the past to correct these mismatches. The Legislative Assembly, convened in special session on February 8, 2002, authorized Tax anticipation notes as short-

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term borrowing tool to help manage the State's cash. Tax anticipation notes are full faith and credit obligations of the State, to which the State pledges all available funds. The State anticipates continuing to issue tax anticipation notes as part of its cash management program.

Oregon Appropriation Bonds

     After an approximately $2 billion decline in revenues during the 2001-2003 biennium, the Legislative Assembly authorized the issuance of Oregon Appropriation Bonds to pay for education, human services and other expenditures and to provide a beginning General Fund balance for the next biennium. In April 2003, the State issued approximately $430 million in Oregon Appropriation Bonds. It was the Legislative Assembly's intention to use payments to the State under the Master Settlement Agreement entered into with the major tobacco companies to pay the debt service on the bonds. The bonds, however, are appropriation credits and payment is subject to an appropriation by the Legislative Assembly in each biennium. The State does not have authority to issue more of these bonds.

Pension Obligation Bonds

     The State is authorized under Article XI-O of the Oregon Constitution to issue general obligation bonds in an amount not to exceed one percent of the real market value of property in the State to finance the State's pension liabilities. The proceeds from the bonds were used to pay the state's portion of its actuarially unfunded pension liability to the Public Employees' Retirement System. The bonds are repaid with payments from state agencies equal to the amount the agencies would have paid as their employer contributions to the retirement system. In October 2003, the State issued approximately $2.1 billion in pension obligation bonds.

                                   LITIGATION

Claims Against the State of Oregon Exceeding $50 Million

American Trucking v. Oregon Department of Transportation

     The American Trucking Associations, Inc., CRST. Inc. and USF Reddaway, Inc. filed a complaint against the Oregon Department of Transportation alleging that the State's Weight Mile Tax system treats certain classes of truck transportation differently than others in violation of the Oregon and United States constitutions. In Oregon, the operators of trucks that weigh over 26,000 pounds generally pay a tax based on the amount of weight their trucks haul and the distance they travel in Oregon.

     Operators of trucks carrying certain types of commodities may elect to pay a flat fee designed to approximate a truck's mileage tax liability, instead of the regular weight mile tax. Part of the remedy sought by the plaintiffs is a refund of taxes paid since January 1, 2000.

     It is difficult to predict the outcome of this case given the complex nature of the constitutional issues involved. Trial was held in December 2001. The only issue addressed in the trial was whether the tax is lawful or not. The trial court ruled that the tax is lawful. The plaintiffs appealed the ruling. In April 2004, the Oregon Court of Appeals held that the flat fee option violates the commerce clause of the United States Constitution. The Oregon Supreme Court, however, ruled in December 2005 that the tax is constitutional. The time for plaintiffs to seek reconsideration by the Oregon court has expired. The plaintiffs, however, have petitioned the United States Supreme Court for review of the Oregon court's decision and consideration of the tax under the United States Constitution. The Court has not yet indicated whether it will accept the appeal.

     If the tax is finally determined to be unlawful, the amount of liability that may be imposed in the form of a refund will be addressed in a later trial. If the plaintiffs prevail on appeal, the Department of Transportation estimates the maximum worst case refund liability for 2000 through May 2004 to be approximately $164 million. The Department of Transportation further estimates that the maximum refund liability for any years after 2004 would not exceed $15 million per year. The State, however, believes it has strong arguments to reduce the amount of or to avoid potential liability to the General Fund. Under current law, any refund amount may be payable from the State's General Fund under the State's general tax refund statutes. The Legislative Assembly, however, may determine in the future from what fund a return, if any, would be paid.

Tobacco Cases

Estate of Williams, Estate of Schwarz v. Philip Morris, Inc.

     The State and Philip Morris, Inc., together with a number of other states and U.S. territories and tobacco manufacturers, are parties to a Master Settlement Agreement (the "MSA"). Under the terms of the MSA, the State expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion by the year 2025.

     Separate tort actions were filed in the State circuit court against Philip Morris on behalf of two decedents claiming their deaths from tobacco-related causes were due to the actions of Philip Morris. The plaintiffs prevailed in the trial court. The estate of Schwarz was awarded approximately $100 million in punitive damages. The estate of Williams was awarded approximately $80 million in punitive damages.

     By statute, the State is entitled to 60% of all punitive damages awards. The constitutionality of that statute has been upheld by the Oregon Supreme Court. The constitutionality of the statute under federal law, however, may still be challenged in another proceeding. In that event, the State has indicated that it will continue to defend the constitutionality of the statute. Philip Morris appealed the award in Williams to the Court of Appeals and then to the Oregon Supreme Court. Both courts upheld the award. Philip Morris then appealed the Williams case to the United States Supreme Court, which set aside the punitive damages and remanded the case back to the State courts for further consideration. On remand, the Court of Appeals and the Oregon Supreme Court again held that the original punitive damages award of $80 million was correct and constitutional. Philip Morris has filed another appeal to the United States Supreme Court, and the United States Supreme Court has accepted review.

     The company appealed the Schwartz decision to the Oregon Court of Appeals. On May 17, 2006, the Court of Appeals issued its decision, holding that an instruction given to the jury with respect to the awarding of punitive damages was erroneous. The court vacated the punitive damages award and remanded the case back to the trial court for a new determination of the amount of punitive damages.

     Philip Morris has notified the State that, if it must pay punitive damages in the Oregon cases, and if part of the award is payable to the State, it intends to treat any such payment to the State as a release of, or an offset against, moneys payable to the State under the MSA. If the company's appeal in the Williams case is denied, the State may receive approximately $48 million (plus accrued interest on such amount at the rate of 9% per annum) as part of the punitive damages award from that case. In that event, Philip Morris has indicated that the State would receive correspondingly less under the MSA. Any amount offset by Philip Morris would match the punitive damages received by the State. The State disagrees with Philip Morris's position and intends to dispute any future release or offset of moneys owed under the MSA. The dispute between the State and Philip Morris regarding the punitive damages offset has been assigned to a judge in the Multnomah County Circuit Court. The court, however, has reinstated a stay in the case pending final decisions in the Schwarz and Williams cases.

Non-Participating Manufacturer Claims

     Under the MSA, there is a non-participating manufacturers' adjustment ("NPM Adjustment") that operates to reduce the payments of the participating manufacturers ("PMs") under the MSA in the event that the PMs incur losses in market share to non-participating manufacturers ("NPMs") during a calendar year as a result of the PMs' participation in the MSA. Three conditions must be met to trigger an NPM Adjustment for one or more Settling States: (1) the aggregate market share of the PMs in any year must fall more than 2% below the aggregate market share held by those same PMs in 1997 (a condition that has existed for every year since 2000), (2) a nationally recognized firm of economic consultants must determine that the disadvantages experienced as a result of the provisions of the MSA were a significant factor contributing to the market share loss for the year in question, and (3) the Settling States in question must be proven to not have diligently enforced their Model Statutes.

     Each of the three original PMs notified the Settling States that, in connection with the market share loss for calendar year 2003, they are seeking an NPM Adjustment. In March 2006, the economic consultants hired to make the significant factor determination, the Brattle Group, announced its proposed decision that the operation of the provisions of the MSA was a significant factor contributing to the market share loss related to 2003.

     The NPM Adjustment is applied to the subsequent year's annual payments and the decrease in total funds available as a result of the NPM Adjustment is then allocated on a pro rata basis among those Settling States that have been found
(i) to have not diligently enforced their Model Statutes, or (ii) to have enacted a Model Statute or Qualifying Statute (an "NPM Statute") that is declared invalid or unenforceable by a court of competent jurisdiction. The State of Oregon enacted an NPM Statute and believes that it has been diligently enforcing that statute. The diligence of any state's enforcement efforts, including Oregon's, has not been considered by any court. In April 2006, some of the PMs paid part of their annual MSA payments to an escrow account for disputed amounts instead of to the states. As a result, Oregon received approximately $8 million less than its anticipated April 2006 payment of $75 million. It is possible that the PMs could withhold more from the State's payments in the future. The State intends to refute vigorously any claims that it has not diligently enforced its NPM Statute. On April 23, 2006, the State filed suit in Oregon's Multnomah County Circuit Court against the PMs. Its complaint asserts that the State is entitled to the full amount of MSA payments because the State enacted, and has diligently enforced, its NPM Statute. Several other states have also filed suits.

Cases Challenging Expenditure Reductions

     A number of cases have been filed against the State seeking injunctive relief to prevent from taking effect certain expenditure reductions that were enacted by the Legislature as a result of the decline in General Fund revenues over the 2001-2005 biennia. The cases challenge various expenditure reductions that have been made by the Legislature to education, the court system and social services programs that provide, among other things, prescription drugs under the Oregon Health Plan, residential care facilities for the mentally ill, outpatient mental health and chemical dependency services, general assistance payments from the State and payments to medically needy persons. Collectively, if all of the plaintiffs prevailed, the State would be required to allocate approximately $200 million for the challenged program cuts. The State believes it is unlikely that all of the plaintiffs will prevail. It is difficult to determine with certainty the amount of General Fund resources the State may be required to allocate as a result of these lawsuits. It is likely that if further expenditure reductions go into effect, additional lawsuits will be filed with respect to other programs that are paid for from the State's General Fund.

Challenges Related to PERS

     Several Oregon employees have filed lawsuits challenging the 2003 PERS reform legislation. The 2003 PERS reform legislation, among other things, provided that Tier One members would receive the PERS assumed annual interest rate (8% as of March of 2006) on their accounts over the length of the members' service rather than on an annual basis; redirected employee contributions to a new retirement account plan; blocked further contributions to members' variable account; and mandated updating of the actuarial tables used to calculate benefits. In July 2003, a number of Oregon public employees filed challenges to the 2003 PERS Legislation in federal district court and the Oregon Supreme Court. The lawsuits allege that the 2003 PERS Legislation violates PERS-covered employees' contractual rights under both the U.S. and State constitutions. In August 2004, a federal district court judge upheld the 2003 PERS Legislation as lawful under the U.S. Constitution. The plaintiffs in that case have appealed, and the case is pending before the Ninth Circuit Court of Appeals. In March 2005, the Oregon Supreme Court ruled on the cases filed in the Oregon Supreme Court (the "Strunk Decision"). The court held that Tier One members must continue to receive the PERS assumed annual interest rate on their existing accounts and that cost-of-living adjustments for current retirees could not be suspended. The court rejected all other challenges to the 2003 PERS Legislation. Several other cases remain pending in the Oregon circuit courts and may be governed by the Strunk Decision.

     The 2003 PERS Legislation also provided a statutory remedy to a prior case, known as the City of Eugene case, which was brought in circuit court on behalf of certain local government public employers. In the City of Eugene case, the trial court ruled, among other things, that the Public Employees Retirement Board ("PERB") had credited too much in 1999 earnings to member accounts and had not properly funded reserves, leading to certain retirees receiving excessive benefits. In an effort to address the trial court's ruling, the 2003 PERS reform legislation suspended cost of living increases to retirees until excess benefit payments were off-set and provided that any excess amounts paid were to be classified as administrative expenses chargeable against future earnings of non retired members' accounts. Some public employees filed an appeal in the City of Eugene case to the Oregon Supreme Court. After the trial court's judgment, the parties' appeals, and the 2003 PERS reform legislation, the PERS Board and various public employers entered into a settlement agreement in which the PERS Board agreed, in general, to comply with the trial court's judgment, as modified by the terms of the 2003 legislation. On August 11, 2005, the Oregon Supreme Court issued a ruling in City of Eugene dismissing the appeals that challenged the trial court's decision as moot as a result of the 2003 PERS legislation, the Strunk Decision and the settlement agreement. There are cases in the circuit courts that were stayed pending the City of Eugene decision that may be activated because the court's decision did not resolve all of the issues pending in those cases. Additional lawsuits have been filed challenging the settlement and the board's actions. The appellants in the City of Eugene case have asked the Oregon Supreme Court to reconsider its decision. The court has not yet granted or denied the request.

     The PERB decided at its September 2005 meeting to implement the City of Eugene decision by, among other things, recovering the amounts overpaid to retirees due to the over-crediting of earnings for the year 1999. The methodology to recover those amounts will vary depending on the circumstances and preferences of individual retirees. A class action lawsuit has been filed on behalf of the affected retirees, however, seeking to prevent repayment of the over-crediting from retirees. The amount at issue is approximately $800 million. If the court finds in favor of the retirees, PERS will be required to account for the overpayment from another source of funding that is as yet undetermined.

     The December 31, 2004 estimate of the PERS system-wide unfunded actuarial liability ("UAL") takes the decisions in Strunk and City of Eugene into account and indicates that the amount State agencies must pay into the PERS fund may increase. The amount of the UAL, however, may also increase or decrease due to other factors, including the investment performance of the PERS fund, the use of reserves, potential changes to system valuation methodologies and assumptions, and the outcome of the federal cases and other cases challenging the Legislature's and PERB's actions. In the federal case, if the Ninth Circuit reverses the trial court, those portions of the 2003 PERS reform legislation that were upheld by the Oregon Supreme Court in the Strunk Decision under the Oregon Constitution would be overturned under the U.S. Constitution. The State believes, however, that there are strong arguments for upholding the trial court's decision in the federal case.

School Funding Case

     On March 21, 2006, a group of school districts and students filed a lawsuit against the State in Multnomah County Circuit Court, Pendleton School District 16R et al. v. State of Oregon. The plaintiff's claim that the Legislature's funding of public K-12 education is inadequate under Article VIII, sections 3 and 8 of the Oregon Constitution. Section 3 requires the Legislature to establish a system of common schools. Section 8, adopted in 1999 through an initiative, provides in part that "[t]he legislature shall appropriate in each biennium a sum of money sufficient to ensure that the state's system of public education meets quality goals established by law, and publish a report that either demonstrates the appropriation is sufficient or identifies the reasons for the insufficiency . . . ." The Legislature has enacted a number of statutory goals for the State's public education system. The Governor also created the Oregon Quality Education Commission. The commission is charged with determining the amount of moneys sufficient to ensure that the State's system of K-12 education "meets the quality goals." In 2002 and 2004, the commission issued reports that recommended funding levels that were, respectively, $1.4 and $1.8 billion higher than the amount appropriated by the Legislature.

     The plaintiffs have asked the court to declare (i) that the Legislature must appropriate a sum sufficient to maintain an adequate school system and to fund the statutory quality goals and (ii) that the Legislature failed to appropriate sufficient moneys for the 2005-2007 biennium. Plaintiffs have also requested that the court require the Legislature to appropriate moneys for the current biennium to meet the quality goals. The State disagrees with the plaintiffs' interpretation of the constitution and intends to defend vigorously the Legislature's funding levels. During its April 2006 special session, the Legislature appropriated an additional $42.4 million for K-12 education. During the regular session that will convene in January 2007, the Legislature has the power, if it chooses, to revise the quality goals, increase funding, or both. It is too early in the litigation for the State to have fully investigated and evaluated the claims, the potential range of defenses, and any actions that may be taken in response to an adverse decision by the court. Therefore, at this time the State cannot predict the potential impact of this case to the General Fund.

Pro Se Cases

     There are also several pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of the State having to pay anything in any of these cases is negligible.

                                    * * * * *

                            RATING AGENCIES' ACTIONS

     As of August 2006, Fitch, Moody's and Standard & Poor's rated the State's general obligation, respectively, AA-, Aa3- and AA-. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State's municipal obligations.

                            ADDITIONAL CONSIDERATIONS

     Oregon municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Oregon state personal income taxes. Accordingly, the fund's investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

                                                                      APPENDIX C

                        ADDITIONAL INFORMATION CONCERNING
                       PUERTO RICO MUNICIPAL OBLIGATIONS

     The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico ("Puerto Rico" or the "Commonwealth") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based primarily on information from official statements relating to offerings of Puerto Rico issuers and other reports publicly issued by the Commonwealth or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer.

                                    OVERVIEW

     Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,808,610 in 2000. Puerto Rico's political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as is exercised by the state governments of each of the fifty states over their respective internal affairs, with similar separation of powers among the executive, legislative and judicial branches. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

     The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue or guarantee. The Commonwealth's policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

     Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico ("Government Development Bank"). The Department of the Treasury is responsible for collecting most of the Commonwealth's revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth's budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

                                     ECONOMY

General

     The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

     The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and results of the economy of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. In the fiscal year 2005 (which ended on June 30, 2005), the Commonwealth's gross product (preliminarily, in current dollars) was $53.4 billion, and personal income per capital (preliminarily, in current dollars) was $12,502. During fiscal year 2005 (from July 1, 2004 to June 30, 2005) approximately 83% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico's imports. Consequently, the recession in the United States in 2001, and the subsequent recovery, was also reflected in the Puerto Rico economy, although to a lesser degree.

Forecast for Fiscal Year 2007

     The real gross national product forecast of the Puerto Rico Planning Board (the "Planning Board")for fiscal year 2007, which was revised in January 2006, projected an increase of 2.5%, or 5.9% in current dollars. Personal income was also expected to grow by 2.4%, or 5.8% in current dollars. Since that release, however, several key economic figures have begun to indicate a slowdown in the economy and, accordingly, in July 2006, the Planning Board lowered its fiscal year 2007 real gross national product growth forecast to 0.6%, or 4.9% in current dollars. Factors affecting the economy include the effect of increases in the price of oil and the adverse economic impact of the Commonwealth's fiscal crisis.

Forecast for Fiscal Year 2006

     The Planning Board's real gross national product forecast for fiscal year 2006, which was revised in January 2006, projected an increase of 2.2%, or 5.8% in current terms. This real gross national product forecast, however, was lowered prior to July 2006 to 1.2%, or 6.6% in current dollars, due to the effects of several key variables. Among the variables contributing to the Planning Board's downward revision in the forecast are the persistent high levels of oil prices, the upward trend in short-term interest rates, the depreciation of the dollar (which affects the value of imports from foreign countries, accounting for approximately 50% of total imports to Puerto Rico), and the deceleration of public investment due to the Commonwealth's budget deficits (which served, together with other factors, to reduce activity in construction and other sectors). The persistent high level of the price of oil and its derivatives (such as gasoline) has served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth's dependence on oil for power generation and gasoline, the high level of oil prices will account for an increased outflow of approximately $1 billion in fiscal year 2006. The upward trend in short-term interest rates has also directly affected construction activity, which has been a major contributor to economic growth in recent years, and accentuated the fiscal difficulties of the Commonwealth's government with respect to the fiscal year 2006 budget deficit.

     According to the Department of Labor and Human Resources Household Employment Survey (the "Household Survey"), total employment for fiscal year 2006 averaged 1,253,000, an increase of 1.3% when compared to 1,238,000 for fiscal year 2005. The driving force of total employment is self-employment. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005. The average annual unemployment rate for fiscal year 2006 increased due to the partial government shutdown in May 2006. This partial government shutdown, which coincided with the dates during which the Household Survey data are collected, caused the unemployment rate for May 2006 to increase to approximately 20%.

Fiscal Year 2005

     The Planning Board's preliminary reports of the performance of the Puerto Rico economy during fiscal year 2005 indicate that the economy registered an increase of 2.0% in real gross national product. Nominal gross national product was $53.4 billion in fiscal year 2005 ($44.9 billion in 2000 prices), compared to $50.4 billion in fiscal year 2004 ($44.0 billion in 2000 prices). This represents an increase in nominal gross national product of 5.9%. Aggregate personal income increased from $45.9 billion in fiscal year 2004 ($43.0 billion in 2000 prices), to $48.8 billion in fiscal year 2005 ($44.1 billion in 2000 prices), and personal income per capita increased from $11,819 in fiscal year 2004 ($11,072 in 2000 prices), to $12,502 in fiscal year 2005 ($11,304 in 2000 prices).

     According to the Household Survey, total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to 1,205,600 for fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%, a decrease from 11.4% for fiscal year 2004.

Economic Development Program for the Private Sector

     The Commonwealth's economic development program for the private sector is now focused on initiatives aimed at producing a more diversified and sustainable economic development. The three principal elements of these initiatives are the following: (i) the promotion of foreign investment focused on life sciences and communications and information technology; (ii) the promotion of local entrepreneurial investment that builds upon the Commonwealth's competitive advantages in, among other areas, life sciences, tourism, commerce, and services; and (iii) investment in infrastructure and human capital to complement the promotion of foreign and local investment and focus on the current and future needs for human capital.

Puerto Rico Tax Incentives

     One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes.

     In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (the "1998 Tax Incentives Act"), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally manufactured recycled product.

Reduction of the Costs of Doing Business

     The Commonwealth believes that, to make Puerto Rico more competitive and foster investment, it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and
(iii) create a multi-agency task force to expedite critical projects in the life sciences sector. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner.

Federal Tax Incentives

     In connection with the phase-out of Sections 30A and 936 of the U.S. Internal Revenue Code of 1986, as amended (the "U.S. Code"), the United States Senate requested the Joint Commission on Taxation ("JCT") and the

United States Government Accountability Office ("GAO") to study the economic impact of such phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code have converted from United States corporations to Controlled Foreign Corporations ("CFCs"), thus lessening the impact of the phase-out of those sections. As of July 2006, the United States Congress is considering legislation that would extend to production activities that take place in Puerto Rico the benefit of section 199 of the U.S. Code, which provides a three-point reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

Employment and Unemployment

     The number of persons employed in Puerto Rico during fiscal year 2005 averaged 1,237,600, a 2.7% increase from 1,205,600 in fiscal year 2004. Unemployment, although at relatively low historical levels, remains above the United States average. The average unemployment rate decreased from 11.4% in fiscal year 2004 to 10.6% in fiscal year 2005. The number of self-employed individuals represents around 17% of civilian employment in Puerto Rico, more than double the level in the United States.

Economic Performance by Sector

     From fiscal year 2001 to fiscal year 2005, the manufacturing and services sectors generated the largest portion of gross domestic product. The three sectors of the economy that provide the most employment are manufacturing, services and government.

Manufacturing

     Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2005 manufacturing generated $33.1 billion or 40.4% of gross domestic product. During fiscal year 2006, payroll employment for the manufacturing sector was 112,074, a decrease of 4.9% compared with fiscal year 2005, with most of the job losses occurring in labor-intensive industries. Most of the island's manufacturing output is shipped to the United States mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The United States minimum wage laws are applicable in Puerto Rico. As of December 2005, the average hourly manufacturing wage rate in Puerto Rico was 66.8% of the average mainland United States rate.

     Total employment in the manufacturing sector decreased by 12,726 from fiscal year 2002 to fiscal year 2006. This reduction in manufacturing employment was coupled with a significant increase in manufacturing productivity and investment as shown by the expansion in real manufacturing output and in the growth of exports. Most of the decrease in employment has been concentrated in labor intensive industries, particularly apparel, textiles, tuna canning, and leather products.

Services

     Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2001 and 2005, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 4.9%, while payroll employment in this sector increased at an average annual rate of 1.1%. It should also be noted that in the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors.
For example, in fiscal year 2003 the number of self-employed individuals was 180,464, out of which 46.0% were in the service sector and 10.5% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

     The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2005, services generated $32.3 billion of gross domestic product, or 39.4% of the total. Services employment grew from 516,135 in fiscal year 2001 to 547,057 in fiscal year 2005 (representing 52.5% of total non-farm payroll employment). This represents a cumulative increase of 6.0% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2001 to 2005, as measured by gross domestic product. From fiscal year 2001 to 2005, gross domestic product increased in wholesale and retail trade from $8.3 billion to $10.4 billion, and in finance, insurance, and real estate from $11.3 billion to $13.6 billion. There are sixteen commercial banks and trust companies operating in Puerto Rico as of July 2006. Total assets of these institutions as of December 31, 2005 were $109.1 billion. As of December 31, 2005, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $74.1 billion.

Hotels and Related Services - Tourism

     During fiscal year 2005, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,842,400, an increase of 3.1% over the number of persons registered during the same period in fiscal year 2004. The number of non-resident tourists registered in tourist hotels during fiscal year 2005 increased 2.8% compared to fiscal year 2004 due to new hotel rooms opened in 2005. Hotel rooms available during fiscal year 2005 increased 5.3% compared to fiscal year 2004. The average number of rooms rented in tourist hotels increased 3.1% during fiscal year 2005 compared to fiscal year 2004. The average occupancy rate in tourist hotels during fiscal year 2005 was 70.8% compared to 72.4% for fiscal year 2004. The decrease in the occupancy rate in tourist hotels during fiscal year 2005 was due to the addition of new hotel rooms.

     During the first six months of fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 903,700, an increase of 1.1% over the number of persons registered during the same period in fiscal year 2005. The average occupancy rate in tourist hotels during the first six months of fiscal year 2006 was 66.6%, compared to 68.1% during the same period in fiscal year 2005. The average number of rooms rented in tourist hotels increased 2.1% during the first six months of fiscal year 2006 compared with the same period during fiscal year 2005. The average number of rooms available in tourist hotels increased 4.3% during the first six months of fiscal year 2006 compared to the same period in fiscal year 2005.

Government

     The government sector of Puerto Rico plays an important role in the economy. The fiscal year 2005, the government accounted for $8.3 billion of Puerto Rico's gross domestic product, or 10.2% of the total. The government is also a significant employer, providing jobs for 309,594 workers, or 29.7% of total non-farm payroll employment in fiscal year 2005.

     On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities began to negotiate the economic and non-economic terms of at least forty collective bargaining agreements. The results of these negotiations could have a material impact on the General Fund.

     On May 1, 2006, certain non-essential services offered by government agencies and departments, including public schools, were suspended in connection with the Commonwealth's attempt to address its budget deficit for fiscal year 2006. Approximately 95,000 public employees were granted a two-week leave of absence.

Transportation

     Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island's leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayaguez, Ponce, Vieques, and Yabucoa.

     As of July 2006, Luis Munoz Marin International Airport is served by 25 United States and international airlines. At present, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the United States. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major United States airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

     The island's major cities are connected by a modern highway system, which, as of December 31, 2004, totaled approximately 4,608 miles. The highway system comprises 379 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,041 miles of tertiary highways and roads serving local, intra-regional traffic.

     The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well.

     The Port of the Americas Authority ("PAA") is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port which is expected to be completed by the end of calendar year 2007. Completion of this second phase will provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units ("TEU"). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is 60% complete, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded on April 20, 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

Construction

     Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity. During the period from fiscal year 2001 through fiscal year 2005, however, real construction investment decreased 0.9%. This decline is relatively small when compared to the high levels of construction activity recorded in prior fiscal years. The total value of construction permits increased 21.2% during the same five fiscal year period.

     Total construction investment for fiscal year 2005 decreased (in real terms) by 0.6% due principally to the reduction in construction related public projects. For fiscal years 2006 and 2007, the Planning Board forecasts construction investment increases (in real terms) of 0.5% and 1.3% for each year. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction, however, could be negatively affected by the Commonwealth's fiscal difficulties.

     During the first ten months of fiscal year 2006, the number of construction permits and the total value of construction permits decreased 0.9% and 5.5%, respectively, compared to the same period in fiscal year 2005. The total sales of cement, including imports, decreased 0.5% during the first eleven months of fiscal year 2006 compared to the same period in fiscal year 2005.

Agriculture

     The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2005, gross income from agriculture was $803.1 million, a decrease of 0.6% compared with fiscal year 2004. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, and other products. During fiscal year 2005, fruits, starchy vegetables, and ornamental plants contributed a higher percentage of the sector's income than in the previous fiscal year.

     Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

     During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher wage, higher technology industries became more prominent in Puerto Rico. More recently, employment in the services sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing proportion of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase.

     The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University's total enrollment for academic year 2004-2005 was approximately 67,053 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

     In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions have a current enrollment of approximately 138,700 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

     One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico's Industrial



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


Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

     Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act.

     The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Companies qualifying thereunder can benefit from income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, the 1998 Tax Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

Tourism Incentives Program

     For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (the "Tourism Incentives Act"), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

Incentives under the U.S. Code

     United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

     The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

     As a result of amendments to Section 936 of the U.S. Code made in 1996 (the "1996 Amendments"), the tax credit was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

Controlled Foreign Corporations

     Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations ("CFCs"). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemptionhas received notification from numerous corporations that have converted part or all of their operations toCFCs. These include most of the major pharmaceutical, instrument and electronics companies manufacturing in Puerto Rico.

                                      DEBT

Public Sector Debt

     Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

     Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter "internal revenues") in the two fiscal years preceding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service.

     All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody's and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law ("non-eligible investments")). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

     Future maximum annual debt service for the Commonwealth's outstanding general obligation debt is $691,675,575 in the fiscal year ending June 30, 2020 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, which are also variable rate bonds, bear interest at 12% per annum). This amount ($691,675,575) is equal to 8.53% of $8,113,386,000, which is the average of the adjusted internal revenues for the fiscal year ended June 30, 2005 and the estimate for such revenues for the fiscal year ended June 30, 2006. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.18% and future maximum annual debt service for the Commonwealth's outstanding general obligation debt would be $663,825,275 in the fiscal year ending June 30, 2020. Debt service for the PRASA guaranteed bonds of $30,120,768 was paid by PRASA during fiscal year 2006 (including, for this purpose, debt service payments due and paid on July 1, 2006) and, thus, is no longer included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund and such debt service would be included in the calculation of the 15% debt limitation.

     The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

     Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. The Government Development Bank for Puerto Rico ("GDB"), as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Ratings of Commonwealth General Obligation Bonds

     In May 2005, Moody's Investors Service ("Moody's") and Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), each announced downgrades to the Commonwealth's general obligation debt rating. Moody's and S&P lowered their respective ratings on the Commonwealth's general obligation debt from "Baal" to "Baa2" and from "A-" to "BBB." Among the reasons given by the rating agencies for the reduction in the ratings were the concern for the Commonwealth's financial performance, particularly the structural imbalance in its budget, the low funding ratio of the Employees Retirement System of the Commonwealth and its instrumentalities (the "Employees Retirement System"), the uncertainty surrounding the approval of a budget for fiscal year 2006 and the availability of additional recurring revenue sources.

     On March 22, 2006, S&P placed the Commonwealth's rating on CreditWatch with negative implications as a result of the Commonwealth's anticipated budget deficit for fiscal year 2006, slow progress on tax and fiscal reform and the apparent political impasse regarding these measures.

     On July 20, 2006, S&P confirmed its "BBB" and "BBB-" rating on the Commonwealth's general obligation debt and appropriation debt, respectively, and removed the rating from CreditWatch with negative implications, where it had been placed on March 22, 2006. S&P removed the Commonwealth from CreditWatch as a result of the recent approval of a 7% sales tax, the adoption of a $9.48 8 billion budget for fiscal year 2007, and the development during fiscal year 2007 of a government-restructuring plan to realign government agencies and curb operating expenditure growth. S&P, however, maintained its negative outlook based on the Commonwealth's history of lax expenditure and budget controls, which may offset the revenue flexibility provided by the recently adopted tax reform.

     On February 24, 2006, Moody's placed the Commonwealth's general obligation rating of "Baa2" on its Watchlist for review and possible downgrade. Moody's also placed on its Watchlist all other bonds issued by various Commonwealth instrumentalities whose credit is directly or indirectly linked to that of the Commonwealth. On May 2, 2006, Moody's issued a report in response to the partial shutdown of the Commonwealth's government. In the report, Moody's stated that a prolonged political stalemate with respect to the resolution of the Commonwealth's budget deficit for fiscal year 2006 will have negative ratings implications.

     On May 8, 2006, Moody's downgraded the Commonwealth's general obligation and appropriation bond ratings from "Baa2" to "Baa3" and from "Baa3" to "Bal," respectively, and kept the ratings on Watchlist for possible further downgrades. Moody's action reflected the Commonwealth's strained financial condition, ongoing

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political conflict and lack of agreement regarding the measures necessary to end the government's multi-year trend of financial deterioration.

     On July 21, 2006, Moody's confirmed its "Baa3" and "Bal" rating on the Commonwealth's general obligation debt and appropriation debt, respectively, and removed the ratings from Watchlist with negative implications, where it had been placed on February 24, 2006. The confirmation of the Commonwealth's debt rating reflected recent passage of tax and fiscal reform legislation. However, Moody's outlook remained negative due to potential for continued fiscal strain and political conflict as the tax and fiscal reform, including the new sales tax, are implemented.

     As of July 2006, the Commonwealth had been assigned a negative ratings outlook by each of the rating agencies.

Commonwealth Guaranteed Debt

     As of March 31, 2006, $2.88 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $219.5 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2036. No payments under the Commonwealth guaranty have been required to date for bonds of the Public Buildings Authority.

     As of March 31, 2006, $267 million of Commonwealth guaranteed obligations of GDB were outstanding. No payments under the Commonwealth guaranty have been required for any obligations of GDB to date.

     As of March 31, 2006, GDB held approximately $22.5 million of the Port of the Americas Authority's outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port. As of July 2006, GDB is authorized to purchase up to an aggregate principal amount of $250 million of the Authority's bonds.

     As of March 31, 2006, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $674.6 million. This amount consisted of $292 million in revenue bonds sold to the public, $212.7 million in bonds issued to the United States Department of Agriculture, Rural Development, and $169.9 of loans by the State Revolving Funds for the benefit of PRASA. On January 2, 1997, the Commonwealth began to make debt service payments under the Commonwealth guaranty and continuously made payments through fiscal year 2005. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making debt service payments required on these revenue bonds. PRASA has resumed payment of this debt from the net revenues it expects to receive as part of its newly revised tariff structure. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund.

                              REVENUES AND EXPENSES

Revenues

Fiscal Year 2007 Projected Revenues.

     The Secretary of the Treasury's revenue projection for fiscal year 2007 is $9.163 billion, an increase of $618 million, or 7.2%, from estimated net revenues for fiscal year 2006 of $8.545 billion (excluding $100 million of proceeds generated by the issuance of the Commonwealth's Public Improvement Refunding Bonds, Series 2006 A, which were privately placed). The Secretary of the Treasury's revenue projection for fiscal year 2007 consists of $8.899 billion of recurring revenues, a 4.1% increase over fiscal year 2006, and $264 million to be generated by certain non-recurring tax measures. The revenue projections for fiscal year 2007 have been adjusted to take into account (i) the Planning Board's downward revision of its forecast for real growth in gross national product from 2.5% to 0.6%, (ii) the substitution of the Sales Tax (as defined below) for the 5% general excise tax (4.7% of which Sales Tax is allocated to the General Fund), and (iii) certain income tax rate reductions included in the tax reform legislation discussed below. The net revenues projected for fiscal year 2007 include approximately $5.997 billion of total income taxes (which takes into account the effect of the income tax rate reduction provided for in the tax reform), revenues of $1.33 6 billion from excise taxes (which takes into account a projected $368 million reduction in revenues due to the partial elimination of the 5% general excise tax on November 15, 2006 and a projected $166 million reduction in revenues due to the income tax reductions provided by the tax reform legislation), and revenues of $643 million from the implementation of the Sales Tax. The projected revenues from the Sales Tax consist of the 4.7% allocable to the General Fund for the period from November 15, 2006 through June 30, 2007 and the additional 1% that the Legislative Assembly authorized the Governor to impose, as discussed above, beginning on February 1, 2007. Although the projections include the additional 1% Sales Tax for a five month period in fiscal year 2007, the government will examine alternatives (including cost cutting measures) that would avoid the imposition of such additional Sales Tax. Only in the event of extraordinary circumstances, and once all other alternatives are exhausted, would that option be exercised.

     The Commonwealth's budgeted expenditures for fiscal year 2007 of $9.488 billion exceed projected revenues of $9.163 billion by approximately $325 million. In addition, the Commonwealth must also cover a $243 million cash shortfall relating to fiscal year 2006 and a $52 million cash shortfall relating to fiscal year 2007 consisting of (i) certain payments excluded from the fiscal year 2007 budget and (ii) temporary differences in cash flow during fiscal year 2007. The Commonwealth expects to cover this combined budget deficit and cash shortfall of $620 million through the implementation of additional expenditure reducing measures, a possible increase in tax revenues resulting from the reduction of the uncertainty surrounding the government's fiscal crisis, and cash management mechanisms. The possible increase in tax revenues may be tempered by the adverse economic impact resulting from the increases in the price of oil and the implementation of the Sales Tax.

Fiscal Year 2006 Preliminary Revenues

     As of July 2006, the General Fund preliminary total revenues for fiscal year 2006 were $8.545 billion (excluding $100 million of proceeds generated by the issuance of the Commonwealth's Public Improvement Refunding Bonds, Series 2006 A), which is $350 million less than the amount originally budgeted. The reduction is attributable to the current economic slowdown, caused primarily by the current price of oil and its derivatives being at a historically high level, the government's fiscal crisis, which resulted in a two-week shutdown of non-essential government services, and the uncertainty surrounding the enactment of the tax and fiscal reform to address the government's fiscal crisis. Total preliminary revenues for fiscal year 2006 showed an increase of $239 million, or 2.9%, when compared to fiscal year 2005. This increase, in comparison with fiscal year 2005, was attributable to increases in income taxes from individuals ($206 million) and taxes withheld from non-residents ($309 million), together with decreases in external revenues ($12 million), excise taxes ($147 million), and miscellaneous non-tax revenues ($100 million). The increase in revenues from individual income taxes is mainly attributable to administrative measures and economic activity. The increase in the withholding tax on non-residents includes two extraordinary payments amounting to $200 million. Actual preliminary expenditures for fiscal year 2006 were $9.683 billion.

Fiscal Year 2005

     General Fund total net revenues for fiscal year 2005 were $8.306 billion, representing an increase of $320 million or 4%, from fiscal year 2004 net revenues. This amount excludes proceeds of a loan of $550 million obtained from GDB, which is included as part of "Proceeds of notes and other borrowings." The major changes in revenues from fiscal year 2004 were: (i) increases in total income taxes of $188 million, mainly resulting from increases in income taxes collected from individuals of $165 million and in income taxes collected from corporations of $40 million; (ii) increases in total excise taxes of $99 million; and (iii) net increases in other revenues of $32 million, mainly as a result of an increase in miscellaneous non-tax revenues of $51 million.

     Total cash expenditures for fiscal year 2005 were $9.220 billion (excluding $98.6 million covered with funds from the Budgetary Fund), which exceeded budgeted expenditures by $366 million, attributed mainly to increases in the area of education ($300.5 million), public safety and protection ($18.6 million), health ($28.7 million),



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


welfare ($10.2 million), and economic development ($8 million). This amount also excludes approximately $98.6 million of additional expenditures that were not originally budgeted. Various financing transactions were entered into to cover this imbalance.

Fiscal Year 2004

     General Fund total net revenues for fiscal year 2004 were $7.985 billion, representing an increase of $143 million, or 1.8%, from fiscal year 2003 net revenues. This amount excludes proceeds of a loan of $233 million obtained from GDB, which is included as part of "Proceeds of notes and other borrowings." This amount also excludes $88 million of additional non-recurring revenues. The major changes in revenues from fiscal year 2003 were: (i) increases in total income taxes of $128 million, mainly resulting from increases in income taxes from individuals of $203 million and in income taxes withheld from non- residents of $114 million; (ii) increases in total excise taxes of $42 million; and (iii) decreases in other revenues of $65 million, mainly as a result of a decrease in miscellaneous non-tax revenues of $59 million. Approximately $170 million of the increase in total income taxes for fiscal year 2004 relates to the collection of past taxes as a result of an incentives plan implemented by the Treasury.

     Total cash expenditures for fiscal year 2004 were $8.004 billion, which amount excludes certain amounts related to fiscal year 2004 but disbursed in fiscal year 2005. This amount also excludes approximately $293 million of additional expenditures that were not originally budgeted and were covered with reserve funds ($50 million), the reimbursement of certain federal education funds ($141 million), and other sources. After considering (i) debt service payments, (ii) $227 million in net borrowings from GDB and other sources, and
(iii) $63 million in other income from the General Fund's non-budgetary funds, the ending cash balance of the General Fund decreased from $179 million at the end of fiscal year 2003 to $109 million at the end of fiscal year 2004.

Commonwealth Structural Budget Imbalance

     As discussed in more detail below, the Commonwealth experienced a budget imbalance in fiscal year 2006. The imbalance comes in the wake of several recent fiscal years during which the Commonwealth's recurring expenditures exceeded its recurring revenues. These imbalances have been covered in the past with loans from GDB, financing transactions (including long-term bond issues) and other non-recurring resources. During fiscal year 2005, the amount by which the Commonwealth's operating expenditures exceeded its recurring revenues (the so-called structural imbalance) was approximately $1 billion. The structural imbalance for fiscal year 2006 was approximately $1.2 billion. The $1.2 billion structural imbalance for fiscal year 2006 is the difference between estimated expenditures of $9.683 billion plus $368 million of debt service due during fiscal year 2006 on the Commonwealth's general obligation bonds, which was paid from the proceeds of a GDB loan that is being refunded with the proceeds of the Commonwealth's Public Improvement Refunding Bonds, Series 2006 B, and Public Improvement Refunding Bonds, Series 2006 C (the "Financed Debt Service"), for a total of $10.05 billion, less budgeted recurring revenues of $8.895 billion. The $1.2 billion structural imbalance does not take into account (i) the $350 million reduction in recurring revenues during fiscal year 2006 discussed above because the government does not consider it a permanent reduction in recurring revenues and (ii) net proceeds of $100 million received in fiscal year 2006 from the issuance of the Commonwealth's Public Improvement Refunding Bonds, Series 2006 A. As discussed in further detail below, the Commonwealth covered the fiscal year 2006 structural imbalance by financing the Financed Debt Service, financing certain fiscal year 2006 debt service on general obligation bonds with the proceeds of a GDB line of credit that was subsequently refunded with the proceeds of the Commonwealth's Public Improvement Refunding Bonds, Series 2006 A ($100 million), transferring approximately $64 million from the Emergency and Budgetary Funds and financing most of the remaining portion of the Commonwealth's fiscal year 2006 structural budget imbalance with a GDB loan of $741 million.

     In addition to the Financed Debt Service, there are certain other expenditures not included in the amount of actual preliminary expenditures for fiscal year 2006 that may increase the structural imbalance. These include certain vendor debts from prior fiscal years, estimated amounts required to cover maintenance expenses incurred by

Public Buildings Authority ("PBA") (approximately $75 million) and subsidy and operational expenses incurred by the Agricultural Services and Development Administration ("ASDA") (approximately $75 million). These last two items are being covered by lines of credit from GDB collateralized by real estate and accounts receivable, with payment expected from the sale of such pledged real estate and/or the collection of such pledged receivables.

     The Commonwealth has considered new revenue sources and expenditure reductions to address the structural imbalance beyond fiscal year 2006. In this regard, the Commonwealth enacted a new sales tax and has begun to implement the reductions in recurring expenditures provided for in the fiscal reform legislation.

Tax Reform

     Act No. 117 of July 4, 2006 ("Act 117") amends the Puerto Rico Internal Revenue Code of 1994 (the "PR Code") to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government (the "Central Government Sales Tax"). Act 117 also authorizes each municipal government to impose a municipal sale and use tax of 1.5% (the "Municipal Sales Tax" and, together with the Central Government Sales Tax, the "Sales Tax"). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

     The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property.

     Act 117 repeals the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Certain items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and will not be subject to the Sales Tax.

     The Sales Tax and the repeal of 5% general excise tax will be effective starting on November 15, 2006. Municipalities, however, may implement the Municipal Sales Tax starting on July 1, 2006 and some have already done so. The revenues derived from the Sales Tax will be distributed as follows: (i) municipal governments will retain 1.3% of the Municipal Sales Tax, (ii) the Financial Assistance Fund, created by Act No. 91 of May 13, 2006, will receive 1% of the 7% Sales Tax, and (iii) the General Fund will receive the remaining 4.7% of the Sales Tax. The Secretary of the Treasury projects that each percentage point of the Sales Tax will generate annually approximately $191 million of gross revenues and that the Sales Tax will generate total annual gross revenues of approximately $1.33 7 billion. The additional revenues to be generated by the Sales Tax will be partly offset by the partial elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

     Act 117 also provides for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (the "Transition Period"). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with "built-in" gains associated to capital assets held for periods in excess of six months (the "Special Capital Gains Tax"). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax.

In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.

     The Secretary of the Treasury expects the aforementioned provisions of Act 117 to generate approximately $264 million by December 31, 2006. The Legislative Assembly, however, authorized the Governor to increase by Executive Order the Sales Tax by 1% if these provisions do not generate $1 billion by December 31, 2006. This 1% increase in the Sales Tax would remain in effect until it has produced, along with the aforementioned provisions of Act 117, a total of $1 billion.

     Members of the House of Representatives have indicated that they may challenge the validity of the Sales Tax because the House of Representatives intended to enact a 6.5% aggregate sales and use tax (consisting of a 5.5% aggregate sales and use tax, which includes the portion attributable to the municipalities, plus a 1% increase at the Governor's discretion). The Secretary of Justice, however, has opined that any potential challenge to the Sales Tax rate would be without merit.

Major Sources of General Fund Revenues

Income Taxes

     The Commonwealth's income tax law, the Internal Revenue Code of 1994, as amended (the "P.R. Code"), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

     Individuals. Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

     Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 12.5%.

     Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

     Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program.

     In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006, provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceed $10 million. The 5% tax must be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity's income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

     Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 20%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

     In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

     The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

     Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

     Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Sales and Use Taxes

     The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes,
(vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax will be effective starting on November 15, 2006 and is projected to generate annually approximately $1.33 7 billion in gross revenues.

Excise Taxes

     The P.R. Code imposes a tax on articles and commodities that are imported into or manufactured in Puerto Rico for consumption in Puerto Rico and a tax on certain transactions, such as hotel occupancy, public shows, and horse racing. The excise tax on certain articles and commodities, such as cigarettes, alcohol and petroleum products, is based upon the quantity of goods imported. The excise tax on motor vehicles is based on their suggested retail price. The P.R. Code imposes a tax at an effective rate of 6.6% of the F.O.B. factory price for imported goods and 3.6% of the sales price of goods manufactured in Puerto Rico, except sugar, cement, cigarettes, motor vehicles and certain petroleum products, which are taxed at different rates. Goods to be used by the government, except for motor vehicles and construction equipment, are not exempt. Exemptions apply to certain articles, such as food and medicines, and to articles designated for certain users. The excise tax imposed on articles and commodities imported into or manufactured in Puerto Rico for consumption in Puerto Rico will be replaced by the previously described sales and use tax on November 15, 2006.

Other Taxes and Revenues

     Motor vehicle license plate and registration fees comprise the major portion of license tax receipts. Recent legislation was enacted to increase license fees on luxury vehicles.

     Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

     Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, $13.25 per proof gallon has been or will be returned to the Treasury during the period from July 1, 1999 to December 31, 2005. Effective January 1, 2006, the amount returned will be reduced to the lesser of $10.50 per proof gallon and the actual excise tax imposed. As of July 2006, legislation is pending in both houses of the United States Congress, however, that would increase the amount of federal excise taxes per proof gallon transferred to the Commonwealth to $13.50 after December 31, 2005 and before January 1, 2007. This legislation would also allocate $0.50 of the total tax so returned to the Conservation Trust Fund, a charitable trust established in 1968 pursuant to a Memorandum of Understanding between the United States Department of the Interior and the Commonwealth whose mission is to protect natural resources in Puerto Rico.

Property Taxes

     Personal property, which accounts for approximately 49% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

     Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center ("CRIM"), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth's general obligation debt is deposited in the Commonwealth's Redemption Fund.

                           BUDGET OF THE COMMONWEALTH

     In the summaries of the central government budgets presented below, grants to the University of Puerto Rico are included in current expenditures for education and the debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Commonwealth is included in current disbursements for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Finance Authority mortgage subsidy bonds paid by the Commonwealth is included in current expenses for housing.

     For fiscal year 2006, approximately 53% of the General Fund was committed for payment of the central government payroll. In addition, approximately 25% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, deposits to the Budgetary and Emergency Funds, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2007, it is proposed that approximately 54% and 6% of the General Fund be committed for payment of the central government payroll and debt service on the direct debt of the Commonwealth, respectively. In the case of the judicial branch, legislation approved in December of 2002 provides that, commencing with fiscal year 2004, the Commonwealth will appropriate annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

2006 Budget Approval Process

     On March 16, 2005, the Governor submitted to the Legislative Assembly of the Commonwealth a proposed balanced budget of resources and expenditures for fiscal year 2006 providing for General Fund resources and expenditures of $9.684 billion. The Legislative Assembly, which is controlled by the principal opposition political party, however, did not approve the Governor's proposed budget and instead, on June 30, 2005, approved a budget resolution for fiscal year 2006 that provided for General Fund expenditures of $9.258 billion. The Governor vetoed this budget resolution because the revenue measures contained therein, as estimated by the Secretary of the Treasury, were insufficient to cover the budgeted expenditures as required by the Constitution. He did, however, sign into law certain revenue raising measures approved by the Legislative Assembly estimated to generate approximately $130 million in new revenues. Although the revenue-raising measures contained language conditioning their effectiveness on the approval by the Governor of the $9.258 billion budget resolution, according to the Secretary of Justice these revenue-raising measures are enforceable regardless of such language.

     Although no legal action has been initiated thus far, no assurance can be given that the effectiveness of such revenue measures will not be challenged.

     As a result of the Governor's veto, and in accordance with the Commonwealth's Constitution, the budget for fiscal year 2005 (with certain adjustments) carried over and continued in effect for fiscal year 2006. The Governor, through Executive Order 2005-5 8 of August 30, 2005 (the "2006 Budget Executive Order"), as amended, made certain additional adjustments to the budget in order to bring the total expenditures in line with the Secretary of the Treasury's estimate of total revenues for fiscal year 2006 of $8.945 billion. These adjustments included, among others, the Financed Debt Service.

Fiscal Year 2006 Preliminary Expenditures

     Budgeted Expenditures for Fiscal Year 2006. Total expenditures for fiscal year 2006 reached $9.683 billion. The expenditures in excess of the 2006 Budget Executive Order are attributable to $429 million of payroll and other related costs, $219 million of health and retirement systems related expenditures, and $90 million of other expenditures. Approximately $354.7 million is due to expenditures in excess of budgeted amounts by the Department of Education, of which $294.4 million, or 83%, is attributable to payroll and related expenses. This amount of excess expenditures does not include vendor debts attributable to prior fiscal years and the Financed Debt Service (the "Additional Expenditures").

     In April 2006, based on the expected budget deficit and the fact that the Commonwealth would be unable to meet certain of its operating expenditures, including payroll, commencing on May 1, 2006, the Governor proposed legislation authorizing GDB to finance $638 million of the Commonwealth's budget deficit for fiscal year 2006. The Legislative Assembly, however, did not approve the GDB loan at that time. On April 26, 2006, the Governor signed an executive order, effective May 1, 2006, allocating the Commonwealth's remaining revenues to those central government agencies that offer essential services (the "Deficit Executive Order"). As a result, certain non-essential services offered by government agencies and departments, including public schools, were suspended. Approximately 95,000 public employees were granted an unpaid leave of absence.

     On May 8, 2006, the Governor of Puerto Rico, the President of the Senate and the Speaker of the House of Representatives (the "Speaker of the House") appointed a special four member committee (the "Committee") which was given the task of: (i) resolving the impasse between the Executive Branch and the Legislative Assembly with respect to ending the partial shutdown of government agencies, and (ii) evaluating measures designed to provide a long-term solution to the Commonwealth's structural budget imbalance. Based on the Committee's recommendations, on May 12, 2006, the Legislative Assembly approved, and on May 13, 2006 the Governor signed, legislation authorizing GDB to lend up to $741 million to finance the Commonwealth's budget deficit for fiscal year 2006. This action allowed the Commonwealth to resume full government operations on May 15, 2006. The Legislative Assembly also approved and the Governor signed legislation creating a Financial Assistance Fund to be funded by a 1% portion of the sales tax proposed to be enacted and used exclusively to pay debt service on appropriation debt, including the aforementioned loan. Any future budget surplus will also be deposited in the Financial Assistance Fund and will be used to cover the cost of certain early retirement programs and amortize the Commonwealth's debt with the Teachers' Retirement System, the Employees Retirement System and the Judiciary Retirement System, in that order.

     The Financial Assistance Fund will be funded with 1% of the Sales Tax, which is expected to generate approximately $191 million annually. However, due to the implementation of the Sales Tax on November 15, 2006, the 1% Sales Tax is expected to generate approximately $120 million for fiscal year 2007. The funds deposited into the Financial Assistance Fund will be used to pay debt service on the Commonwealth's outstanding appropriation debt, which includes GDB lines of credit. Accordingly, the budget for fiscal year 2007 excludes approximately $522 million of debt service payments. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. Additional debt service requirements for fiscal year 2007 will be covered with amounts to be deposited in the Financial Assistance Fund. As of July 2006, the Commonwealth is evaluating various restructuring alternatives for its outstanding appropriation debt in order to cover these debt service payments on the outstanding appropriation debt with the expected revenues of the Financial Assistance Fund. Amounts not covered by the Financial Assistance Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth's General Fund.

     In order to address the Commonwealth's structural budget imbalance, the previously referred to legislation also provides for the approval of: (i) additional recurring revenue measures estimated to provide a net tax revenue increase of approximately $300 to $400 million, and (ii) a three-year expenditure reduction program expected to generate savings in the Executive Branch of at least $350 million per year.

     Preliminary Expenditures for Fiscal Year 2006. As discussed above, the Secretary of the Treasury's estimate of total revenues for fiscal year 2006 is $8.545 billion (excluding $100 million of proceeds generated by the issuance of the Commonwealth's Public Improvement Refunding Bonds, Series 2006 A), which is $350 less than the amount originally budgeted.

     Total expenditures for fiscal year 2006 are estimated at $9.683 billion, or approximately $1.1 billion above the estimate of total revenues for fiscal year 2006. This budget imbalance was covered with funds from the Emergency and Budgetary Funds ($64 million), the proceeds generated by the issuance of the Commonwealth's Public Improvement Refunding Bonds, Series 2006 A ($100 million), and a Government Development Bank loan ($741 million). The remaining shortfall, totaling $243 million, did not have a cash impact during fiscal year 2006 as a result of various cash management mechanisms and the postponement of certain payments to third party vendors. This shortfall will have an impact on the Commonwealth's cash flow during fiscal year 2007.

Budget for Fiscal Year 2006

     The consolidated budget for fiscal year 2006, including the resources and appropriation made in connection with the approval of GDB's loan to the Commonwealth of $741 million, totals $25.6 billion. Of this amount, $15.6 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.683 billion, which represents an increase of $463 million, or 5%, over actual expenditures for fiscal year 2005.

     In the fiscal year 2006 budget, revenues and other resources of all budgetary funds total $13.8 billion, excluding balances from the previous fiscal year and authorized general obligation bonds. The net increase in General Fund revenues in the fiscal year 2006 budget, as compared to fiscal year 2005 preliminary results, is accounted for mainly by increases in personal income taxes (up $174 million), retained non-resident income taxes (up $16 million), corporate income taxes (up $271 million), various excise taxes (up $137 million), licenses (up $23 million), contributions from the lottery fund (up $13 million), electronic lottery fund (up $15 million), federal excise taxes on offshore shipments (up $9 million), and decreases in tollgate taxes and withholding taxes on dividends (down $6 million each), inheritance and gift taxes (down $5 million), other excise taxes (down $41 million) and other miscellaneous non-tax revenues (down $59 million).

     Current expenses and capital improvements of all budgetary funds total $15.6 billion, an increase of approximately $1.1 billion from fiscal year 2005. The major changes in General Fund expenditures by program in fiscal year 2006 are mainly due to increases in education (up $304.6 million), health (up $158.7 million), public safety and protection (up $37.8 million), contributions to municipalities (up $16.5 million), other debt service, consisting principally of Commonwealth appropriation debt (up $124.3 million), and decreases in general government (down $36.2 million), economic development (down $14.9 million), housing (down $7.1 million), and debt service on Commonwealth's general obligation and guaranteed debt (down $263 million).

     The general obligation bond authorization for the fiscal year 2006 budget is $675 million.

Fiscal Reform

     On May 25, 2006, the Governor signed legislation providing for a fiscal reform of the government of the Commonwealth (the "Fiscal Reform Legislation"). The legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth as the public policy of the Commonwealth the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses.

     Specifically, the legislation requires the Executive Branch to realize savings of at least $300 million during fiscal year 2007 and $350 million per fiscal year thereafter until fiscal year 2009. Furthermore, on or prior to the third anniversary of the enactment of the legislation, the Commonwealth's budget of operational expenses must not exceed ninety-eight percent (98%) of the Commonwealth's recurring revenues. Similarly, the budget for the Legislative Assembly will remain at the fiscal year 2005 level until fiscal year 2008. The legislation also imposes a government-wide hiring freeze and institutes certain mechanisms through which important positions may be filled.

     The Fiscal Reform Legislation prohibits the use of debt, loans or any other financing mechanisms to cover operational expenses or balance the budget of the Commonwealth. It also prohibits the use of savings realized from the refinancing of outstanding debt to cover the Commonwealth's operational expenses or balance the budget and further provides that collections during any fiscal year in excess of budgeted amounts must be deposited in the Financial Assistance Fund and used for the purposes for which such fund was created (i.e., the repayment of certain Commonwealth appropriation debt and repaying the Commonwealth's debt with the retirement systems). The Fiscal Reform Legislation provides that no branch of government is authorized to spend in excess of budgeted amounts and imposes financial and criminal penalties on the director of any instrumentality that violates this provision.

     Finally, the Fiscal Reform Legislation requires the implementation of certain internal controls designed to prevent overspending and allow the Commonwealth to better manage its finances. It requires that all covered entities certify' annually, among other things, their payroll expenses, the number of employees, the savings achieved during the fiscal year and how they plan to achieve further savings, and the performance of their investments. The Fiscal Reform Legislation also requires that the Governor submit to the Legislative Assembly, together with the proposed budget for the fiscal year, a seven-year strategic plan providing for the restructuring and consolidation of agencies and instrumentalities of the Commonwealth.

     Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they impinge on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch's discretion and through the use of the Executive Branch's prerogatives. There is no assurance that the Fiscal Reform Legislation will generate the expected savings or that it will be implemented as enacted.

Budget for Fiscal Year 2007

     The proposed consolidated budget for fiscal year 2007 totals $25.8 billion. Of this amount $15.1 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.48 8 billion, which represents a decrease of $195 million over actual preliminary expenditures for fiscal year 2006.

     Projected expenses and capital improvements of all budgetary funds total $15.1 billion, a decrease of approximately $500 million from fiscal year 2006. The major changes in General Fund expenditures by program in fiscal year 2007 are mainly due to increases in welfare (up $42.7 million), Transportation and Communication (up $27.7 million), economic development (up $21 million), public safety and protection (up $20.7 million), housing (up $6.7 million), debt service on Commonwealth's general obligation and guaranteed debt (up $395.4 million), and decreases in health (down $161.9 million), education (down $77.9 million), and other debt service, consisting principally of Commonwealth appropriation debt (down $484.6 million). The budget for fiscal year 2007 excludes approximately $522 million of debt service payments. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. Additional debt service requirements for fiscal year 2007 will be covered with amounts to be deposited in the Financial Assistance Fund. Amounts not covered by the Financial Assistance Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth's General Fund.

     As in prior years, health related expenditures during fiscal year 2006 exceeded budgeted amounts. In light of this experience, the Commonwealth is evaluating transferring approximately $230 million from the State Insurance Fund in order to cover any health related excess expenditures during fiscal year 2007. The Commonwealth would repay the State Insurance Fund for the amounts transferred to cover health related expenditures. This transfer, however, would have to be approved by the Legislative Assembly.

     No general obligation bonds for fiscal year 2007 have been authorized.

                                   LITIGATION

     The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of the Legislative Assembly of Puerto Rico, approved on June 25, 1955, as amended ("Act No. 104"), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000 or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of the Legislative Assembly of Puerto Rico, approved on November 26, 1975, as amended ("Act No. 9"), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

     With respect to pending and threatened litigation, as of June 30, 2005, the Commonwealth has included in its financial statements reported liabilities of approximately $219 million for awarded and anticipated unfavorable judgments. This amount represented the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The

Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

     The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $120 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Commonwealth appealed this decision. As of June 30, 2004, the Commonwealth has accrued $120 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the Court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

     The Commonwealth is a defendant in two lawsuits filed in local and federal district court by an association of insurance companies seeking to recover from the Commonwealth approximately $38 million of compulsory motor vehicle insurance premiums allegedly belonging to the insurance companies or their policyholders, which were transferred by the Secretary of the Treasury to the General Fund. The Commonwealth believes that its ultimate liability, if any, would not be significant.

     The Commonwealth is also a defendant in various cases, including a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents' request to include damage claims in the same class action case. This decision is appealable and thus, not final at this time. The Commonwealth does not anticipate any final determination or damages award, in any case, to be granted in this fiscal year.

     The Commonwealth and various component units are defendants in other lawsuits alleging violations of constitutional rights (for example, by municipalities), civil rights, breach of contract, and other damage claims. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $7.8 billion; however, the ultimate liability cannot be presently determined. It is the opinion of the Commonwealth that the claims are excessive. No provision for any liability that may result upon adjudication of these lawsuits has been recognized by the Commonwealth. The Commonwealth believes that the ultimate liability, if any, would not be significant.

                                    * * * * *

                            RATING AGENCIES' ACTIONS

     As of August 2006, Moody's and Standard & Poor's rated the Commonwealth's general obligation, respectively, Baa3 and BBB. In May 2006, Moody's downgraded the Commonwealth's general obligation rating to Baa3. Moody's has also placed the Commonwealth's general obligation rating in "Watchlist." The "Watchlist" action places the Commonwealth's Baa3 general obligation rating under review for possible downgrade. For additional information, see the section above captioned "DEBT - Ratings of Commonwealth General Obligation Bonds." Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth's municipal obligation bonds.

                                   APPENDIX D

                      Legg Mason Partners Fund Advisor, LLC

                               Proxy Voting Policy

      LMPFA delegates to the Sub-Adviser the responsibility for voting proxies for the fund, as applicable, through its contracts with the Sub-Adviser. The Sub-Adviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund.

      Should LMPFA become responsible for voting proxies for any reason, such as the inability of a Sub-Adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent Sub-Adviser to vote proxies until a new Sub-Adviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies.

      LMPFA shall rely on, and periodically oversee the Sub-Adviser responsible for gathering relevant documents and records related to proxy voting from the Sub-Adviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

                                   APPENDIX E

              Western Asset Management Company Proxy Voting Policy

     Procedure:                  Proxy Voting
     Departments Impacted:       Investment Management, Compliance, Investment
                                 Support, Client Services
     References:                 Western Asset Compliance Manual -Section R
                                 Proxy Voting Investment Advisers Act Rule
                                 206(4)-6 and Rule 204-2 ERISA DOL Bulletin 94-2
                                 C.F.R. 2509.94-2
     Effective:                  August 1, 2003

Background

     Western Asset Management Company ("Western Asset") has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

     In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

                                     Policy

     Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

                                   Procedures

Responsibility and Oversight

     The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

     Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

     Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

     Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

     a.   Proxies are reviewed to determine accounts impacted.

     b. Impacted accounts are checked to confirm Western Asset voting authority.

     c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

     d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

     e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

     f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

     Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

     Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

     e.   A proxy log including:

          1.   Issuer name;

          2.   Exchange ticker symbol of the issuer's shares to be voted;

          3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

          4.   A brief identification of the matter voted on;

          5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

          6.   Whether a vote was cast on the matter;

          7.   A record of how the vote was cast; and

          8. Whether the vote was cast for or against the recommendation of the issuer's management team.

     Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure

     Western Asset's proxy policies are described in the firm's Part II of Form ADV. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

     All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

     1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

     2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

     3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

                                Voting Guidelines

     Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

     Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I    Board Approved Proposals

     The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

     1.   Matters relating to the Board of Directors

     Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

          a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

          b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

          c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

          d. Votes are cast on a case-by-case basis in contested elections of directors.

     2.   Matters relating to Executive Compensation

     Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

          a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

          b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

          c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

          d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

     3.   Matters relating to Capitalization

     The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

          a. Western Asset votes for proposals relating to the authorization of additional common stock.

          b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

          c. Western Asset votes for proposals authorizing share repurchase programs.

     4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

     Western Asset votes these issues on a case-by-case basis on board-approved transactions.

     5.   Matters relating to Anti-Takeover Measures

     Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

          a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

          b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

     6.   Other Business Matters

     Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

          a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

          b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

     SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

     2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

     3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

     Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

     1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

     2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

     In the event Western Asset is required to vote on securities held in foreign issuers -- i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

     1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

     2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     4.   Western Asset votes on a case-by-case basis on proposals relating to
          (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                               LEGG MASON PARTNERS
                             OREGON MUNICIPALS FUND



                                                          Statement of
                                                          Additional Information








                                                          August 28, 2006






Legg Mason Partners Oregon Municipals Fund
125 Broad Street
New York, NY 10004

PART C-Other Information

Item 23. Exhibits

All references are to the Registrant's registration statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC") on March 11, 1994 (the "Registration Statement") (File Nos. 33-52643 and 811-07149).

(a) (1) Registrant's Master Trust Agreement, dated March 10, 1994, is incorporated by reference to the Registration Statement.

(a) (2) Amendments to Master Trust Agreement dated October 14, 1994 and November 7, 1994, respectively, are incorporated by reference to Post-Effective Amendment No. 3 as filed with the SEC on November 23, 1994 ("Post-Effective Amendment No. 3").

(a) (3) Amendment to Registrant's Master Trust Agreement dated June 12, 1998, is incorporated by reference to Post-Effective Amendment No. 7 as filed with the SEC on August 28, 1998 ("Post-Effective Amendment No. 7").

(a) (4) Amendment to Registrant's Master Trust Agreement dated April 29, 2004 is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC on August 27, 2004 ("Post-Effective Amendment No. 14").


(a) (5) Amendment to Registrant's Master Trust Agreement dated March 15, 2006, is filed herein.


(b) (1) Registrant's amended and restated By-Laws dated January 29, 2003 are incorporated by reference to Post-Effective Amendment No. 13.

(c) Registrant's forms of stock certificates are incorporated by reference to Pre-Effective Amendment No. 3 as filed with the SEC on May 23, 1994 ("Pre-Effective Amendment No. 3").


(d) (1) Investment Management Agreement between Registrant and Legg Mason Partners Fund Advisor, LLC ("LMPFA") is filed herein.

(d) (2) Subadvisory Agreement between LMPFA and Western Asset Manageement Company ("WAM") is filed herein.

(e) (1) Broker Dealer Contract is incorporated by reference to Post-Effective Amendment No. 8.


(e)(2) Form of Distribution Agreement with Citigroup Global Markets Inc, ("CGMI") is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed on August 23, 2000 ("Post-Effective Amendment No. 10").

(e)(3) Form of amendment to Distribution Agreement with CGMI is filed herein.

(e)(4) Form of Distribution Agreement with Legg Mason Investor Services, LLC ("LMIS") is filed herein.


(f) Not Applicable.




(g) Form of Custodian Services Agreement between the Registrant and State Street Bank and Trust Company is filed herein.

(h) (1) Transfer Agency Agreement dated January 1, 2006 between the Registrant and PFPC Inc. is filed herein.

(h) (2) License Agreement -- Citigroup Inc.

(h) (3) License Agreement -- Legg Mason Investor Services.


(i) Not Applicable.

(j) Consent of Independent Registered Public Accounting Firm is filed herein.


(j)(2) Power of attorney dated August 15, 2006 is filed herein.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to Pre-Effective Amendment No. 3.




(m) Form of Amended and Restated Services and Distribution Plan pursuant to Rule 12b-1 is filed herein.

(n) Form of Registrant's Rule 18f-3 multiple class plan is filed herein.

(p)(1) Amended Code of Ethics--Citigroup Asset Management--North America and certain registered investment companies as amended September 13, 2005 is filed herein.

(p)(2) Code of Ethics--CGMI is incorporated by reference to Post-Effective Amendment No. 13 dated August 27, 2003.

(p)(3) Code of Ethics of LMIS is filed herein.

(p)(4) Code of Ethics of Western Asset Management Company adopted February 2005 is filed herein.



Other Exhibits

(1) Power of Attorney dated November 1, 2004 is incorporated by reference to Post-Effective Amendment No. 15.


Item 25. Indemnification

Reference is hereby made to paragraph 4 of the Distribution Agreement between the Registrant and CGMI (the "CGMI Distribution Agreement"), paragraph 7 of the Amendment to the CGMI Distribution Agreement and paragraph 9 of the Distribution Agreement between the Registrant and LMIS. The Directors and officers of the Registrant and the personnel of the Registrant's manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser

Investment Manager

Legg Mason Partners Fund Advisor, LLC ("LMPFA") is the Registrant's investment manager and Western Asset Management Company is the Registrant's subadviser. (a) LMPFA is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The list of other substantial business activities in which directors, officers or partners of LMPFA have been engaged as director, officer, employee, partner, or trustee, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-66785).

(b) Western Asset Management Company ("WAM") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.


Peter L. Bain                  Director, WAM
                               Director, LMFM
                               Manager, Brandywine
                               Senior Executive Vice President, Legg Mason, Inc.
                               Director, Nova Scotia
                               Vice President and Director, BMML
                               Director, LMCM Director, Barrett Director,
                               Bartlett Director, Berkshire Director, LM Funding
                               Director, LM Properties Director, LMRG Director,
                               LM Tower Director, PCM I Director, PCM II
                               Manager, Royce Director, WAMCL

James W. Hirschmann III        Director, WAM
                               Director, WAMCL

D. Daniel Fleet                President and CEO, WAM

Gavin L. James                 Director of Global Client Services, WAM
                               Senior Executive Officer, WAMCL

Gregory McShea                 General Counsel and Secretary, WAM
                               General Counsel and Secretary, WAMCL

WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Item 28. Location of Accountants and Records

With respect to the Registrant's Investment Manager and Subadvisor

     (1)  Legg Mason Partners Oregon Municipals Fund
          125 Broad Street
          New York, NY 10004

          Western Asset Management Company
          385 East Colorado Blvd,
          Pasadena, CA 91101

          Legg Mason Partners Fund Advisor,  LLC
          399 Park Avenue
          New York, New York 10022

Item 27. Principal Underwriters


(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust. II, CitiFunds Trust. I, Salomon Funds Trust., Legg Mason Partners Variable Portfolios V, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Variable Portfolios III, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust., Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Legg Mason Partners Variable Portfolios I Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust., Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolio II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipal Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Investment Trust, Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Variable Portfolios III, Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds:

Legg Mason Partners Trust II
CitiFunds Trust I
Salomon Funds Trust
Legg Mason Partners Variable Portfolios V
CitiFunds Premium Trust
CitiFunds Institutional Trust
CitiFunds Trust III
Legg Mason Partners Lifestyle Series, Inc.
Legg Mason Partners Variable Portfolio IV
Legg Mason Partners Investment Series
Consulting Group Capital Markets Funds
High Income Opportunity Fund Inc.
Intermediate Muni Fund, Inc.
Legg Mason Partners Small Cap Core Fund, Inc.
Legg Mason Partners Investment Trust
Real Estate Income Fund Inc.
Managed High Income Portfolio Inc.
Managed Municipals Portfolio Inc.
Municipal High Income Portfolio Inc.
Citigroup Investments Corporate Loan Fund Inc.
Zenix Income Fund Inc.
Salomon Brothers Capital Fund Inc.
Salomon Brothers Investors Value Fund Inc.
Salomon Brothers Fund Inc.
Salomon Brothers Institutional Series Fund Inc.
Salomon Brothers Series Funds Inc.
Legg Mason Partners Variable Portfolios I
Salomon Brothers Opportunity Fund Inc.
Salomon Brothers 2008 Worldwide Government Term Trust
Salomon Brothers High Income Fund Inc.
Salomon Brothers High Income Fund II Inc.
Salomon Brothers Emerging Markets Income Fund Inc.
Salomon Brothers Emerging Markets Income Fund II Inc.
Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Salomon Brothers Global High Income Fund Inc.
Salomon Brothers Emerging Markets Debt Fund Inc.
Salomon Brothers Capital and Income Fund Inc.
Salomon Brothers Inflation Management Fund Inc.
Salomon Brothers Variable Rate Strategic Fund Inc.
Salomon Brothers Global Partners Income Fund Inc.
Salomon Brothers Municipal Partners Fund Inc.
Salomon Brothers Municipal Partners Fund II Inc.
Legg Mason Partners Variable Portfolios II
Legg Mason Partners Adjustable Rate Income Fund
Legg Mason Partners Aggressive Growth Fund, Inc.
Legg Mason Partners Appreciation Fund, Inc.
Legg Mason Partners California Municipals Fund, Inc.
Legg Mason Partners Equity Funds
Legg Mason Partners Fundamental Value Fund, Inc.
Legg Mason Partners Funds, Inc.
Legg Mason Partners Income Funds
Smith Barney Institutional Cash Management Fund, Inc.
Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Core Plus Bond Fund, Inc.
Legg Mason Partners Managed Municipals Fund, Inc.
Legg Mason Partners Massachusetts Municipal Fund
Smith Barney Money Funds, Inc.
Legg Mason Partners Municipal Funds
Smith Barney Municipal Money Market Fund, Inc.
Legg Mason Partners Oregon Municipals Fund
Legg Mason Partners World Funds, Inc.
Legg Mason Partners Sector Series Inc.
Legg Mason Partners Variable Portfolios III
Legg Mason Cash Reserve Trust, Inc.
Legg Mason Charles Street Trust, Inc.
Legg Mason Global Trust, Inc.
Legg Mason Growth Trust, Inc.
Legg Mason Income Trust, Inc.
Legg Mason Investment Trust, Inc.
Legg Mason Investors Trust, Inc.
Legg Mason Light Street Trust, Inc.
Legg Mason Special Investment Trust, Inc.
Legg Mason Tax Exempt Trust, Inc.
Legg Mason Tax-Free Income Fund
Legg Mason Value Trust, Inc.
Western Asset Funds, Inc.

      CGMI is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve - Managing Director
Mark R. Fetting - Managing Director
D. Stuart Rowern - Vice President
W. Talbot Daley - Vice President
Thomas J. Hirachmann - Vice President
Joseph M. Furey - General Counsel and Chief Compliance Officer
Ronald Holinsky - Counsel
Robert E. Patterson - Counsel
Theraoa M. Sliberzahn - Chief Financial Officer
Elisabeth F. Craiq - AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202


(c) Not applicable.


Zenix Income Fund Inc.
Salomon Brothers Capital Fund Inc.
Salomon Brothers Investors Value Fund Inc.
Salomon Brothers Fund Inc.
Salomon Brothers Institutional Series Fund Inc.
Salomon Brothers Series Funds Inc.
Legg Mason Partners Variable Portfolios I
Salomon Brothers Opportunity Fund Inc.
Salomon Brothers 2008 Worldwide Government Term Trust
Salomon Brothers High Income Fund Inc.
Salomon Brothers High Income Fund II Inc.
Salomon Brothers Emerging Markets Income Fund Inc.
Salomon Brothers Emerging Markets Income Fund II Inc.
Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Salomon Brothers Global High Income Fund Inc.
Salomon Brothers Emerging Markets Debt Fund Inc.
Salomon Brothers Capital and Income Fund Inc.
Salomon Brothers Inflation Management Fund Inc.
Salomon Brothers Variable Rate Strategic Fund Inc.
Salomon Brothers Global Partners Income Fund Inc.
Salomon Brothers Municipal Partners Fund Inc.
Salomon Brothers Municipal Partners Fund II Inc.
Legg Mason Partners Variable Portfolios II
Legg Mason Partners Adjustable Rate Income Fund
Legg Mason Partners Aggressive Growth Fund, Inc.
Legg Mason Partners Appreciation Fund, Inc.
Legg Mason Partners California Municipals Fund, Inc.
Legg Mason Partners Equity Funds
Legg Mason Partners Fundamental Value Fund, Inc.
Legg Mason Partners Funds, Inc.
Legg Mason Partners Income Funds
Smith Barney Institutional Cash Management Fund, Inc.
Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Core Plus Bond Fund, Inc.
Legg Mason Partners Managed Municipals Fund, Inc.
Legg Mason Partners Massachusetts Municipal Fund
Smith Barney Money Funds, Inc.
Legg Mason Partners Municipal Funds
Smith Barney Municipal Money Market Fund, Inc.
Legg Mason Partners Oregon Municipals Fund
Legg Mason Partners World Funds, Inc.
Legg Mason Partners Sector Series Inc.
Legg Mason Partners Variable Portfolios III
Legg Mason Cash Reserve Trust, Inc.
Legg Mason Charles Street Trust, Inc.
Legg Mason Global Trust, Inc.
Legg Mason Growth Trust, Inc.
Legg Mason Income Trust, Inc.
Legg Mason Investment Trust, Inc.
Legg Mason Investors Trust, Inc.
Legg Mason Light Street Trust, Inc.
Legg Mason Special Investment Trust, Inc.
Legg Mason Tax Exempt Trust, Inc.
Legg Mason Tax-Free Income Fund
Legg Mason Value Trust, Inc.
Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Removals Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this. Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference

Item 28. Location of Accountants and Records

(1)   Legg Mason Partners Oregon Municipals Fund
      125 Broad Street
      New York, New York 10004

(2)   With Respect to Registrant's Investment

      Legg Mason Fund Adviser LLC
      399 Park Avenue
      New York, New York 10022

(3)   With Respect to Registrant's Custodian:


      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110


(4)   With Respect to Registrant's Transfer Agent:

      PFPC Inc.
      PO Box 9699
      Providence, RI 02940-9699





(5)   With Respect to Registrant's Distributor:

      Citigroup Global Markets, Inc.
      388 Greenwich Street
      New York, NY 10013

      Legg Mason Investor Services LLC
      100 Light Street
      Baltimore, MD 21202


Item 29. Management Services

Not Applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Fund, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of August, 2006.

                                      LEGG MASON PARTNERS OREGON MUNICIPALS FUND

                                      By: /s/ R. Jay Gerken
                                      ------------------------------------
                                      R. Jay Gerken
                                      Chairman of the Board, President and
                                      Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement and the above Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.


Signature                           Title                        Date
-----------------------             -----------------------      ---------------


/s/ R. Jay Gerken                   Chairman of the Board,       August 28, 2006
-----------------------             President and Chief
R. Jay Gerken                       Executive Officer

/s/ Kaprel Ozsolak                  Chief Financial Officer      August 28, 2006
-----------------------             and Treasurer
Kaprel Ozsolak

/s/ Dwight B. Crane*                Trustee                      August 28, 2006
---------------------------
Dwight B. Crane

/s/ Burt N. Dorsett*                Trustee                      August 28, 2006
---------------------------
Burt N. Dorsett

/s/ Elliot S. Jaffe*                Trustee                      August 28, 2006
---------------------------
Elliot S. Jaffe

/s/ Stephen E. Kaufman*             Trustee                      August 28, 2006
---------------------------
Stephen E. Kaufman

/s/ Cornelius C. Rose, Jr.*         Trustee                      August 28, 2006
---------------------------
Cornelius C. Rose, Jr.

* Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated August 15, 2006.


/s/ R. Jay Gerken
---------------------------
R. Jay Gerken

EXHIBIT INDEX

Exhibit No.     Exhibit
-----------     -------




(a)(5)          Articles of Amendment

(d)(1)          Investment Management Agreement

(d)(2)          Subadvisory Agreement

(e)(2) Amendment to Distribution Agreement between the Registrant and Citigroup Global Markets Inc.

(e)(3) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC

(g)             Custodian Services Agreement

(h)(1)          Transfer Agency Agreement

(h)(2)          License Agreement - Citigroup Inc.

(h)(3)          License Agreement - Legg Mason Properties, Inc.

(j)(1)          Consent of Independent Registered Public Accounting Firm

(j)(2)          Power of Attorney

(m)             Amended and Restated Shareholder Services and Distribution Plan

(n)             Amended and Restated Rule 18f-3(d) Plan

(p)(1)          Amended Code of Ethics - Citigroup Asset Management - North
                America

(p)(3)          Code of Ethics - Legg Mason Investor Services, LLC

(p)(4)          Code of Ethics - Western Asset Management